Lincoln Life & Annuity Company of New York

Financial Statements

December 31, 2021 and 2020

Report of Independent Auditors

To the Stockholder and the Board of Directors of Lincoln Life & Annuity Company of New York

Opinion

We have audited the financial statements of Lincoln Life & Annuity Company of New York (the Company), which comprise the balance sheets as of December 31, 2021 and 2020, and the related statements of comprehensive income (loss), stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2021, and the related notes (collectively referred to as the “financial statements”).

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2021 in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS).  Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report.  We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits.  We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are available to be issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free of material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion.  Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists.  The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control.  Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks.  Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control.  Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania

April 1, 2022

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

BALANCE SHEETS

(in millions, except share data)

	As of December 31,
	2021	2020
ASSETS
Investments:
Fixed maturity available-for-sale securities, at fair value
(amortized cost: 2021 – $7,394; 2020 – $7,266; allowance for credit losses: 2021 – $0; 2020 – $0)	$8,617	$8,848
Equity securities	7	1
Mortgage loans on real estate, net of allowance for credit losses	961	943
Policy loans	217	231
Derivative investments	7	9
Other investments	6	19
Total investments	9,815	10,051
Cash and invested cash	56	103
Deferred acquisition costs and value of business acquired	281	347
Premiums and fees receivable	26	11
Accrued investment income	91	92
Reinsurance recoverables, net of allowance for credit losses	514	527
Reinsurance related embedded derivatives	-	18
Goodwill	26	26
Other assets	1,828	1,716
Separate account assets	8,475	7,734
Total assets	$21,112	$20,625

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Future contract benefits	$1,932	$1,897
Other contract holder funds	5,421	5,482
Funds withheld reinsurance liabilities	1,610	1,593
Income taxes payable	359	477
Other liabilities	281	103
Separate account liabilities	8,475	7,734
Total liabilities	18,078	17,286

Contingencies and Commitments (See Note 10)

Stockholder’s Equity
Common stock – 132,000 shares authorized, issued and outstanding	941	941
Retained earnings	1,347	1,408
Accumulated other comprehensive income (loss)	746	990
Total stockholder’s equity	3,034	3,339
Total liabilities and stockholder’s equity	$21,112	$20,625

See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(in millions)

	For the Years Ended December 31,
	2021	2020	2019
Revenues
Insurance premiums	$200	$153	$167
Fee income	316	326	337
Net investment income	394	381	399
Realized gain (loss)	-	40	29
Other revenues	1	-	1
Total revenues	911	900	933
Expenses
Interest credited	191	198	198
Benefits	423	403	405
Commissions and other expenses	348	229	78
Total expenses	962	830	681
Income (loss) before taxes	(51)	70	252
Federal income tax expense (benefit)	(15)	10	47
Net income (loss)	(36)	60	205
Other comprehensive income (loss), net of tax:
Unrealized investment gains (losses)	(244)	511	459
Total other comprehensive income (loss), net of tax	(244)	511	459
Comprehensive income (loss)	$(280)	$571	$664

See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF STOCKHOLDER’S EQUITY

(in millions)

	For the Years Ended December 31,
	2021	2020	2019

Common Stock
Balance as of beginning-of-year	$941	$941	$941
Balance as of end-of-year	941	941	941

Retained Earnings
Balance as of beginning-of-year	1,408	1,468	1,349
Cumulative effect from adoption of new accounting standards	-	(18)	-
Net income (loss)	(36)	60	205
Dividends paid to The Lincoln National Life Insurance Company	(25)	(102)	(86)
Balance as of end-of-year	1,347	1,408	1,468
Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	990	479	20
Other comprehensive income (loss), net of tax	(244)	511	459
Balance as of end-of-year	746	990	479
Total stockholder’s equity as of end-of-year	$3,034	$3,339	$2,888

See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF CASH FLOWS

(in millions)

	For the Years Ended December 31,
	2021	2020	2019
Cash Flows from Operating Activities
Net income (loss)	$(36)	$60	$205
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Realized (gain) loss	-	(40)	(29)
Change in:
Deferred acquisition costs, value of business acquired, deferred sales inducements
and deferred front-end loads deferrals and interest, net of amortization	99	92	(96)
Premiums and fees receivable	(15)	(1)	(4)
Accrued investment income	1	-	2
Insurance liabilities and reinsurance-related balances	(109)	(47)	(137)
Accrued expenses	101	8	(4)
Federal income tax accruals	(45)	(21)	40
Other	(27)	29	12
Net cash provided by (used in) operating activities	(31)	80	(11)

Cash Flows from Investing Activities
Purchases of available-for-sale securities and equity securities	(654)	(646)	(723)
Sales of available-for-sale securities and equity securities	64	204	266
Maturities of available-for-sale securities	444	289	510
Issuance of mortgage loans on real estate	(107)	(96)	(194)
Repayment and maturities of mortgage loans on real estate	92	61	96
Issuance and repayment of policy loans, net	14	14	16
Net change in collateral on derivatives and related settlements	13	82	46
Other	-	(1)	-
Net cash provided by (used in) investing activities	(134)	(93)	17

Cash Flows from Financing Activities
Issuance (payment) of short-term debt	39	(26)	(24)
Deposits of fixed account values, including the fixed portion of variable	459	491	587
Withdrawals of fixed account values, including the fixed portion of variable	(325)	(361)	(345)
Transfers to and from separate accounts, net	(30)	34	(84)
Common stock issued for benefit plans	-	(2)	(3)
Dividends paid to The Lincoln National Life Insurance Company	(25)	(102)	(86)
Net cash provided by (used in) financing activities	118	34	45

Net increase (decrease) in cash, invested cash and restricted cash	(47)	21	51
Cash, invested cash and restricted cash as of beginning-of-year	103	82	31
Cash, invested cash and restricted cash as of end-of-year	$56	$103	$82

See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

1.  Nature of Operations, Basis of Presentation and Summary of Significant Accounting Policies

Nature of Operations

Lincoln Life & Annuity Company of New York (“LLANY” or the “Company”, which also may be referred to as “we,” “our” or “us”), a wholly-owned subsidiary of The Lincoln National Life Insurance Company (“LNL”), a wholly-owned subsidiary of Lincoln National Corporation (“LNC” or the “Ultimate Parent”), is domiciled in the state of New York.  LLANY is principally engaged in the sale of wealth protection, accumulation, retirement income and group protection products and solutions.  These products are marketed primarily through personal-producing general agents and brokers throughout the U.S.  LLANY is licensed and sells its products throughout the U.S. and several U.S. territories.  See Note 16 for additional information.

Basis of Presentation

The accompanying financial statements are prepared in accordance with United States of America generally accepted accounting principles (“GAAP”).  Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

Summary of Significant Accounting Policies

Accounting Estimates and Assumptions

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period.  In applying these estimates and assumptions, management makes subjective and complex judgments that frequently require assumptions about matters that are uncertain and inherently subject to change, including matters related to or impacted by the COVID-19 pandemic.  Actual results could differ from these estimates and assumptions.  Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are:  fair value of certain financial assets, derivatives, allowances for credit losses, deferred acquisition costs (“DAC”), value of business acquired (“VOBA”), deferred sales inducements (“DSI”), goodwill and other intangibles, future contract benefits, other contract holder funds including deferred front-end loads (“DFEL”), income taxes including the recoverability of our deferred tax assets and the potential effects of resolving litigated matters.

Fair Value Measurement

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk (“NPR”), which would include our own credit risk.  Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (“exit price”) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (“entry price”).  Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique.  The three-level hierarchy for fair value measurement is defined as follows:

•

Level 1 – inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to “blockage discounts” that are excluded;

•

Level 2 – inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

•

Level 3 – inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.  Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement.  Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult.  However,

Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

Fixed Maturity Available-For-Sale Securities – Fair Valuation Methodologies and Associated Inputs

Securities classified as available-for-sale (“AFS”) consist of fixed maturity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) (“AOCI”), net of associated DAC, VOBA, DSI, future contract benefits, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as fixed maturity AFS based on assumptions used by market participants in pricing the security.  The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity security, and we consistently apply the valuation methodology to measure the security’s fair value.  Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities.  Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices.  We do not adjust prices received from third parties; however, we do analyze the third-party pricing services’ valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our fixed maturity AFS securities.  Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.  In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met.  For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable.  For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement.  Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all fixed maturity AFS securities on any given day.  For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants.  For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our fixed maturity AFS securities discussed above:

•	Corporate bonds and U.S. government bonds – We also use Trade Reporting and Compliance EngineTM reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.
•

Mortgage- and asset-backed securities (“ABS”) – We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities (“MBS”), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages (“RMBS”), commercial mortgage-backed securities (“CMBS”) and collateralized loan obligations (“CLOs”).

•

State and municipal bonds – We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

•	Hybrid and redeemable preferred securities – We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes.  We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service.  On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source.  We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

Fixed Maturity AFS Securities – Evaluation for Recovery of Amortized Cost

We regularly review our fixed maturity AFS securities (also referred to as “debt securities”) for declines in fair value that we determine to be impairment-related, including those attributable to credit risk factors that may require a credit loss allowance.

For our debt securities, we generally consider the following to determine whether our debt securities with unrealized losses are credit impaired:

•	The estimated range and average period until recovery;
•	The estimated range and average holding period to maturity;
•	Remaining payment terms of the security;
•	Current delinquencies and nonperforming assets of underlying collateral;
•	Expected future default rates;
•	Collateral value by vintage, geographic region, industry concentration or property type;
•	Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
•	Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Statements of Comprehensive Income (Loss).  If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an impairment has occurred, and a credit loss allowance is recorded, with a corresponding charge to realized gain (loss) on our Statements of Comprehensive Income (Loss).  The remainder of the decline to fair value related to factors other than credit loss is recorded in other comprehensive income (“OCI”) to unrealized losses on fixed maturity AFS securities on our Statements of Stockholder’s Equity, as this amount is considered a noncredit impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing.  Management considers the following as part of the evaluation:

•	The current economic environment and market conditions;
•	Our business strategy and current business plans;
•	The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
•	Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
•

The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

•	The capital risk limits approved by management; and
•	Our current financial condition and liquidity demands.

In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover.  The discount rate is the effective interest rate implicit in the underlying debt security.  The effective interest rate is the original yield, or the coupon if the debt security was previously impaired.  See the discussion below for additional information on the methodology and significant inputs, by security type, that we use to determine the amount of a credit loss.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

•	Historical and implied volatility of the security;
•	The extent to which the fair value has been less than amortized cost;
•	Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
•	Failure, if any, of the issuer of the security to make scheduled payments; and
•	Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of a credit loss impairment through a credit loss allowance, we continue to reassess the expected cash flows of the debt security at each subsequent measurement date as necessary.  If the measurement of credit loss changes, we recognize a provision for (or reversal of) credit loss expense through realized gain (loss) on our Statements of Comprehensive Income (Loss), limited by the amount that amortized cost exceeds fair value.  Losses are charged against the allowance for credit losses when management believes the uncollectibility of a debt security is confirmed or when either of the criteria regarding intent or requirement to sell is met.  Accrued interest on debt securities is written-off when deemed uncollectible.

To determine the recovery value of a corporate bond or CLO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
•	Fundamentals of the industry in which the issuer operates;
•

Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

•	Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
•	Expectations regarding defaults and recovery rates;
•	Changes to the rating of the security by a rating agency; and
•	Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter, we review the cash flows for the MBS portfolio, including current credit enhancements and trends in the underlying collateral performance to determine whether or not they are sufficient to provide for the recovery of our amortized cost.  To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
•	Level of borrower creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
•	Susceptibility to fair value fluctuations for changes in the interest rate environment;
•	Susceptibility to reinvestment risks, in cases where market yields are lower than the securities’ book yield earned;
•	Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
•	Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
•	Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security requires a credit loss allowance.  The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods.  We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future.  Other factors used in this analysis include the credit characteristics of borrowers, geographic distribution of underlying loans and timing of liquidations by state.  Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur.  Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans.  Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments.  These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure.  If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for a credit loss by comparing the expected cash flows to amortized cost.  To the extent that the security has already been impaired through a credit loss allowance or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no credit loss allowance is required.  Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then an impairment through a credit loss allowance is recognized.

We further monitor the cash flows of all of our debt securities backed by mortgages on an ongoing basis.  We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our debt securities backed by pools of commercial mortgages.  The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future.  These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable.  If it is not recoverable, we record an impairment through a credit loss allowance for the security.

Equity Securities

Equity securities are carried at fair value, and changes in fair value are recorded in realized gain (loss) on our Statements of Comprehensive Income (Loss) as they occur.  Equity securities consist primarily of common stock of publicly-traded companies, privately placed securities and mutual fund shares.  We measure the fair value of our equity securities based on assumptions used by market participants in pricing the security.  The most appropriate valuation methodology is selected based on the specific characteristics of the equity security.  Fair values of publicly-traded equity securities are determined using quoted prices in active markets for identical or comparable securities.  When quoted prices are not available, we use valuation methodologies most appropriate for the specific asset.

Fair values for private placement securities are determined using discounted cash flow, earnings multiple and other valuation models.  The fair values of mutual fund shares that transact regularly are based on transaction prices of identical fund shares.

Mortgage Loans on Real Estate

Mortgage loans on real estate consist of commercial mortgage loans and are generally carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of allowance for credit losses.  Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate.  Premiums and discounts are amortized using the effective yield method over the life of the loan.  Interest income and amortization of premiums and discounts are reported in net investment income on our Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent.  We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectability of the loan.  We resume accruing interest once a loan complies with all of its original terms or restructured terms.  Mortgage loans deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are likewise credited to the allowance for credit losses.  Accrued interest on mortgage loans is written-off when deemed uncollectible.

In connection with our recognition of an allowance for credit losses for mortgage loans on real estate, we perform a quantitative analysis using a probability of default/loss given default/exposure at default approach to estimate expected credit losses in our mortgage loan portfolio as well as unfunded commitments related to mortgage loans.  Our model estimates expected credit losses over the contractual terms of the loans, which are the periods over which we are exposed to credit risk, adjusted for expected prepayments.  Credit loss estimates are segmented by mortgage loans and unfunded commitments related to mortgage loans.

The allowance for credit losses for pooled loans of similar risk is estimated using relevant historical credit loss information adjusted for current conditions and reasonable and supportable forecasts of future conditions.  Historical credit loss experience provides the basis for the estimation of expected credit losses with adjustments for differences in current loan-specific risk characteristics, such as differences in underwriting standards, portfolio mix, delinquency level, or term lengths as well as adjustments for changes in environmental conditions, such as unemployment rates, property values, or other factors that management deems relevant.  We apply probability weights to the positive, base and adverse scenarios we use.  For periods beyond our reasonable and supportable forecast, we use implicit mean reversion over the remaining life of the recoverable, meaning our model will inherently revert to the baseline scenario as the baseline is representative of the historical average over a longer period of time.

Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement.  When we determine that a loan is impaired, a specific credit loss allowance is established for the excess carrying value of the loan over its estimated value.  The loan’s estimated value is based on:  the present value of expected future cash flows discounted at the loan’s effective interest rate; the loan’s observable market price; or the fair value of the loan’s collateral.

Allowance for credit losses are maintained at a level we believe is adequate to absorb current expected lifetime credit losses.  Our periodic evaluation of the adequacy of the allowance for credit losses is based on historical loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, reasonable and supportable forecasts about the future and other relevant factors.

Mortgage loans on real estate are presented net of the allowance for credit losses on our Balance Sheets.  Changes in the allowance are reported in realized gain (loss) on our Statements of Comprehensive Income (Loss).  Mortgage loans on real estate deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are credited to the allowance for credit losses, limited to the aggregate of amounts previously charged-off and expected to be charged-off.

Our mortgage loan portfolio is primarily comprised of long-term loans secured by existing commercial real estate.  We believe all of the mortgage loans in our portfolio share three primary risks:  borrower credit worthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods of monitoring and assessing credit risk are consistent for our entire portfolio.

For our mortgage loan portfolio, trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses.  In addition, we review each loan individually in our mortgage loan portfolio on an annual basis to identify emerging risks.  We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles.  Where warranted, we establish or increase a credit loss allowance for a specific loan based upon this analysis.

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios.  The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage.  Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value.  Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan.  The debt-service coverage ratio compares a property’s net operating income to its debt-service payments.  Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments.  Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.  These credit quality metrics are monitored and reviewed at least annually.

We have off-balance sheet commitments related to mortgage loans.  As such, an allowance for credit losses is developed based on the process outlined above, along with an internally developed conversion factor.

Policy Loans

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral.  Policy loans are carried at unpaid principal balances.

Derivative Instruments

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk and equity market risk by entering into derivative transactions.  All of our derivative instruments are recognized as either assets or liabilities on our Balance Sheets at estimated fair value.  We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in “Fair Value Measurement.”  The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship.  For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged:  as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of AOCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income.  The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change.  For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values.  For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income.

We have certain variable annuity products that contain embedded derivatives that are reported as either assets or liabilities on our Balance Sheets.  When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes.  These embedded derivatives are carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments.  The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes.  These techniques project cash flows of the derivatives using current and implied future market conditions.  We calculate the present value of the cash flows to measure the current fair market value of the derivative.

Other Investments

Other investments consists primarily of cash collateral receivables related to our derivative instruments and Federal Home Loan Bank (“FHLB”) common stock.

In uncleared derivative transactions, we and the counterparty enter into a credit support annex requiring either party to post collateral, which may be in the form of cash, equal to the net derivative exposure.  Cash collateral we have posted to a counterparty is recorded within other investments.  Cash collateral a counterparty has posted is recorded within other liabilities.  We also have investments in FHLB common stock, carried at cost, that enable access to the FHLB lending program.

Cash and Invested Cash

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI and DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of universal life insurance (“UL”), variable universal life insurance (“VUL”), traditional life insurance, group life and disability insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable.  VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date.  Bonus credits and excess interest for dollar cost averaging contracts are considered DSI, and the unamortized balance is reported within other assets on our Balance Sheets.  Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain (loss), is reported within commissions and other expenses on our Statements of Comprehensive Income (Loss).  DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Statements of Comprehensive Income (Loss).  The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within fee income on our Statements of Comprehensive Income (Loss).  The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type.  Amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as fixed maturity AFS and certain derivatives and embedded derivatives.  Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses.  When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses.  These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract.  We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

Acquisition costs for all traditional contracts, including term life insurance, individual whole life and group business, are amortized over the premium-paying period or level term period, depending on the contract, which generally results in amortization less than or equal to 30 years.  Acquisition costs are either amortized on a straight-line basis or as a level percent of premium of the related policies depending on the block of business.  There is currently no intangible balance or related amortization for fixed and variable payout annuities.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits (“EGPs”) from surrender charges, investment, death benefits expected to be paid, net of reinsurance ceded and expense margins and actual realized gain (loss) on investments.  Contract lives for UL and VUL policies are estimated to be 40 years based on the expected lives of the contracts.  Contract lives for fixed and variable deferred annuities are generally between 15 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period.  The front-end load annuity product has an assumed life of 25 years.  Longer lives are assigned to those blocks that have demonstrated lower lapse experience.

During the third quarter of each year, we conduct our comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL.  These assumptions include, but are not limited to, capital markets, investment margins, mortality rates, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions).  Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on our Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs (“unlocking”).  We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our comprehensive review.  We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI and DFEL.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

Reinsurance

We enter into reinsurance agreements in the normal course of business to limit our exposure to the risk of loss and to enhance our capital management.

In order for a reinsurance agreement to qualify for reinsurance accounting, the agreement must satisfy certain risk transfer conditions that include, among other items, a reasonable possibility of a significant loss for the assuming entity.  When we apply reinsurance accounting, premiums, benefits and DAC amortization are reported net of insurance ceded on our Statements of Comprehensive Income (Loss).  Amounts currently recoverable, such as ceded reserves, are reported in reinsurance recoverables and amounts currently payable to the reinsurers, such as premiums, are included in other liabilities on our Balance Sheets.  Assets and liabilities and revenue and expenses from certain reinsurance contracts that grant statutory surplus relief are netted on our Balance Sheets and Statements of Comprehensive Income (Loss), respectively, if there is a contractual right of offset.

We use deposit accounting to recognize reinsurance agreements that do not transfer significant insurance risk.  This accounting treatment results in amounts paid or received to be considered on deposit with the reinsurer and such amounts are reported in other assets on our Balance Sheets.  As amounts are paid or received, consistent with the underlying contracts, deposit assets are adjusted.

We estimated an allowance for credit losses for all reinsurance recoverables and related reinsurance deposit assets.  As such, we performed a quantitative analysis using a probability of loss approach to estimate expected credit losses for reinsurance recoverables, inclusive of similar assets recognized using the deposit method of accounting.  The credit loss allowance is a general allowance for pools of receivables with similar risk characteristics segmented by credit risk ratings and receivables assessed on an individual basis that do not share similar risk characteristics where we anticipate a credit loss over the life of reinsurance-related assets.

Our model uses relevant internal or external historical loss information adjusted for current conditions and reasonable and supportable forecasts of future events and conditions in developing our loss estimate.  We utilized historical credit rating data to form an estimation of probability of default of counterparties by means of a transition matrix that provides the rates of credit migration for credit ratings transitioning to impairment.  We updated reinsurer credit ratings during the quarter to incorporate the most up-to-date information on the current state of the financial stability of our reinsurers.  To simulate changes in economic conditions, we used positive, base and adverse scenarios that include varying levels of loss given default assumptions to reflect the impact of changes in severity of losses.  We applied probability weights to the positive, base and adverse scenarios.  For periods beyond our reasonable and supportable forecasts, we used implicit mean reversion over the remaining life of the recoverable.  Additionally, we considered factors that impact our exposure at default that are driven by actuarial expectations around term assumptions rather than being directly driven by market or economic environment.

Our model estimates the expected credit losses over the life of the reinsurance asset.  Credit loss estimates are segmented based on counterparty credit risk.  Our modeling process utilizes counterparty credit ratings, collateral types and amounts, and term and run-off assumptions.  For reinsurance recoverables that do not share similar risk characteristics, we assessed on an individual basis to determine a specific credit loss allowance.

We estimated expected credit losses over the contractual term of the recoverable, which is the period during which we are exposed to the credit risk.  Reinsurance recoverables may not have explicit contractual lives, but are tied to the underlying insurance products; as a result, we estimated the contractual life by utilizing actuarial estimates of the timing of payouts related to those underlying products.

Reinsurance agreements often require the reinsurer to collateralize the recoverable with funds in a trust account or with a letter of credit for the benefit of the ceding insurance entity that can reduce the expected credit losses on a given agreement.  As such, we review reinsurance collateral by individual agreement to sensitize risk of loss based on level of collateralization.  This review is driven by the assumption that non-collateralized reinsurance recoverables would have materially higher losses in time of default.  Therefore, reinsurance recoverables are pooled as either fully-collateralized or non-collateralized.

Reinsurance recoverables are presented net of the allowance for credit losses on our Balance Sheets.  Changes in the allowance for credit losses are reported in realized gain (loss) on our Statements of Comprehensive Income (Loss).  Reinsurance recoverables deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are credited to the allowance for credit losses, limited to the aggregate of amounts previously charged-off and expected to be charged-off.

Goodwill

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill.  Goodwill is not amortized, but is reviewed for impairment annually as of October 1 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value.

We perform a quantitative goodwill impairment test where the fair value of the reporting unit is determined and compared to the carrying value of the reporting unit.  If the carrying value of the reporting unit is greater than the reporting unit’s fair value, goodwill is impaired and written down to the reporting unit’s fair value; and a charge is reported in impairment of intangibles on our Statements of Comprehensive Income (Loss).  The results of one goodwill impairment test on one reporting unit cannot subsidize the results of another reporting unit.

Other Assets and Other Liabilities

Other assets consist primarily of certain reinsurance assets, net of allowance for credit losses, certain guaranteed living benefit (“GLB”) features, DSI, specifically identifiable intangible assets and other receivables.  Other liabilities consist primarily of current and deferred taxes, certain GLB features, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, employee benefit liabilities, collateral payable for derivative investments, short-term debt and accrued expenses.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are related to credit loss or non-credit, including unexpected or adverse changes in the following:  the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation.  If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Statements of Comprehensive Income (Loss).  Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations.  These assets are amortized on a straight-line basis over their useful life of 25 years.

Separate Account Assets and Liabilities

Separate accounts represent segregated funds that are maintained to meet specific investment objectives of contract holders who direct the investments and bear the investment risk, except to the extent of minimum guarantees made by the Company with respect to certain accounts.  The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company.

We report separate account assets as a summary total on the Balance Sheets based on the fair value of the underlying investments.  The underlying investments consist primarily of mutual funds, fixed maturity securities, short-term investments and cash.  Investment income and net realized and unrealized gains (losses) of the separate accounts generally accrue directly to the contract holders; therefore, they are not reflected in the Statements of Comprehensive Income (Loss), and the Statements of Cash Flows do not reflect investment activity of the separate accounts.  Asset-based fees and contract administration charges are assessed against the accounts and included within fee income on the Statements of Comprehensive Income (Loss).  An amount equivalent to the separate account assets is recorded as separate account liabilities, representing the account balance obligated to be returned to the contract holder.

Future Contract Benefits

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims.  We continually review overall reserve position, reserving techniques and reinsurance arrangements.  As experience develops and new information becomes known, liabilities are adjusted as deemed necessary.

The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality rates and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue.  Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to7.75% depending on the time of contract issue.  The liabilities for future contract benefits and claims reserves for immediate and deferred paid-up annuities are computed using investment yield assumptions that range from 1.0% to 7.5%.  These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends.  The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.  Dividends to participating policies were $19 million, $20 million and $20 million for the years ended December 31, 2021, 2020 and 2019, respectively.

We issue variable annuity and life contracts through separate accounts that may include various types of guaranteed benefits.  The liabilities for these guarantees are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract (“benefit ratio”) multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative payments plus interest on the liability.  The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less payments made in the period plus interest.  As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked or, in other words, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception.  The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported in benefits on our Statements of Comprehensive Income (Loss).  During the third quarter of each year, we conduct our comprehensive review of the assumptions and projection models used in estimating these reserves and unlock assumptions similar to the DAC discussion above.  We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our comprehensive review.  We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying value of these reserves.  The change in liability impacts EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Certain of our variable annuity contracts reported within future contract benefits contain GLB reserves embedded derivatives, a portion of which may be reported in either other assets or other liabilities, and include guaranteed interest and similar contracts, that are carried at fair value on our Balance Sheets, which represents approximate exit price including an estimate for our NPR.  Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits.  We report the insurance portion of the reserves in future contract benefits.  We classify these GLB reserves embedded derivatives items in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  The “market consistent scenarios” used in the determination of the fair value of the GLB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid.  We use risk-neutral Monte Carlo simulations in our calculation to value the entire block of guarantees, which involve 100 unique scenarios per policy or approximately 2 million scenarios.  The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant.  The market consistent inputs include, but are not limited to, assumptions for capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, rider utilization, etc.), mortality rates, risk margins, maintenance expenses and a margin for profit.  We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions.  It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.  As discussed in Note 4, we use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products.  The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves.  The net impact of these changes is reported as a component of realized gain (loss) on our Statements of Comprehensive Income (Loss).

Other Contract Holder Funds

Other contract holder funds includes account balances on UL and VUL insurance and investment-type annuity products where account balances are equal to deposits plus interest credited less withdrawals, surrender charges, asset-based fees and contract administration charges, as well as amounts representing the fair value of embedded derivative instruments associated with our IUL and indexed annuity products.  During the third quarter of each year, we conduct our comprehensive review of the assumptions and projection models used in estimating these embedded derivatives and unlock assumptions similar to the DAC discussion above.  We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our comprehensive review.  We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying value of these embedded derivatives.  Other contract holder funds also includes DFEL (see “DAC, VOBA, DFEL and DSI” above), dividends payable to contract holders and undistributed earnings on participating business.

Contingencies and Commitments

A loss contingency is an existing condition, situation or set of circumstances involving uncertainty as to possible loss that will ultimately be resolved when one or more future events occur or fail to occur.  Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable, based on our best estimate.

Fee Income

Fee income for investment and interest-sensitive life insurance contracts consists of asset-based fees, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances.  Investment products consist primarily of individual and group variable and fixed deferred annuities.  Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies.  These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the “attributed fees”), which are not reported within fee income on our Statements of Comprehensive Income (Loss).  These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees.  Asset-based fees and contract administration charges are assessed on a daily or monthly basis and recognized as revenue as performance obligations are met, over the period underlying customer assets are owned.  Wholesaling-related 12b-1 fees received from separate account fund sponsors as compensation for servicing the underlying mutual funds are recorded as revenues based on a contractual percentage of the market value of mutual fund assets over the period shares are owned by customers.  Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned.  Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited.  Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.  For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

Insurance Premiums

Our insurance premiums for traditional life insurance, certain annuities with life contingencies and group insurance products are recognized as revenue when due from the contract holder.  Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance and term life insurance.  Our group insurance products consist primarily of term life, disability and dental.

Net Investment Income

We earn investment income on the underlying general account investments supporting our fixed products less related expenses.  Dividends and interest income, recorded in net investment income, are recognized when earned.  Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the fixed maturity AFS securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities.  When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period.  In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.  Any adjustments resulting from changes in effective yield are reflected in net investment income on our Statements of Comprehensive Income (Loss).

Realized Gain (Loss)

Realized gain (loss) includes realized gains and losses from the sale of investments, write-downs for impairments of investments and changes in the allowance for credit losses for financial assets, changes in fair value of equity securities, certain derivative and embedded derivative gains and losses and net gains and losses on reinsurance embedded derivatives.  Realized gains and losses on the sale of investments are determined using the specific identification method.  Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL.  Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

Interest Credited

We credit interest to our contract holder account balances based on the contractual terms supporting our products.

Benefits

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances.  Benefits also include the change in reserves for life insurance products with secondary guarantee benefits, annuity products with guaranteed death and living benefits and certain annuities with life contingencies.  For traditional life, group life and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

Pension and Other Post-Retirement Benefit Plans

Our employees participate in the following post-retirement benefit plans that are sponsored by LNC and LNL:

•	Defined benefit pension plans for certain employees and agents;
•	Other post-retirement benefit plans for certain retired employees and agents that provide health care and life insurance;
•	Tax-qualified defined contribution plans for eligible employees and agents; and
•	Non-qualified deferred compensation plans for certain current and former employees, agents and non-employee directors.

Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses.  The mortality assumption is based on actual and anticipated plan experience, determined using acceptable actuarial methods.  We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense.  The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans.  The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan.  The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

Stock-Based Compensation

Our employees and agents are included in LNC’s stock-based incentive compensation plans that provide for the issuance of stock options, performance shares and restricted stock units.  In general, we expense the fair value of stock awards included in LNC’s incentive compensation plans.  As of the date LNC’s Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock.  The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder’s equity.  We apply an estimated forfeiture rate to our accrual of compensation cost.  Stock-based compensation expense is reflected in commissions and other expenses on our Statements of Comprehensive Income (Loss).

Income Taxes

LNC files a U.S. consolidated income tax return that includes us and LNC’s other eligible subsidiaries.  Pursuant to an inter-company tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis.  The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits that are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC.  Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes.  A valuation allowance is recorded to the extent required.

2.  New Accounting Standards

The following table provides a description of our adoption of new Accounting Standards Updates (“ASUs”) issued by the FASB and the impact of the adoption on our financial statements.  ASUs not listed below were assessed and determined to be either not applicable or insignificant in presentation or amount.

Standard	Description	Effective Date	Effect on Financial Statements or Other Significant Matters
ASU 2020-04, Reference Rate Reform (Topic 848) and related amendments

The amendments in this update provide optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting.  The amendments provide optional expedients and exceptions for applying GAAP to contracts, hedging relationships and other transactions impacted by reference rate reform.  If certain criteria are met, an entity will not be required to remeasure or reassess contracts impacted by reference rate reform.  Additionally, changes to the critical terms of a hedging relationship affected by reference rate reform will not require entities to de-designate the relationship if certain requirements are met.  The expedients and exceptions provided by the amendments do not apply to contract modifications made and hedging relationships entered into or evaluated after December 31, 2022, with certain exceptions.  The amendments are effective for contract modifications made between March 12, 2020, and December 31, 2022.

March 12, 2020 through December 31, 2022

This standard may be elected and applied prospectively as reference rate reform unfolds.  We have elected practical expedients to maintain hedge accounting for certain derivatives.  We will continue to evaluate our options under this guidance as our reference rate reform adoption process continues.  This ASU has not had a material impact to our financial condition and results of operations, but we will continue to evaluate those impacts as our transition progresses.

Standard	Description	Effective Date	Effect on Financial Statements or Other Significant Matters
ASU 2018-12, Targeted Improvements to the Accounting for Long-Duration Contracts and related amendments

These amendments make changes to the accounting and reporting for long-duration contracts issued by an insurance entity that will significantly change how insurers account for long-duration contracts, including how they measure, recognize and make disclosures about insurance liabilities and deferred acquisition costs.  Under this ASU, insurers will be required to review cash flow assumptions at least annually and update them if necessary.  They also will have to make quarterly updates to the discount rate assumptions they use to measure the liability for future policyholder benefits.  The ASU creates a new category of market risk benefits (i.e., features that protect the contract holder from capital market risk and expose the insurer to that risk) that insurers will have to measure at fair value.  The ASU provides various transition methods by topic that entities may elect upon adoption.  The ASU is effective January 1, 2023, and early adoption is permitted.

January 1, 2023

We will adopt this ASU effective January 1, 2023, with a transition date of January 1, 2021, using a modified retrospective approach, except for market risk benefits in which we will apply a full retrospective transition approach.

We continue to make progress in our implementation process that includes, but is not limited to, making significant accounting policy decisions, employing appropriate internal controls, building and updating actuarial models and systems, revising reporting processes and developing informative qualitative and quantitative disclosures.  In 2022, we will begin the process of recording our transition adjustments and restating applicable prior periods.

We are currently evaluating the impact of adopting this ASU on our financial condition and results of operations and will be able to better assess the effects as we progress with our implementation efforts.  For example, upon adoption, there will be adjustments to retained earnings resulting from the remeasurement of certain current benefits (e.g., guaranteed minimum death benefits on variable annuities) to fair valued market risk benefits, excluding the portion attributable to non-performance risk, which will result in an impact to AOCI.  There will be additional impacts to AOCI resulting from the remeasurement of in-force future contract benefits using current upper-medium grade fixed income instrument yields as well as the elimination of shadow accounting for DAC and DAC-like intangibles.  While the impact may be material, the magnitude is currently being assessed.

3.  Investments

Fixed Maturity AFS Securities

In 2020, we adopted ASU 2016-13, Financial Instruments – Credit Losses (Topic 326):  Measurement of Credit Losses on Financial Instruments and related amendments (“ASU 2016-13”), which resulted in a new recognition and measurement of credit losses on most financial assets.

The amortized cost, gross unrealized gains, losses, allowance for credit losses and fair value of fixed maturity AFS securities (in millions) were as follows:

	As of December 31, 2021
				Allowance
	Amortized	Gross Unrealized		for Credit	Fair
	Cost	Gains	Losses	Losses	Value
Fixed maturity AFS securities:
Corporate bonds	$6,286	$1,092	$16	$-	$7,362
U.S. government bonds	14	2	-	-	16
State and municipal bonds	494	101	1	-	594
Foreign government bonds	30	3	-	-	33
RMBS	288	24	-	-	312
CMBS	89	2	2	-	89
ABS	145	11	1	-	155
Hybrid and redeemable preferred securities	48	10	2	-	56
Total fixed maturity AFS securities	$7,394	$1,245	$22	$-	$8,617

	As of December 31, 2020
				Allowance
	Amortized	Gross Unrealized		for Credit	Fair
	Cost	Gains	Losses	Losses	Value
Fixed maturity AFS securities:
Corporate bonds	$6,175	$1,405	$4	$-	$7,576
U.S. government bonds	15	3	-	-	18
State and municipal bonds	479	119	-	-	598
Foreign government bonds	25	5	-	-	30
RMBS	321	37	-	-	358
CMBS	49	3	-	-	52
ABS	124	10	-	-	134
Hybrid and redeemable preferred securities	78	10	6	-	82
Total fixed maturity AFS securities	$7,266	$1,592	$10	$-	$8,848

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2021, were as follows:

‘

	Amortized	Fair
	Cost	Value
Due in one year or less	$97	$98
Due after one year through five years	591	633
Due after five years through ten years	987	1,115
Due after ten years	5,197	6,215
Subtotal	6,872	8,061
Structured securities (RMBS, CMBS, ABS)	522	556
Total fixed maturity AFS securities	$7,394	$8,617

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses of fixed maturity AFS securities (dollars in millions) for which an allowance for credit losses has not been recorded, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2021
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses (1)
Fixed maturity AFS securities:
Corporate bonds	$431	$13	$38	$3	$469	$16
State and municipal bonds	36	1	-	-	36	1
CMBS	53	2	-	-	53	2
ABS	62	1	-	-	62	1
Hybrid and redeemable
preferred securities	-	-	19	2	19	2
Total fixed maturity AFS securities	$582	$17	$57	$5	$639	$22

Total number of fixed maturity AFS securities in an unrealized loss position						188

	As of December 31, 2020
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses (1)
Fixed maturity AFS securities:
Corporate bonds	$116	$3	$5	$1	$121	$4
Hybrid and redeemable
preferred securities	44	6	-	-	44	6
Total fixed maturity AFS securities	$160	$9	$5	$1	$165	$10

Total number of fixed maturity AFS securities in an unrealized loss position						41

(1)	As of December 31, 2021 and 2020, we recognized less than $1 million of gross unrealized losses in OCI for fixed maturity AFS securities for which an allowance for credit losses has been recorded.

The fair value, gross unrealized losses (in millions) and number of fixed maturity AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

As of December 31, 2021
		Gross	Number
	Fair	Unrealized	of
	Value	Losses	Securities (1)
Nine months or greater, but less than twelve months	$-	$-	-

As of December 31, 2020
		Gross	Number
	Fair	Unrealized	of
	Value	Losses	Securities (1)
Nine months or greater, but less than twelve months	$4	$1	1

(1)	We may reflect a security in more than one aging category based on various purchase dates.

Our gross unrealized losses on fixed maturity AFS securities increased by $12 million for the year ended December 31, 2021.  As discussed further below, we believe the unrealized loss position as of December 31, 2021, did not require an impairment recognized in earnings as (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; and (iii) the difference in the fair value compared to the amortized cost was due to factors other than credit loss.  Based upon this evaluation as of December 31, 2021, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums, fee income and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our impaired securities.

As of December 31, 2021, the unrealized losses associated with our corporate bond, U.S. government bond, state and municipal bond and foreign government bond securities were attributable primarily to widening credit spreads and rising interest rates since purchase.  We performed a detailed analysis of the financial performance of the underlying issuers and determined that we expected to recover the entire amortized cost of each impaired security.

As of December 31, 2021, the unrealized losses associated with our MBS and ABS were attributable primarily to widening credit spreads and rising interest rates since purchase.  We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates.  We estimated losses for a security by forecasting the underlying loans in each transaction.  The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable.  Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts and other independent market data.  Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost of each impaired security.

As of December 31, 2021, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of underlying issuers.  For our hybrid and redeemable preferred securities, we evaluated the financial performance of the underlying issuers based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each impaired security.

Credit Loss Impairment on Fixed Maturity AFS Securities

We regularly review our fixed maturity AFS securities for declines in fair value that we determine to be impairment-related, including those attributable to credit risk factors that may require an allowance for credit losses.  See Note 1 for a detailed discussion regarding our accounting policy relating to the allowance for credit losses on our fixed maturity AFS securities.

There was less than $1 million of changes in the allowance for credit losses on fixed maturity AFS securities for the years ended December 31, 2021 and 2020.  Accrued interest receivable on fixed maturity AFS securities totaled $79 million as of December 31, 2021 and 2020, and was excluded from the estimate of credit losses.

Changes in the amount of credit loss of other-than-temporary impairment (“OTTI”) recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

For the
Year
Ended
December 31,
2019
Balance as of beginning-of-year	$39
Increases attributable to:
Credit losses on securities for which an
OTTI was not previously recognized	-
Decreases attributable to:
Securities sold, paid down or matured	(18)
Balance as of end-of-year	$21

Mortgage Loans on Real Estate

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

	As of December 31,
	2021	2020
Current	$965	$951
30 to 59 days past due	-	-
60 to 89 days past due	-	-
90 or more days past due	-	-
Allowance for credit losses	(4)	(8)
Unamortized premium (discount)	-	-
Mark-to-market gains (losses)	-	-
Total carrying value	$961	$943

Our mortgage loan portfolio has the largest concentrations in New York, which accounted for 34% and 39% of mortgage loans on real estate as of December 31, 2021 and 2020, respectively, and California, which accounted for 23% and 22% of mortgage loans on real estate as of December 31, 2021 and 2020, respectively.

For our mortgage loans, there were no specifically identified impaired loans as of December 31, 2021 and 2020.  There were no mortgage loans on real estate on nonaccrual status as of December 31, 2021 and 2020.

We use loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans on real estate.  The amortized cost of mortgage loans on real estate (dollars in millions) by year of origination and credit quality indicator was as follows:

	As of December 31, 2021
		Debt-		Debt-		Debt-
		Service		Service		Service
	Less	Coverage	65%	Coverage	Greater	Coverage
	than 65%	Ratio	to 75%	Ratio	than 75%	Ratio	Total
Origination Year
2021	$107	3.15	$-	-	$-	-	$107
2020	89	3.18	-	-	-	-	89
2019	180	2.67	-	-	-	-	180
2018	104	2.30	3	1.56	8	1.02	115
2017	116	2.32	-	-	-	-	116
2016 and prior	351	2.77	7	0.81	-	-	358
Total	$947		$10		$8		$965

	As of December 31, 2020
		Debt-		Debt-		Debt-
		Service		Service		Service
	Less	Coverage	65%	Coverage	Greater	Coverage
	than 65%	Ratio	to 75%	Ratio	than 75%	Ratio	Total
Origination Year
2020	$90	3.16	$-	-	$-	-	$90
2019	188	2.85	-	-	-	-	188
2018	116	2.08	3	1.62	8	0.71	127
2017	119	2.30	5	1.59	-	-	124
2016	103	1.74	-	-	-	-	103
2015 and prior	314	2.95	5	2.23	-	-	319
Total	$930		$13		$8		$951

Credit Losses on Mortgage Loans on Real Estate

In connection with our recognition of an allowance for credit losses for mortgage loans on real estate, we perform a quantitative analysis using a probability of default/loss given default/exposure at default approach to estimate expected credit losses in our mortgage loan portfolio as well as unfunded commitments related to mortgage loans.  See Note 1 for a detailed discussion regarding our accounting policy relating to the allowance for credit losses on our mortgage loans on real estate.

Changes in the allowance for credit losses on mortgage loans on real estate (in millions) were as follows:

	For the Years Ended
	December 31,
	2021	2020
Balance as of beginning-of-year	$8	$-
Impact of adopting ASU 2016-13	-	3
Additions (reductions) from provision for credit loss expense (1)	(4)	5
Additions from purchases of PCD mortgage loans on real estate (2)	-	-
Balance as of end-of-year (3)	$4	$8

(1)

Due to improving economic projections, the provision for credit loss expense decreased by $4 million for the year ended December 31, 2021.  We recognized less than $1 million of credit loss benefit (expense) related to unfunded commitments for mortgage loans on real estate for the year ended December 31, 2021.    Due to changes in economic projections driven by the impact of the COVID-19 pandemic, the provision for credit loss expense increased by $5 million for the year ended December 31, 2020.  We recognized less than $1 million of credit loss benefit (expense) related to unfunded commitments for mortgage loans on real estate for the year ended December 31, 2020.

(2)	Represents purchased credit-deteriorated (“PCD”) mortgage loans on real estate.
(3)	Accrued interest receivable on mortgage loans on real estate totaled $3 million as of December 31, 2021 and 2020, and was excluded from the estimate of credit losses.

There were no changes in the valuation allowance associated with impaired mortgage loans on real estate for the year ended December 31, 2019.

Net Investment Income

The major categories of net investment income (in millions) on our Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2021	2020	2019
Fixed maturity AFS securities	$326	$329	$340
Mortgage loans on real estate	37	37	36
Policy loans	12	13	15
Invested cash	-	1	1
Commercial mortgage loan prepayment
and bond make-whole premiums	20	3	10
Other investments	1	-	-
Investment income	396	383	402
Investment expense	(2)	(2)	(3)
Net investment income	$394	$381	$399

Impairments on Fixed Maturity AFS Securities

For the years ended December 31, 2021 and 2020, we recognized  less than $1 million of credit loss expense and write-downs taken as a result of impairments through net income (loss), pursuant to ASU 2016-13.  For the year ended December 31, 2019, prior to the adoption of ASU 2016-13, we did not recognize any write-downs taken as a result of OTTI through net income (loss), and we recorded less than $1 million of OTTI recognized in OCI.

Payables for Collateral on Investments

The carrying value of the payables for collateral on investments included on our Balance Sheets and the fair value of the related investments or collateral (in millions) consisted of the following:

	As of December 31, 2021		As of December 31, 2020
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Collateral payable for derivative investments (1)	$7	$7	$8	$8

(1)

We obtain collateral based upon contractual provisions with our counterparties.  These agreements take into consideration the counterparties’ credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that if exceeded result in the receipt of cash that is typically invested in cash and invested cash.  This also includes interest payable on collateral.  See Note 4 for additional information.

Increase (decrease) in payables for collateral on investments (in millions) consisted of the following:

	For the Years Ended December 31,
	2021	2020	2019
Collateral payable for derivative investments	$(1)	$(6)	$14

Investment Commitments

As of December 31, 2021, our investment commitments were $62 million, which included $38 million of private placement securities and $24 million of mortgage loans on real estate.

Concentrations of Financial Instruments

As of December 31, 2021, our most significant investments in one issuer were our investments in securities issued by the Government National Mortgage Association and by the Federal National Mortgage Association with a fair value of $115 million and $97 million, respectively, or 1% of total investments.  As of December 31, 2020, our most significant investments in one issuer were our investments in securities issued by the Government National Mortgage Association and by the Federal Home Loan Mortgage Corporation with a fair value of $125 million and $114 million, respectively, or 1% of total investments.  These concentrations include fixed maturity AFS and equity securities.

As of December 31, 2021 and 2020, our most significant investments in one industry were our investments in securities in the consumer non-cyclical industry with a fair value of $1.5 billion, or 16% and 15%, respectively, of total investments, and our investments in securities in the utilities industry with a fair value of $1.3 billion, or 13% of total investments.  These concentrations include fixed maturity AFS and equity securities.

Assets on Deposit

We had investment assets on deposit with regulatory agencies with a fair value of $15 million and $16 million as of December 31, 2021 and 2020, respectively.

4.  Derivative Instruments

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, and equity market risk.  We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees.  The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources.  The resulting hedging strategies are incorporated into our overall risk management strategies.

See Note 1 for a detailed discussion of the accounting treatment for derivative instruments.  See Note 15 for additional disclosures related to the fair value of our derivative instruments.

Interest Rate Contracts

We use derivative instruments as part of our interest rate risk management strategy.  These instruments are economic hedges unless otherwise noted and include:

Forward-Starting Interest Rate Swaps

We use forward-starting interest rate swaps to hedge the interest rate exposure within our life products related to the forecasted purchases of certain assets.

Reverse Treasury Locks

We use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the anticipated purchase of fixed-rate securities or the anticipated future cash flows of floating rate fixed maturity securities due to changes in interest rates.  These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

Foreign Currency Contracts

We use derivative instruments as part of our foreign currency risk management strategy.

Foreign Currency Swaps

We use foreign currency swaps designated and qualifying as cash flow hedges to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange one currency for another at specified dates in the future at a specified exchange rate.

Equity Market Contracts

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

Call Options Based on the S&P 500® Index

Our indexed universal life insurance (“IUL”) contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index. Contract holders may elect to rebalance index options at renewal dates. At the end of each indexed term, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. We use call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Other Derivatives

Lapse Protection Rider Ceded Derivative

We have an inter-company agreement through which Lincoln National Reinsurance Company (Barbados) Limited (“LNBAR”), an affiliated insurer, assumes the risk under certain UL contracts for lapse protection riders (“LPR”).  If the contract holder’s account value is insufficient to pay the cost of insurance charges required to keep the policy in force, and the contract holder has made the required deposits, we will be reimbursed for those charges.

Embedded Derivatives

We have embedded derivatives that include:

GLB Reserves Embedded Derivatives

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services – Insurance – Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC (“benefit reserves”) and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC (“embedded derivative reserves”).  We calculate the value of the benefit reserves and the embedded derivative reserves based on the specific characteristics of each GLB feature.

We transfer the majority of the liability for our GWB and GIB features to LNL that uses a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with these features.  Changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities hedge the income statement effect of changes in embedded derivative GLB reserves caused by those same factors.  We rebalance our hedge positions based upon changes in these factors as needed.  While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off.

Indexed Annuity and IUL Contracts Embedded Derivatives

Our indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500® Index.  Contract holders may elect to rebalance index options at renewal dates, either annually or biannually.  As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees.  We use options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the related credit exposure.  Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

	As of December 31, 2021			As of December 31, 2020
	Notional	Fair Value		Notional	Fair Value
	Amounts	Asset	Liability	Amounts	Asset	Liability
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$45	$-	$4	$120	$11	$3
Foreign currency contracts (1)	106	5	3	54	-	6
Total cash flow hedges	151	5	7	174	11	9
Non-Qualifying Hedges
Interest rate contracts (1)	-	-	-	128	-	-
Equity market contracts (1)	123	6	-	101	5	-
LPR ceded derivative (2)	-	19	-	-	-	-
Reinsurance related embedded derivatives (2)	-	-	-	-	18	-
Embedded derivatives:
GLB direct (3)	-	85	-	-	-	2
GLB ceded (3)	-	-	81	-	3	-
Indexed annuity and IUL contracts (4)	-	-	3	-	-	2
Total derivative instruments	$274	$115	$91	$403	$19	$13

(1)	Reported in derivative investments and other liabilities on our Balance Sheets.
(2)	We have reclassified the LPR ceded derivative from reinsurance related embedded derivatives to other assets to conform to the current year presentation.
(3)	Reported in other assets and other liabilities on our Balance Sheets.
(4)	Reported in future contract benefits on our Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

	Remaining Life as of December 31, 2021
	Less Than	1 – 5	6 – 10	11 – 30	Over 30
	1 Year	Years	Years	Years	Years	Total
Interest rate contracts (1)	$45	$-	$-	$-	$-	$45
Foreign currency contracts (2)	-	-	15	81	10	106
Equity market contracts	123	-	-	-	-	123
Total derivative instruments
with notional amounts	$168	$-	$15	$81	$10	$274

(1)	As of December 31, 2021, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 30, 2022.
(2)	As of December 31, 2021, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 16, 2061.

The change in our unrealized gain (loss) on derivative instruments within AOCI (in millions) was as follows:

	For the Years Ended December 31,
	2021	2020	2019
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$2	$8	$-
Other comprehensive income (loss):
Cash flow hedges:
Interest rate contracts	(11)	(6)	13
Foreign currency contracts	3	-	(1)
Change in foreign currency exchange rate adjustment	4	(3)	(1)
Change in DAC, VOBA, DSI and DFEL	(2)	1	(1)
Income tax benefit (expense)	1	2	(2)
Balance as of end-of-year	$(3)	$2	$8

The effects of qualifying and non-qualifying hedges (in millions) on the Statements of Comprehensive Income (Loss) were as follows:

	Gain (Loss) Recognized in Income
	For the Years Ended December 31,
	2021		2020		2019
	Realized		Realized		Realized
	Gain		Gain		Gain
	(Loss)	Benefits	(Loss)	Benefits	(Loss)	Benefits
Total Line Items in which the
Effects Fair Value or Cash Flow
Hedges are Recorded	$-	$423	$40	$403	$29	$405

Qualifying Hedges
Gain or (loss) on cash flow
hedging relationships:
Foreign currency contracts:
Amount of gain or (loss) reclassified
from AOCI into income	1	-	-	-	-	-

Non-Qualifying Hedges
Interest rate contracts	(6)	-	57	-	43	-
Equity market contracts	3	-	2	-	-	-
LPR ceded derivative	-	1	-	-	-	-
Embedded derivatives:
GLB	3	-	1	-	1	-
Indexed annuity and IUL contracts	(2)	-	-	-	(1)	-

As of December 31, 2021, $1 million of the deferred net gains (losses) on derivative instruments in AOCI were expected to be reclassified to earnings during the next 12 months.

Credit Risk

We are exposed to credit losses in the event of non-performance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or NPR.  The NPR is based upon assumptions for each counterparty’s credit spread over the estimated weighted average life of the counterparty exposure, less collateral held.  As of December 31, 2021, the NPR adjustment was zero.  The credit risk associated with such agreements is minimized by entering into agreements with financial institutions with long-standing, superior performance records.  Additionally, we maintain a policy of requiring derivative contracts to be governed by an International Swaps and Derivatives Association (“ISDA”) Master Agreement.  We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under some ISDA agreements, we have agreed to maintain certain financial strength or claims-paying ratings. A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts.  In certain transactions, we and the counterparty have entered into a credit support annex requiring either party to post collateral when net exposures exceed pre-determined thresholds. These thresholds vary by counterparty and credit rating. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor.  We did not have any exposure as of December 31, 2021 or 2020.

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

	As of December 31, 2021		As of December 31, 2020
	Collateral	Collateral	Collateral	Collateral
	Posted by	Posted by	Posted by	Posted by
S&P	Counter-	LLANY	Counter-	LLANY
Credit	Party	(Held by	Party	(Held by
Rating of	(Held by	Counter-	(Held by	Counter-
Counterparty	LLANY)	Party)	LLANY)	Party)

AA-	$2	$-	$-	$-
A+	5	(4)	8	(2)
	$7	$(4)	$8	$(2)

Balance Sheet Offsetting

Information related to the effects of offsetting on our Balance Sheets (in millions) was as follows:

	As of December 31, 2021
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$8	$85	$93
Gross amounts offset	(1)	-	(1)
Net amount of assets	7	85	92
Gross amounts not offset:
Cash collateral	(7)	-	(7)
Net amount	$-	$85	$85

Financial Liabilities
Gross amount of recognized liabilities	$7	$84	$91
Gross amounts offset	(4)	-	(4)
Net amount of liabilities	3	84	87
Gross amounts not offset:
Cash collateral	(4)	-	(4)
Net amount	$(1)	$84	$83

	As of December 31, 2020
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$16	$21	$37
Gross amounts offset	(7)	-	(7)
Net amount of assets	9	21	30
Gross amounts not offset:
Cash collateral	(8)	-	(8)
Net amount	$1	$21	$22

Financial Liabilities
Gross amount of recognized liabilities	$3	$4	$7
Gross amounts offset	(1)	-	(1)
Net amount of liabilities	2	4	6
Gross amounts not offset:
Cash collateral	(2)	-	(2)
Net amount	$-	$4	$4

5.  Federal Income Taxes

The federal income tax expense (benefit) (in millions) was as follows:

	For the Years Ended December 31,
	2021	2020	2019
Current	$39	$8	$35
Deferred	(54)	2	12
Federal income tax expense (benefit)	$(15)	$10	$47

A reconciliation of the effective tax rate differences (in millions) was as follows:

	For the Years Ended December 31,
	2021	2020	2019
Income (loss) before taxes	$(51)	$70	$252
Federal statutory rate	21%	21%	21%
Federal income tax expense (benefit) at federal statutory rate	(11)	15	53
Effect of:
Tax-preferred investment income (1)	(3)	(4)	(4)
Tax credits	(1)	(2)	(2)
Tax impact associated with the Tax Cuts and Jobs Act (2)	-	-	(1)
Other items	-	1	1
Federal income tax expense (benefit)	$(15)	$10	$47
Effective tax rate	29%	14%	19%

(1)	Relates primarily to separate account dividends eligible for the dividends-received deduction.
(2)	In 2019, we recognized a $1 million tax benefit from the impact of the reduced corporate tax rate under the Tax Cuts and Jobs Act on our election to revalue policyholder tax reserves.

We file with a consolidated group; however, we calculate our tax expense (benefit) on a separate company basis.

The federal income tax asset (liability) (in millions) was as follows:

	As of December 31,
	2021	2020
Current	$(2)	$8
Deferred	(357)	(477)
Total federal income tax asset (liability)	$(359)	$(469)

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

	As of December 31,
	2021	2020
Deferred Tax Assets
Investment activity	$27	$34
Other	18	1
Total deferred tax assets	$45	$35
Deferred Tax Liabilities
DAC	$4	$5
VOBA	27	40
Net unrealized gain on fixed maturity AFS securities	257	333
Future contract benefits and other contract holder funds	112	121
Other	2	13
Total deferred tax liabilities	$402	$512
Net deferred tax asset (liability)	$(357)	$(477)

Although realization is not assured, management believes that it is more likely than not that we will realize the benefits of all our deferred tax assets, and, accordingly, no valuation allowance has been recorded.

We are subject to examination by U.S. federal, state, local and non-U.S. income authorities.  With few exceptions for limited scope review, we are no longer subject to U.S. federal examinations for years before 2018.  In the first quarter of 2021, the Internal Revenue Service commenced an examination of our refund claims for 2014 and 2015 that is anticipated to be completed by the end of 2022.  We are currently under examination by several state and local taxing jurisdictions; however, we do not expect these examinations will materially impact us.

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense.  As of December 31, 2021 and 2020, we did not have any material unrecognized tax benefits; therefore, we did not have any related accrued interest and penalty expense.  Additionally, for the years ended December 31, 2021, 2020 and 2019, we did not recognize any interest and penalty expense related to uncertain tax positions.  We are not aware of any events for which it is likely that unrecognized tax benefits will significantly increase or decrease within the next year.

6.  DAC, VOBA, DSI and DFEL

Changes in DAC (in millions) were as follows:

	For the Years Ended December 31,
	2021	2020	2019
Balance as of beginning-of-year	$158	$177	$392
Deferrals	28	23	37
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(34)	(25)	(39)
Unlocking	(15)	(26)	(33)
Adjustment related to realized (gains) losses	1	(5)	(2)
Adjustment related to unrealized (gains) losses	14	14	(178)
Balance as of end-of-year	$152	$158	$177

Changes in VOBA (in millions) were as follows:

	For the Years Ended December 31,
	2021	2020	2019
Balance as of beginning-of-year	$189	$276	$186
Amortization:
Amortization, excluding unlocking	(28)	(29)	(33)
Unlocking	(63)	(44)	150
Accretion of interest (1)	14	17	12
Adjustment related to realized gains (losses)	-	(2)	-
Adjustment related to unrealized (gains) losses	17	(29)	(39)
Balance as of end-of-year	$129	$189	$276

(1)	The interest accrual rates utilized to calculate the accretion of interest ranged from 4.4% to 6.6%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2021, was as follows:

2022	$14
2023	15
2024	15
2025	15
2026	14

Changes in DSI (in millions) were as follows:

	For the Years Ended December 31,
	2021	2020	2019
Balance as of beginning-of-year	$5	$6	$7
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(1)	(1)	(1)
Balance as of end-of-year	$4	$5	$6

Changes in DFEL (in millions) were as follows:

	For the Years Ended December 31,
	2021	2020	2019
Balance as of beginning-of-year	$45	$104	$159
Deferrals	18	19	27
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(8)	(4)	(9)
Unlocking	(10)	(22)	(15)
Adjustment related to realized (gains) losses	4	(6)	-
Adjustment related to unrealized (gains) losses	(1)	(46)	(58)
Balance as of end-of-year	$48	$45	$104

7.  Reinsurance

The following summarizes reinsurance amounts (in millions) recorded on our Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2021	2020	2019
Direct insurance premiums and fee income	$722	$673	$691
Reinsurance ceded	(206)	(194)	(187)
Total insurance premiums and fee income	$516	$479	$504

Direct insurance benefits	$628	$671	$587
Reinsurance recoveries netted against benefits	(205)	(268)	(182)
Total benefits	$423	$403	$405

We cede insurance to other companies.  The portion of our life insurance and annuity risks exceeding our retention limit is reinsured with other insurers.  We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management.  As discussed in Note 18, a portion of this reinsurance activity is with affiliated companies.

As of December 31, 2021, the policy for our reinsurance program was to retain up to $20 million on a single insured life.  As the amount we retain varies by policy, we reinsured 36% of the mortality risk on newly issued life insurance contracts in 2021.  Portions of our variable and deferred annuity business have been reinsured on a modified coinsurance basis with other companies to limit our exposure to interest rate risks.  The reserves associated with these reinsurance arrangements totaled $2 million and $3 million as of December 31, 2021 and 2020, respectively.

We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers.  Reinsurance does not discharge us from our primary obligation to contract holders for losses incurred under the policies we issue. We evaluate each reinsurance agreement to determine whether the agreement provides indemnification against loss or liability.  Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers.  The amounts recoverable from reinsurers were $514 million and $527 million as of December 31, 2021 and 2020, respectively.

Credit Losses on Reinsurance Related Assets

In connection with our recognition of an allowance for credit losses for reinsurance-related assets, we perform a quantitative analysis using a probability of loss approach to estimate expected credit losses for reinsurance recoverables, inclusive of similar assets recognized using the deposit method of accounting.  Our allowance for credit losses was $20 million as of December 31, 2021 and 2020.

8.  Goodwill and Specifically Identifiable Intangible Assets

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

	For the Year Ended December 31, 2021
	Gross	Accumulated
	Goodwill	Impairment		Net
	as of	as of		Goodwill
	Beginning-	Beginning-		as of End-
	of-Year	of-Year	Impairment	of-Year
Annuities	$26	$-	$-	$26
Life Insurance	136	(136)	-	-
Total goodwill	$162	$(136)	$-	$26

	For the Year Ended December 31, 2020
	Gross	Accumulated
	Goodwill	Impairment		Net
	as of	as of		Goodwill
	Beginning-	Beginning-		as of End-
	of-Year	of-Year	Impairment	of-Year
Annuities	$26	$-	$-	$26
Life Insurance	136	(136)	-	-
Total goodwill	$162	$(136)	$-	$26

The fair values of our reporting units (Level 3 fair value estimates) are comprised of the value of in-force (i.e., existing) business and the value of new business.  Specifically, new business is representative of cash flows and profitability associated with policies or contracts we expect to issue in the future, reflecting our forecasts of future sales volume and product mix over a 10-year period.  To determine the values of in-force and new business, we use a discounted cash flows technique that applies a discount rate reflecting the market expected, weighted-average rate of return adjusted for the risk factors associated with operations to the projected future cash flows for each reporting unit.

As of October 1, 2021 and 2020, we performed our annual quantitative goodwill impairment test for our Annuities reporting unit, and, as of each such date, the fair value was in excess of the reporting unit’s carrying value.

The gross carrying amounts and accumulated amortization (in millions) for our major specifically identifiable intangible asset class by reportable segment were as follows:

	As of December 31, 2021		As of December 31, 2020
	Gross		Gross
	Carrying	Accumulated	Carrying	Accumulated
	Amount	Amortization	Amount	Amortization
Life Insurance:
Sales force	$7	$4	$7	$4

9.  Guaranteed Benefit Features

The GDB features include those where we contractually guarantee to the contract holder either:  return of no less than total deposits made to the contract less any partial withdrawals (“return of net deposits”); total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”); or the highest contract value on any contract anniversary date through age 80.  The highest contract value is increased by purchase payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduce the contract value.  Information on the GDB features outstanding (dollars in millions) was as follows:

	As of December 31,
	2021 (1)	2020 (1)
Return of Net Deposits
Total account value	$5,561	$5,232
Net amount at risk (2)	1	1
Average attained age of contract holders	65 years	65 years

Anniversary Contract Value
Total account value	$1,425	$1,364
Net amount at risk (2)	3	3
Average attained age of contract holders	71 years	70 years

(1)	Our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.
(2)	Represents the amount of death benefit in excess of the account balance that is subject to market fluctuations.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience.  The following summarizes the balances of and changes in the liabilities for GDBs (in millions), which were recorded in future contract benefits on our Balance Sheets:

	For the Years Ended December 31,
	2021	2020	2019
Balance as of beginning-of-year	$4	$4	$6
Changes in reserves	1	-	(2)
Balance as of end-of-year	$5	$4	$4

Variable Annuity Contracts

Account balances of variable annuity contracts, including those with guarantees, (in millions) were invested in separate account investment options as follows:

	As of December 31,
	2021	2020
Asset Type
Domestic equity	$3,037	$2,761
International equity	846	826
Fixed income	2,122	2,030
Total	$6,005	$5,617

Secondary Guarantee Products

Future contract benefits and other contract holder funds include reserves for our secondary guarantee products sold through our Life Insurance segment.  Reserves on UL and VUL products with secondary guarantees represented 32% and 31% of total life insurance in-force reserves as of December 31, 2021 and 2020, respectively.

10.  Contingencies and Commitments

Contingencies

Regulatory and Litigation Matters

Regulatory bodies, such as state insurance departments, regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws and unclaimed property laws.

We are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise.  In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought.  Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief.  Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court.  In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding verdicts obtained in the jurisdiction for similar matters.  This variability in pleadings, together with the actual experiences of LLANY in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain.  Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal.  Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated.  It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2021.  An adverse outcome in one or more of these matters may have a material impact on our financial statements, but, based on information currently known, management does not believe those cases are likely to have such an impact.

Cost of Insurance Litigation

Hanks v. Lincoln Life & Annuity Company of New York (“LLANY”) and Voya Retirement Insurance and Annuity Company (“Voya”), filed in the U.S. District Court for the Southern District of New York, No. 1:16-cv-6399, is a putative class action that was served on LLANY on August 12, 2016.  Plaintiff owns a universal life policy originally issued by Aetna (now Voya) and alleges that (i) Voya breached the terms of the policy when it increased non-guaranteed cost of insurance rates on Plaintiff’s policy; and (ii) LLANY, as reinsurer and administrator of Plaintiff’s policy, engaged in wrongful conduct related to the cost of insurance increase and was unjustly enriched as a result.  Plaintiff seeks to represent all owners of Aetna life insurance policies that were subject to non-guaranteed cost of insurance rate increases in 2016 and seeks damages on their behalf.  On March 13, 2019, the court issued an order granting plaintiff’s motion for class certification for the breach of contract claim and denying such motion with respect to the unjust enrichment claim against LLANY, and, on September 12, 2019, the court issued an order approving the parties’ joint stipulation of dismissal with respect to the unjust enrichment claim and dismissed LLANY as a defendant in the case.  In light of LLANY’s role as reinsurer and administrator under the 1998 coinsurance agreement with Aetna (now Voya), and of the parties’ rights and obligations thereunder, LLANY continues to be actively engaged in the defense of this case.  On September 30, 2020, the court denied plaintiff’s motion for summary judgment and granted in part Voya’s motion for summary judgment.  On October 22, 2021, the parties informed the presiding judge that they have reached a settlement of the action, subject to court approval.  On January 19, 2022, plaintiffs filed a renewed motion for preliminary approval of the class action settlement.  The settlement, subject to final approval by the court, consists of $92.5 million in pre-tax cash and a five-year cost of insurance rate freeze, among other terms.  On February 3, 2022, the court preliminarily approved the class action settlement and set a final fairness hearing for June 9, 2022.

Vida Longevity Fund, LP v. Lincoln Life & Annuity Company of New York, pending in the U.S. District Court for the Southern District of New York, No. 1:19-cv-06004, is a putative class action that was filed on June 27, 2019.  Plaintiff alleges that LLANY charged more for non-guaranteed cost of insurance than was permitted by the policies.  Plaintiff seeks to represent all current and former owners of universal life (including variable universal life) policies who own or owned policies issued by LLANY and its predecessors in interest that were in force at any time on or after June 27, 2013, and which contain non-guaranteed cost of insurance provisions that are similar to those of Plaintiff’s policies.  Plaintiff also seeks to represent a sub-class of such policyholders who own or owned “life insurance policies issued in the State of New York.”  Plaintiff seeks damages on behalf of the policyholder class and sub-class.  We are vigorously defending this matter.

Other Litigation

Andrew Nitkewicz v. Lincoln Life & Annuity Company of New York, pending in the U.S. District Court for the Southern District of New York, No. 1:20-cv-06805, is a putative class action that was filed on August 24, 2020.  Plaintiff Andrew Nitkewicz, as trustee of the Joan C. Lupe Trust, seeks to represent all current and former owners of universal life (including variable universal life) policies who own or owned policies issued by LLANY and its predecessors in interest that were in force at any time on or after June 27, 2013, and for which planned annual, semi-annual, or quarterly premiums were paid for any period beyond the end of the policy month of the insured’s death.  Plaintiff alleges LLANY failed to refund unearned premium in violation of New York Insurance Law Section 3203(a)(2) in connection with the payment of death benefit claims for certain insurance policies.  Plaintiff seeks compensatory damages and pre-judgment interest on behalf of the various classes and sub-class.  On July 2, 2021, the court granted, with prejudice, LLANY’s November 2020 motion to dismiss this matter.  On July 28, 2021, plaintiff filed a notice of appeal with respect to this ruling.

Commitments

Vulnerability from Concentrations

As of December 31, 2021, we did not have a concentration of business transactions with a particular customer or lender or sources of supply of labor or services used in the business.  However, we do have a concentration in a market and geographic area in which business is conducted.  For the years ended December 31, 2021 and 2020, 85% and 87%, respectively, of the premiums, on the basis of statutory accounting principles (“SAP”), were generated in New York.

Other Contingency Matters

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies.  Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states.  We have accrued for expected assessments and the related reductions in future state premium taxes, which net to assessments (recoveries) of less than $(1) million and $(1) million as of December 31, 2021 and 2020, respectively.

11.  Shares and Stockholder’s Equity

All authorized and issued shares of LLANY are owned by LNL.

AOCI

The following summarizes the components and changes in AOCI (in millions):

	For the Years Ended December 31,
	2021	2020	2019
Unrealized Gain (Loss) on Fixed Maturity AFS Securities
Balance as of beginning-of-year	$988	$462	$13
Cumulative effect from adoption of new accounting standards	-	9	-
Unrealized holding gains (losses) arising during the year	(361)	695	799
Change in foreign currency exchange rate adjustment	(3)	3	1
Change in DAC, VOBA, DSI, future contract benefits and other contract holder funds	60	(48)	(236)
Income tax benefit (expense)	63	(139)	(118)
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	(2)	(3)	(4)
Associated amortization of DAC, VOBA, DSI and DFEL	-	(5)	-
Income tax benefit (expense)	-	2	1
Balance as of end-of-year	$749	$988	$462
Unrealized OTTI on Fixed Maturity AFS Securities
Balance as of beginning-of-year	$-	$9	$7
(Increases) attributable to cumulative effect from adoption of new accounting standards	-	(9)	-
Decreases attributable to:
Changes in fair value, sales, maturities or other settlements of fixed maturity AFS
securities	-	-	3
Income tax benefit (expense)	-	-	(1)
Balance as of end-of-year	$-	$-	$9
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$2	$8	$-
Unrealized holding gains (losses) arising during the year	(8)	(6)	12
Change in foreign currency exchange rate adjustment	4	(3)	(1)
Change in DAC, VOBA, DSI and DFEL	(2)	1	(1)
Income tax benefit (expense)	1	2	(2)
Balance as of end-of-year	$(3)	$2	$8

The following summarizes the reclassifications out of AOCI (in millions) and the associated line item in the Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2021	2020	2019

Unrealized Gain (Loss) on Fixed Maturity
AFS Securities
Gross reclassification	$(2)	$(3)	$(4)	Realized gain (loss)
Associated amortization of DAC,
VOBA, DSI and DFEL	-	(5)	-	Realized gain (loss)
Reclassification before income
tax benefit (expense)	(2)	(8)	(4)	Income (loss) before taxes
Income tax benefit (expense)	-	2	1	Federal income tax expense (benefit)
Reclassification, net of income tax	$(2)	$(6)	$(3)	Net income (loss)

Unrealized OTTI on Fixed Maturity
AFS Securities
Gross reclassification	$-	$-	$2	Realized gain (loss)
Change in DAC, VOBA, DSI and DFEL	-	-	-	Realized gain (loss)
Reclassification before income
tax benefit (expense)	-	-	2	Income (loss) before taxes
Reclassification, net of income tax	$-	$-	$2	Net income (loss)

12.    Realized Gain (Loss)

Details underlying realized gain (loss) (in millions) reported on our Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2021	2020	2019
Fixed maturity AFS securities:
Gross gains	$-	$1	$3
Gross losses	(2)	(4)	(7)
Realized gain (loss) on equity securities (1)	-	(1)	-
Credit loss benefit (expense) on mortgage loans on real estate	4	(5)	-
Associated amortization of DAC, VOBA, DSI and DFEL
and changes in other contract holder funds	-	(5)	-
Total realized gain (loss) related to certain financial assets	2	(14)	(4)
Realized gain (loss) on the mark-to-market on certain
instruments (2)	(6)	57	43
GLB fees ceded to LNL and attributed fees:
Gross gain (loss)	5	(2)	(8)
Associated amortization of DAC, VOBA, DSI and DFEL	(1)	(1)	(2)
Total realized gain (loss)	$-	$40	$29

(1)	Includes market adjustments on equity securities still held of $(1) million for the year ended December 31, 2020.
(2)	Represents changes in the fair values of certain derivative investments. See Note 1 for information regarding derivative instruments.

13.  Commissions and Other Expenses

Details underlying commissions and other expenses (in millions) were as follows:

	For the Years Ended December 31,
	2021	2020	2019
Commissions	$63	$55	$66
General and administrative expenses	153	60	75
Expenses associated with reserve financing and LOCs	17	16	14
DAC and VOBA deferrals and interest, net of amortization	98	84	(94)
Taxes, licenses and fees	17	14	17
Total	$348	$229	$78

14.  Statutory Information and Restrictions

We prepare financial statements in accordance with SAP prescribed or permitted by the New York State Department of Financial Services, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and administrative rules.  Permitted SAP encompasses all accounting practices not so prescribed.  The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our state of domicile.  Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Specified statutory information (in millions) was as follows:

	As of December 31,
	2021	2020
U.S. capital and surplus	$991	$997

	For the Years Ended December 31,
	2021	2020	2019
U.S. net gain (loss) from operations, after-tax	$39	$25	$102
U.S. net income (loss)	41	23	99

Comparison of 2021 to 2020

Statutory net income (loss) increased primarily due to an increase in premiums and favorable reserve movement on certain products, partially offset by a one-time legal expense.

Comparison of 2020 to 2019

Statutory net income (loss) decreased due primarily to unfavorable reserve strain on certain products and an increase in benefits, partially offset by favorable equity markets.

State Prescribed and Permitted Practices

Our state of domicile, New York, has adopted certain prescribed accounting practices that differ from those found in NAIC SAP.  These prescribed practices include the use of a more conservative valuation interest rate on certain annuities and use of the continuous Commissioners’ Annuity Reserve Valuation Method in the calculation of reserves and use of minimum reserve methods and assumptions for variable annuity contracts that may be more conservative than those required by NAIC SAP.

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed practices (in millions) were as follows:

	As of December 31,
	2021	2020
State Prescribed Practices
Conservative valuation rate on certain annuities	$(2)	$(2)
Calculation of reserves using continuous CARVM	-	(1)
Conservative Reg 213 reserves on VA contracts	(27)	-

The NAIC has adopted risk-based capital (“RBC”) requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks.  The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile.  Under RBC requirements, regulatory compliance is determined by the ratio of a company’s total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the “RBC ratio”), also as defined by the NAIC.  The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake.  As of December 31, 2021, the Company’s RBC ratio was in excess of nine times the aforementioned company action level RBC.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to LNL.  Under New York laws and regulations, we may pay dividends to LNL without prior approval of the Superintendent of the New York State Department of Financial Services provided such dividend, along with all other dividends paid within the preceding 12 consecutive months, would not exceed the statutory limitation.  The current statutory limitation is the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains.  We expect that we could pay dividends of approximately $40 million in 2022 without New York Department of Insurance approval.

15.  Fair Value of Financial Instruments

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

	As of December 31, 2021		As of December 31, 2020
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Assets
Fixed maturity AFS securities	$8,617	$8,617	$8,848	$8,848
Equity securities	7	7	1	1
Mortgage loans on real estate	961	1,009	943	1,035
Derivative investments (1)	7	7	9	9
Other investments	6	6	19	19
Cash and invested cash	56	56	103	103
Reinsurance related embedded derivatives	-	-	18	18
Other assets:
GLB ceded embedded derivatives	-	-	3	3
GLB direct embedded derivatives	85	85	-	-
LPR ceded derivative	19	19	-	-
Separate account assets	8,475	8,475	7,734	7,734

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(3)	(3)	(2)	(2)
Other contract holder funds:
Remaining guaranteed interest and similar contracts	(22)	(22)	(23)	(23)
Account values of certain investment contracts	(1,334)	(1,679)	(1,311)	(1,719)
Other liabilities:
Short-term debt	(39)	(39)	-	-
Derivative liabilities (1)	(3)	(3)	-	-
GLB direct embedded derivatives	-	-	(2)	(2)
GLB ceded embedded derivatives	(81)	(81)	-	-

(1)	We have master netting agreements with each of our derivative counterparties, which allow for the netting of our derivative asset and liability positions by counterparty.

Valuation Methodologies and Associated Inputs for Financial Instruments Not Carried at Fair Value

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Balance Sheets.  Considerable judgment is required to develop these assumptions used to measure fair value.  Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

Mortgage Loans on Real Estate

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income.  The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record.  The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s market price or the fair value of the collateral if the loan is collateral dependent.  The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.

Other Investments

The carrying value of our assets classified as other investments approximates fair value and primarily includes cash collateral receivables.  The inputs used to measure the fair value of these assets are classified as Level 2 within the fair value hierarchy.  Other investments also includes Federal Home Loan Bank (“FHLB”) stock carried at cost and periodically evaluated for impairment based on ultimate recovery of par value.  The inputs used to measure the fair value of our FHLB stock are classified as Level 3 within the fair value hierarchy.

Other Contract Holder Funds

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts.  The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date.  These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.  As of December 31, 2021 and 2020, the remaining guaranteed interest and similar contracts carrying value approximated fair value.  The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.  The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.

Short-Term Debt

The carrying value of short-term debt approximates fair value.  The inputs used to measure the fair value of our short-term debt are classified as Level 2 within the fair value hierarchy.

Financial Instruments Carried at Fair Value

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2021 or 2020.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels:

	As of December 31, 2021
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$7,262	$100	$7,362
ABS	-	145	10	155
U.S. government bonds	16	-	-	16
Foreign government bonds	-	27	6	33
RMBS	-	312	-	312
CMBS	-	89	-	89
State and municipal bonds	-	594	-	594
Hybrid and redeemable preferred securities	-	51	5	56
Equity securities	1	6	-	7
Derivative investments (1)	-	11	-	11
Cash and invested cash	-	56	-	56
Other assets:
GLB direct embedded derivatives	-	-	85	85
LPR ceded derivative	-	-	19	19
Separate account assets	33	8,442	-	8,475
Total assets	$50	$16,995	$225	$17,270

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(3)	$(3)
Other liabilities:
Derivative liabilities (1)	-	(7)	-	(7)
GLB ceded embedded derivatives	-	-	(81)	(81)
Total liabilities	$-	$(7)	$(84)	$(91)

	As of December 31, 2020
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$7,489	$87	$7,576
ABS	-	124	10	134
U.S. government bonds	18	-	-	18
Foreign government bonds	-	30	-	30
RMBS	-	357	1	358
CMBS	-	52	-	52
State and municipal bonds	-	598	-	598
Hybrid and redeemable preferred securities	-	76	6	82
Equity securities	1	-	-	1
Derivative investments (1)	-	11	5	16
Cash and invested cash	-	103	-	103
Reinsurance related embedded derivatives	-	18	-	18
Other assets – GLB ceded embedded derivatives	-	-	3	3
Separate account assets	34	7,700	-	7,734
Total assets	$53	$16,558	$112	$16,723

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(2)	$(2)
Other liabilities:
Derivative liabilities (1)	-	(10)	-	(10)
GLB direct embedded derivatives	-		(2)	(2)
Total liabilities	$-	$(10)	$(4)	$(14)

(1)	Derivative investment assets and liabilities are presented within the fair value hierarchy on a gross basis by derivative type and not on a master netting basis by counterparty.

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy.  This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL.  The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

	For the Year Ended December 31, 2021
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net	Value
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$87	$-	$(5)	$25	$(7)	$100
ABS	10	-	(1)	2	(1)	10
Foreign government bonds	-	-	(1)	7	-	6
RMBS	1	-	-	(1)	-	-
Hybrid and redeemable
preferred securities	6	-	1	(2)	-	5
Derivative investments	5	1	-	(1)	(5)	-
Other assets:
GLB direct embedded derivatives (3)	(2)	87	-	-	-	85
LPR ceded derivatives (4)	-	1	-	-	18	19
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (3)	(2)	(4)	-	3	-	(3)
Other liabilities – GLB ceded
embedded derivatives (3)	3	(84)	-	-	-	(81)
Total, net	$108	$1	$(6)	$33	$5	$141

	For the Year Ended December 31, 2020
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net	Value
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$65	$2	$24	$(19)	$15	$87
ABS	-	-	-	10	-	10
Foreign government bonds	2	-	-	(2)	-	-
RMBS	3	-	-	-	(2)	1
Hybrid and redeemable
preferred securities	1	-	-	-	5	6
Derivative investments	13	2	33	(18)	(25)	5
Other assets – GLB ceded
embedded derivatives (3)	4	(1)	-	-	-	3
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (3)	(2)	-	-	-	-	(2)
Other liabilities – GLB direct
embedded derivatives (3)	(4)	2	-	-	-	(2)
Total, net	$82	$5	$57	$(29)	$(7)	$108

	For the Year Ended December 31, 2019
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net	Value
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$63	$6	$2	$(5)	$(1)	$65
ABS	-	-	-	2	(2)	-
Foreign government bonds	2	-	-	-	-	2
RMBS	-	-	-	3	-	3
CMBS	-	1	-	(1)	-	-
Hybrid and redeemable
preferred securities	2	-	(1)	-	-	1
Derivative investments	-	-	19	(6)	-	13
Other assets – GLB ceded	-	-	-	-	-
embedded derivatives (3)	15	(11)				4
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (3)	(1)	(1)	-	-	-	(2)
Other liabilities – GLB direct
embedded derivatives (3)	(16)	12	-	-	-	(4)
Total, net	$65	$7	$20	$(7)	$(3)	$82

(1)	The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 4).
(2)

Amortization and accretion of premiums and discounts are included in net investment income on our Statements of Comprehensive Income (Loss).  Gains (losses) from sales, maturities, settlements and calls and credit loss expense are included in realized gain (loss) on our Statements of Comprehensive Income (Loss).

(3)	Gains (losses) from the changes in fair value are included in realized gain (loss) on our Statements of Comprehensive Income (Loss).
(4)	Gains (losses) from the changes in fair value are included in benefits on our Statements of Comprehensive Income (Loss).

The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

	For the Year Ended December 31, 2021
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$45	$(1)	$(15)	$(4)	$-	$25
ABS	6	-	-	(4)	-	2
Foreign government bonds	7	-	-	-	-	7
RMBS	-	-	-	(1)	-	(1)
Hybrid and redeemable
preferred securities	-	-	-	-	(2)	(2)
Derivative investments	1	-	(2)	-	-	(1)
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	-	-	-	3	-	3
Total, net	$59	$(1)	$(17)	$(6)	$(2)	$33

	For the Year Ended December 31, 2020
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$44	$(58)	$-	$(1)	$(4)	$(19)
ABS	10	-	-	-	-	10
Foreign government bonds	-	-	(2)	-	-	(2)
Derivative investments	3	(20)	(1)	-	-	(18)
Total, net	$57	$(78)	$(3)	$(1)	$(4)	$(29)

	For the Year Ended December 31, 2019
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$7	$-	$-	$(1)	$(11)	$(5)
ABS	2	-	-	-	-	2
RMBS	3	-	-	-	-	3
CMBS	-	-	-	(1)	-	(1)
Derivative investments	-	(6)	-	-	-	(6)
Total, net	$12	$(6)	$-	$(2)	$(11)	$(7)

The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2021	2020	2019
Derivative investments	$1	$2	$-
Other assets – GLB direct and ceded	126	31	43
Other liabilities – GLB direct and ceded	(126)	(31)	(43)
Total, net (1)	$1	$2	$-

(1)	Included in realized gain (loss) on our Statements of Comprehensive Income (Loss).

The following summarizes changes in unrealized gains (losses) included in OCI, net of tax, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended
	December 31,
	2021	2020
Fixed maturity AFS securities:
Corporate bonds	$(6)	$4
Foreign government bonds	(1)	-
Hybrid and redeemable preferred securities	1	(1)
Total, net	$(6)	$3

The following provides the components of the transfers into and out of Level 3 (in millions) as reported above:

	For the Year Ended December 31, 2021
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$2	$(9)	$(7)
ABS	-	(1)	(1)
Derivative investments	-	(5)	(5)
Other assets – LPR ceded derivative	18	-	18
Total, net	$20	$(15)	$5

	For the Year Ended December 31, 2020
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$22	$(7)	$15
RMBS	1	(3)	(2)
Hybrid and redeemable
preferred securities	5	-	5
Derivative investments	-	(25)	(25)
Total, net	$28	$(35)	$(7)

	For the Year Ended December 31, 2019
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$11	$(12)	$(1)
ABS	-	(2)	(2)
Total, net	$11	$(14)	$(3)

Transfers into and out of Level 3 are generally the result of observable market information on financial instruments no longer being available or becoming available to our pricing vendors.  For the years ended December 31, 2021, 2020 and 2019, transfers in and out of Level 3 were attributable primarily to the financial instruments’ observable market information no longer being available or becoming available.  During 2021, transfers into and out of Level 3 included free-standing instruments for which we changed valuation techniques.  This change in valuation technique was primarily from unobservable inputs in counterparty models to a mathematical model provided by a third party.  The updated valuation technique is considered industry standard and provides us with greater visibility into the economic valuation inputs.

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2021:

							Weighted
							Average
	Fair	Valuation	Significant	Assumption or			Input
	Value	Technique	Unobservable Inputs	Input Ranges			Range (1)
Assets
Investments:
Fixed maturity AFS
securities:
Corporate bonds	$85	Discounted cash flow	Liquidity/duration adjustment (2)	0.1%	-	4.6%	1.6%
Foreign government
bonds	6	Discounted cash flow	Liquidity/duration adjustment (1)	1.3%	-	1.3%	1.3%

Other assets:
GLB direct embedded
derivatives	85	Discounted cash flow	Long-term lapse rate (3)	1%	-	30%	(10)
			Utilization of guaranteed withdrawals (4)	85%	-	100%	94%
			Claims utilization factor (5)	60%	-	100%	(10)
			Premiums utilization factor (5)	80%	-	115%	(10)
			NPR (6)	0.07%	-	1.27%	0.86%
			Mortality rate (7)			(9)	(10)
			Volatility (8)	1%	-	28%	14.59%

LPR ceded derivative	19	Discounted cash flow	Long-term lapse rate (3)	0%	-	1.65%	(10)
			NPR (6)	0.07%	-	1.27%	0.84%
			Mortality rate (7)			(9)	(10)
Liabilities
Future contract benefits –
indexed annuity contracts
embedded derivatives	$(1)	Discounted cash flow	Lapse rate (3)	0%	-	9%	(10)
			Mortality rate (7)			(9)	(10)
Other liabilities – GLB
ceded embedded
derivatives	(81)	Discounted cash flow	Long-term lapse rate (3)	1%	-	30%	(10)
			Utilization of guaranteed withdrawals (4)	85%	-	100%	94%
			Claims utilization factor (5)	60%	-	100%	(10)
			Premiums utilization factor (5)	80%	-	115%	(10)
			NPR (6)	0.07%	-	1.27%	0.86%
			Mortality rate (7)			(9)	(10)
			Volatility (8)	1%	-	28%	14.59%

(1)	Unobservable inputs were weighted by the relative fair value of the instruments, unless otherwise noted.
(2)

The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.

(3)

The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits.  The range for indexed annuity contracts represents the lapse rates during the surrender charge period.

(4)	The utilization of guaranteed withdrawals input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.
(5)

The utilization factors are applied to the present value of claims or premiums, as appropriate, in the GLB reserve calculation to estimate the impact of inefficient withdrawal behavior, including taking less than or more than the maximum guaranteed withdrawal.

(6)

The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract. The NPR input for direct and ceded embedded derivatives was weighted by the absolute value of the sensitivity of the reserve to the NPR assumption.  The NPR input for LPR ceded derivative was weighted using a simple average.

(7)	The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.

(8)

The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets.  Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation. Volatility assumptions vary by fund due to the benchmarking of different indices. The volatility input was weighted by the relative account value assigned to each index.

(9)	The mortality rate is based on a combination of company and industry experience, adjusted for improvement factors.
(10)	A weighted average input range is not a meaningful measurement for lapse rate, utilization factors or mortality rate.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources.  We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us.  Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants.  The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability.  Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above would have resulted in a significant change in the fair value measurement of the asset or liability as follows:

•	Investments – An increase in the liquidity/duration adjustment input would have resulted in a decrease in the fair value measurement.
•

Indexed annuity contracts embedded derivatives – For direct embedded derivatives, an increase in the lapse rate or mortality rate inputs would have resulted in a decrease in the fair value measurement.

•

LPR ceded derivative – Assuming our LPR ceded derivative is in an asset position:  an increase in our lapse rate, NPR or mortality rate inputs would have resulted in an increase in the fair value measurement.

•

GLB embedded derivatives – Assuming our GLB direct embedded derivatives are in a liability position:  an increase in our lapse rate, NPR or mortality rate inputs would have resulted in a decrease in the fair value measurement; and an increase in the utilization of guaranteed withdrawal or volatility inputs would have resulted in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input would not have affected the other inputs.

As part of our ongoing valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary.  For more information, see Note 1.

16.  Segment Information

We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments.  We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments.  Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business.  The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering fixed (including indexed) and variable annuities.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

The Life Insurance segment focuses in the creation and protection of wealth through life insurance products, including term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs), IUL and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL and bank-owned UL and VUL products.

The Group Protection segment offers group non-medical insurance products, including short and long-term disability, absence management services, term life, dental, vision and accident, critical illness and hospital indemnity benefits and services to the employer marketplace through various forms of employee-paid and employer-paid plans.

Other Operations includes investments related to our excess capital, other corporate investments, benefit plan obligations, and the results of certain disability income business.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments.  Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

•	Realized gains and losses associated with the following (“excluded realized gain (loss)”):
▪	Sales or disposals and impairments of financial assets;
▪	Changes in the fair value of equity securities;
▪	Changes in the fair value of embedded derivatives within certain reinsurance arrangements;
▪	GLB rider fees ceded to LNL; and
▪	The net valuation premium of the GLB attributed rider fees;
•	Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
•	Gains (losses) on modification or early extinguishment of debt;
•	Losses from the impairment of intangible assets;
•	Income (loss) from discontinued operations;
•	Transaction and integration costs related to mergers and acquisitions including the acquisition or divestiture, through reinsurance or other means, of businesses or blocks of business; and
•	Income (loss) from the initial adoption of new accounting standards, regulations, and policy changes including the net impact from the Tax Cuts and Jobs Act.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

•	Excluded realized gain (loss);
•	Revenue adjustments from the initial adoption of new accounting standards;
•	Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
•	Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

The tables below reconcile our segment measures of performance to the GAAP measures presented in our Statements of Comprehensive Income (Loss) (in millions):

	For the Years Ended December 31,
	2021	2020	2019
Revenues
Operating revenues:
Annuities	$137	$131	$162
Retirement Plan Services	79	72	73
Life Insurance	536	545	560
Group Protection	147	97	92
Other Operations	23	27	27
Excluded realized gain (loss), pre-tax	(11)	28	19
Total revenues	$911	$900	$933

	For the Years Ended December 31,
	2021	2020	2019
Net Income (Loss)
Income (loss) from operations:
Annuities	$49	$43	$49
Retirement Plan Services	10	6	6
Life Insurance	(34)	(29)	121
Group Protection	5	(3)	(9)
Other Operations	(56)	21	21
Excluded realized gain (loss), after-tax	(10)	22	16
Net impact from the Tax Cuts and Jobs Act	-	-	1
Net income (loss)	$(36)	$60	$205

Other segment information (in millions) was as follows:

	For the Years Ended December 31,
	2021	2020	2019
Net Investment Income
Annuities	$32	$28	$34
Retirement Plan Services	67	63	63
Life Insurance	267	257	269
Group Protection	5	6	6
Other Operations	23	27	27
Total net investment income	$394	$381	$399

	For the Years Ended December 31,
	2021	2020	2019
Amortization of DAC and VOBA, Net of Interest
Annuities	$17	$18	$21
Retirement Plan Services	1	-	1
Life Insurance	106	86	(82)
Group Protection	3	3	3
Total amortization of DAC and VOBA, net of interest	$127	$107	$(57)

	For the Years Ended December 31,
	2021	2020	2019
Federal Income Tax Expense (Benefit)
Annuities	$8	$7	$8
Retirement Plan Services	1	-	-
Life Insurance	(9)	(8)	32
Group Protection	1	(1)	(2)
Other Operations	(15)	6	6
Excluded realized gain (loss)	(1)	6	4
Net impact from the Tax Cuts and Jobs Act	-	-	(1)
Total federal income tax expense (benefit)	$(15)	$10	$47

	As of December 31,
	2021	2020
Assets
Annuities	$7,467	$6,898
Retirement Plan Services	3,196	3,090
Life Insurance	9,497	9,624
Group Protection	193	176
Other Operations	759	837
Total assets	$21,112	$20,625

17.  Supplemental Disclosures of Cash Flow Data

The following summarizes our supplemental cash flow data (in millions):

	For the Years Ended December 31,
	2021	2020	2019
Income taxes paid (received)	$30	$31	$7

18.  Transactions with Affiliates

The following summarizes transactions with affiliates (in millions) and the associated line item on our Balance Sheets:

	As of December 31,
	2021	2020
Assets with affiliates:
Ceded reinsurance contracts	$162	$153	Reinsurance recoverables, net of allowance
			for credit losses
Ceded reinsurance contracts	-	18	Reinsurance related embedded derivatives
Ceded reinsurance contracts	28	13	Other assets
Service agreement receivable	10	4	Other assets

Liabilities with affiliates:
Inter-company short-term debt	39	-	Other liabilities
Ceded reinsurance contracts	83	2	Other liabilities
Service agreement payable	1	19	Other liabilities

The following summarizes transactions with affiliates (in millions) and the associated line item on our Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2021	2020	2019
Revenues with affiliates:
Premiums received on assumed (paid on ceded)
reinsurance contracts	$(36)	$(25)	$(17)	Insurance premiums
Fees for management of general account	-	(2)	(2)	Net investment income
Realized gains (losses) on ceded reinsurance contracts:
GLB reserves embedded derivatives	(84)	(1)	(12)	Realized gain (loss)
Other gains (losses)	(36)	(38)	(38)	Realized gain (loss)

Benefits and expenses with affiliates:
Interest credited on ceded reinsurance contracts	(1)	(1)	(1)	Interest credited
Reinsurance (recoveries) benefits on ceded reinsurance	(4)	(10)	(1)	Benefits
Ceded reinsurance contracts	(19)	(16)	(23)	Commissions and other
				expenses
Service agreement payments	63	61	77	Commissions and other
				expenses

Cash Management Agreement

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to us to meet short-term borrowing needs.  The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs.  The borrowing limit is currently 2% of our admitted assets as of December 31, 2021.

Service Agreements

In accordance with service agreements with LNL and certain of its affiliates for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and receive an allocation of corporate overhead from LNC.  Corporate overhead expenses are allocated based on specific methodologies for each function.  The majority of the expenses are allocated based on the following methodologies:  headcount, capital, investments by product, account values, weighted policies in force and sales.

Ceded Reinsurance Contracts

We cede business to two affiliated companies, LNL, our parent, and LNBAR, a wholly-owned subsidiary of LNC.  As discussed in Note 4, we cede the GLB reserves embedded derivatives and the related hedge results to LNL.

19.  Subsequent Events

Management evaluated subsequent events for the Company through April 1, 2022, the date the financial statements were available to be issued.  On March 24, 2022, LLANY paid a cash dividend in the amount of $38 million to LNL.

Management identified no other items or events required for disclosure.

LLANY Separate Account S For Flexible Premium Variable Life Insurance

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Statements of assets and liabilities

December 31, 2021

Subaccount	Investments	Total Assets	Net Assets
AB VPS Global Thematic Growth Portfolio - Class A	$279,048	$279,048	$279,048
AB VPS Growth and Income Portfolio - Class A	454,748	454,748	454,748
AB VPS International Value Portfolio - Class A	29,040	29,040	29,040
AB VPS Small/Mid Cap Value Portfolio - Class A	7,945	7,945	7,945
American Century VP Disciplined Core Value Fund - Class I	14,553	14,553	14,553
American Century VP Inflation Protection Fund - Class II	38,606	38,606	38,606
American Century VP International Fund - Class I	112,318	112,318	112,318
American Funds Global Growth Fund - Class 2	204,441	204,441	204,441
American Funds Global Small Capitalization Fund - Class 2	233,059	233,059	233,059
American Funds Growth Fund - Class 2	485,440	485,440	485,440
American Funds Growth-Income Fund - Class 2	5,690	5,690	5,690
American Funds High-Income Trust - Class 2	5,341	5,341	5,341
American Funds International Fund - Class 2	580,238	580,238	580,238
American Funds U.S. Government Securities Fund - Class 2	41,389	41,389	41,389
BlackRock Equity Dividend V.I. Fund - Class I	87,534	87,534	87,534
BlackRock Global Allocation V.I. Fund - Class I	49,032	49,032	49,032
BlackRock High Yield V.I. Fund - Class I	154,019	154,019	154,019
ClearBridge Variable Small Cap Growth Portfolio - Class I	61,489	61,489	61,489
Delaware VIP® Emerging Markets Series - Standard Class	358,029	358,029	358,029
Delaware VIP® Small Cap Value Series - Standard Class	340,809	340,809	340,809
DWS Equity 500 Index VIP Portfolio - Class A	859,823	859,823	859,823
DWS Small Cap Index VIP Portfolio - Class A	198,131	198,131	198,131
Fidelity® VIP Asset Manager Portfolio - Service Class	168,092	168,092	168,092
Fidelity® VIP Contrafund® Portfolio - Service Class	293,038	293,038	293,038
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	16,677	16,677	16,677
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	308,038	308,038	308,038
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	79,462	79,462	79,462
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	141,266	141,266	141,266
Fidelity® VIP Freedom Income Portfolio(SM) - Service Class	269,779	269,779	269,779
Fidelity® VIP Investment Grade Bond Portfolio - Service Class	521,309	521,309	521,309
Fidelity® VIP Mid Cap Portfolio - Service Class	66,125	66,125	66,125
Fidelity® VIP Overseas Portfolio - Service Class	19,122	19,122	19,122
Franklin Mutual Shares VIP Fund - Class 1	49,898	49,898	49,898
Janus Henderson Balanced Portfolio - Service Shares	838,998	838,998	838,998
LVIP Baron Growth Opportunities Fund - Service Class	155,091	155,091	155,091
LVIP Baron Growth Opportunities Fund - Standard Class	103,612	103,612	103,612
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	13,004	13,004	13,004
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	18,225	18,225	18,225
LVIP Delaware Bond Fund - Standard Class	1,423,060	1,423,060	1,423,060
LVIP Delaware Diversified Income Fund - Standard Class	87,997	87,997	87,997
LVIP Delaware High Yield Fund - Standard Class	18,346	18,346	18,346
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class	216,390	216,390	216,390
LVIP Delaware Mid Cap Value Fund - Standard Class	15,454	15,454	15,454
LVIP Delaware REIT Fund - Standard Class	90,071	90,071	90,071
LVIP Delaware Social Awareness Fund - Standard Class	17,021	17,021	17,021
LVIP Delaware U.S. Growth Fund - Standard Class	150,077	150,077	150,077
LVIP Delaware Value Fund - Standard Class	389,435	389,435	389,435
LVIP Delaware Wealth Builder Fund - Standard Class	38,179	38,179	38,179
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	297,420	297,420	297,420
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	5,977	5,977	5,977
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	22,326	22,326	22,326
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	2,450	2,450	2,450
LVIP Government Money Market Fund - Standard Class	3,088,080	3,088,080	3,088,080
LVIP JPMorgan High Yield Fund - Standard Class	520,174	520,174	520,174
LVIP MFS Value Fund - Standard Class	147,152	147,152	147,152
LVIP Mondrian International Value Fund - Standard Class	106,131	106,131	106,131
LVIP SSGA Bond Index Fund - Standard Class	2,523,698	2,523,698	2,523,698
LVIP SSGA International Index Fund - Standard Class	1,135,421	1,135,421	1,135,421
LVIP SSGA Mid-Cap Index Fund - Standard Class	1,848,906	1,848,906	1,848,906
LVIP SSGA S&P 500 Index Fund - Standard Class	1,974,683	1,974,683	1,974,683
LVIP SSGA Small-Cap Index Fund - Standard Class	338,128	338,128	338,128

See accompanying notes.

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Statements of assets and liabilities (continued)

December 31, 2021

Subaccount	Investments	Total Assets	Net Assets
LVIP T. Rowe Price Growth Stock Fund - Standard Class	$2,953,865	$2,953,865	$2,953,865
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	155,671	155,671	155,671
MFS® VIT Total Return Series - Initial Class	1,236,165	1,236,165	1,236,165
MFS® VIT Utilities Series - Initial Class	54,538	54,538	54,538
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	257,471	257,471	257,471
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	38,562	38,562	38,562
PIMCO VIT Real Return Portfolio - Administrative Class	178,165	178,165	178,165
Templeton Global Bond VIP Fund - Class 1	324,310	324,310	324,310
Templeton Growth VIP Fund - Class 1	7,824	7,824	7,824

See accompanying notes.

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Statements of operations

Year Ended December 31, 2021

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
AB VPS Global Thematic Growth Portfolio - Class A	$—	$(515)	$(515)	$1,520
AB VPS Growth and Income Portfolio - Class A	3,520	(848)	2,672	1,834
AB VPS International Value Portfolio - Class A	590	(58)	532	68
AB VPS Small/Mid Cap Value Portfolio - Class A	58	(15)	43	46
American Century VP Disciplined Core Value Fund - Class I	149	(28)	121	48
American Century VP Inflation Protection Fund - Class II	1,190	(76)	1,114	110
American Century VP International Fund - Class I	175	(223)	(48)	962
American Funds Global Growth Fund - Class 2	661	(395)	266	1,441
American Funds Global Small Capitalization Fund - Class 2	—	(23)	(23)	30,997
American Funds Growth Fund - Class 2	989	(869)	120	4,283
American Funds Growth-Income Fund - Class 2	60	(11)	49	35
American Funds High-Income Trust - Class 2	225	(11)	214	7
American Funds International Fund - Class 2	25,773	(2,287)	23,486	68,684
American Funds U.S. Government Securities Fund - Class 2	539	(84)	455	(74)
BlackRock Equity Dividend V.I. Fund - Class I	1,296	(294)	1,002	173
BlackRock Global Allocation V.I. Fund - Class I	451	(70)	381	332
BlackRock High Yield V.I. Fund - Class I	6,880	—	6,880	4,254
ClearBridge Variable Small Cap Growth Portfolio - Class I	—	(126)	(126)	7,902
Delaware VIP® Emerging Markets Series - Standard Class	1,524	(830)	694	31,247
Delaware VIP® Small Cap Value Series - Standard Class	2,527	(591)	1,936	3,480
DWS Equity 500 Index VIP Portfolio - Class A	11,150	(1,706)	9,444	5,896
DWS Small Cap Index VIP Portfolio - Class A	1,672	(509)	1,163	1,706
Fidelity® VIP Asset Manager Portfolio - Service Class	2,453	(329)	2,124	756
Fidelity® VIP Contrafund® Portfolio - Service Class	124	(531)	(407)	3,254
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	153	—	153	33
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	2,976	—	2,976	6,799
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	616	—	616	4,787
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	1,135	—	1,135	2,007
Fidelity® VIP Freedom Income Portfolio(SM) - Service Class	2,508	—	2,508	7,492
Fidelity® VIP Investment Grade Bond Portfolio - Service Class	10,034	(1,101)	8,933	1,516
Fidelity® VIP Mid Cap Portfolio - Service Class	321	(93)	228	692
Fidelity® VIP Overseas Portfolio - Service Class	81	(36)	45	107
Franklin Mutual Shares VIP Fund - Class 1	1,496	(70)	1,426	(83)
Janus Henderson Balanced Portfolio - Service Shares	5,243	(2,727)	2,516	4,241
LVIP Baron Growth Opportunities Fund - Service Class	—	(291)	(291)	1,577
LVIP Baron Growth Opportunities Fund - Standard Class	—	(194)	(194)	1,134
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	260	(25)	235	73
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	—	(33)	(33)	116
LVIP Delaware Bond Fund - Standard Class	28,841	(2,083)	26,758	3,754
LVIP Delaware Diversified Income Fund - Standard Class	30,658	(179)	30,479	(58,188)
LVIP Delaware High Yield Fund - Standard Class	1,767	(37)	1,730	10
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class	3,822	(441)	3,381	79
LVIP Delaware Mid Cap Value Fund - Standard Class	198	(18)	180	228
LVIP Delaware REIT Fund - Standard Class	2,241	(148)	2,093	350
LVIP Delaware Social Awareness Fund - Standard Class	132	(31)	101	105
LVIP Delaware U.S. Growth Fund - Standard Class	—	(277)	(277)	255
LVIP Delaware Value Fund - Standard Class	25,236	(1,115)	24,121	11,757
LVIP Delaware Wealth Builder Fund - Standard Class	763	(74)	689	(50)
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	3,242	(549)	2,693	2,333
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	206	(11)	195	13
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	680	(43)	637	43
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	74	(4)	70	5
LVIP Government Money Market Fund - Standard Class	298	(859)	(561)	4
LVIP JPMorgan High Yield Fund - Standard Class	22,834	(966)	21,868	905
LVIP MFS Value Fund - Standard Class	1,886	—	1,886	36,537
LVIP Mondrian International Value Fund - Standard Class	3,625	(213)	3,412	461
LVIP SSGA Bond Index Fund - Standard Class	27,696	(2,857)	24,839	2,948

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
AB VPS Global Thematic Growth Portfolio - Class A	$30,210	$31,730	$21,039	$52,254
AB VPS Growth and Income Portfolio - Class A	—	1,834	96,411	100,917
AB VPS International Value Portfolio - Class A	—	68	2,304	2,904
AB VPS Small/Mid Cap Value Portfolio - Class A	—	46	2,052	2,141
American Century VP Disciplined Core Value Fund - Class I	1,972	2,020	667	2,808
American Century VP Inflation Protection Fund - Class II	—	110	1,017	2,241
American Century VP International Fund - Class I	3,105	4,067	5,000	9,019
American Funds Global Growth Fund - Class 2	9,513	10,954	17,771	28,991
American Funds Global Small Capitalization Fund - Class 2	5,412	36,409	(17,988)	18,398
American Funds Growth Fund - Class 2	57,244	61,527	26,469	88,116
American Funds Growth-Income Fund - Class 2	51	86	977	1,112
American Funds High-Income Trust - Class 2	—	7	190	411
American Funds International Fund - Class 2	—	68,684	(114,685)	(22,515)
American Funds U.S. Government Securities Fund - Class 2	3,652	3,578	(4,386)	(353)
BlackRock Equity Dividend V.I. Fund - Class I	10,603	10,776	3,082	14,860
BlackRock Global Allocation V.I. Fund - Class I	6,777	7,109	(4,583)	2,907
BlackRock High Yield V.I. Fund - Class I	436	4,690	(4,006)	7,564
ClearBridge Variable Small Cap Growth Portfolio - Class I	7,302	15,204	(6,265)	8,813
Delaware VIP® Emerging Markets Series - Standard Class	2,181	33,428	(51,643)	(17,521)
Delaware VIP® Small Cap Value Series - Standard Class	—	3,480	80,952	86,368
DWS Equity 500 Index VIP Portfolio - Class A	32,697	38,593	143,429	191,466
DWS Small Cap Index VIP Portfolio - Class A	11,622	13,328	10,954	25,445
Fidelity® VIP Asset Manager Portfolio - Service Class	926	1,682	11,129	14,935
Fidelity® VIP Contrafund® Portfolio - Service Class	33,265	36,519	28,278	64,390
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	179	212	395	760
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	12,366	19,165	11,390	33,531
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	2,691	7,478	1,777	9,871
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	3,969	5,976	11,866	18,977
Fidelity® VIP Freedom Income Portfolio(SM) - Service Class	4,676	12,168	(6,790)	7,886
Fidelity® VIP Investment Grade Bond Portfolio - Service Class	14,007	15,523	(29,367)	(4,911)
Fidelity® VIP Mid Cap Portfolio - Service Class	10,005	10,697	2,358	13,283
Fidelity® VIP Overseas Portfolio - Service Class	1,347	1,454	1,647	3,146
Franklin Mutual Shares VIP Fund - Class 1	—	(83)	6,510	7,853
Janus Henderson Balanced Portfolio - Service Shares	5,749	9,990	106,838	119,344
LVIP Baron Growth Opportunities Fund - Service Class	3,439	5,016	19,811	24,536
LVIP Baron Growth Opportunities Fund - Standard Class	2,213	3,347	13,476	16,629
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	484	557	1,666	2,458
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	1,559	1,675	2,689	4,331
LVIP Delaware Bond Fund - Standard Class	17,066	20,820	(73,824)	(26,246)
LVIP Delaware Diversified Income Fund - Standard Class	25,738	(32,450)	(8,228)	(10,199)
LVIP Delaware High Yield Fund - Standard Class	—	10	(898)	842
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class	—	79	(5,388)	(1,928)
LVIP Delaware Mid Cap Value Fund - Standard Class	—	228	1,930	2,338
LVIP Delaware REIT Fund - Standard Class	—	350	23,941	26,384
LVIP Delaware Social Awareness Fund - Standard Class	668	773	2,713	3,587
LVIP Delaware U.S. Growth Fund - Standard Class	33,585	33,840	(10,458)	23,105
LVIP Delaware Value Fund - Standard Class	59,101	70,858	11,903	106,882
LVIP Delaware Wealth Builder Fund - Standard Class	1,046	996	2,326	4,011
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	10,972	13,305	48,915	64,913
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	145	158	68	421
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	1,031	1,074	823	2,534
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	87	92	77	239
LVIP Government Money Market Fund - Standard Class	212	216	(17)	(362)
LVIP JPMorgan High Yield Fund - Standard Class	—	905	6,063	28,836
LVIP MFS Value Fund - Standard Class	3,504	40,041	6,036	47,963
LVIP Mondrian International Value Fund - Standard Class	—	461	6,976	10,849
LVIP SSGA Bond Index Fund - Standard Class	5,468	8,416	(64,401)	(31,146)

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Statements of operations (continued)

Year Ended December 31, 2021

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
LVIP SSGA International Index Fund - Standard Class	$29,484	$(1,407)	$28,077	$68,286
LVIP SSGA Mid-Cap Index Fund - Standard Class	19,698	(1,642)	18,056	122,007
LVIP SSGA S&P 500 Index Fund - Standard Class	23,381	(2,239)	21,142	155,050
LVIP SSGA Small-Cap Index Fund - Standard Class	2,810	(586)	2,224	69,483
LVIP T. Rowe Price Growth Stock Fund - Standard Class	—	(3,269)	(3,269)	478,620
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	19	(294)	(275)	2,155
MFS® VIT Total Return Series - Initial Class	20,418	(1,042)	19,376	19,529
MFS® VIT Utilities Series - Initial Class	889	(102)	787	245
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	—	(592)	(592)	1,458
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	220	(125)	95	137
PIMCO VIT Real Return Portfolio - Administrative Class	6,933	(283)	6,650	1,182
Templeton Global Bond VIP Fund - Class 1	—	(671)	(671)	(1,586)
Templeton Growth VIP Fund - Class 1	104	(15)	89	—

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP SSGA International Index Fund - Standard Class	$—	$68,286	$26,502	$122,865
LVIP SSGA Mid-Cap Index Fund - Standard Class	60,925	182,932	199,346	400,334
LVIP SSGA S&P 500 Index Fund - Standard Class	28,870	183,920	251,088	456,150
LVIP SSGA Small-Cap Index Fund - Standard Class	9,145	78,628	(29,293)	51,559
LVIP T. Rowe Price Growth Stock Fund - Standard Class	230,416	709,036	(158,798)	546,969
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	20,853	23,008	(4,037)	18,696
MFS® VIT Total Return Series - Initial Class	54,384	73,913	54,172	147,461
MFS® VIT Utilities Series - Initial Class	1,733	1,978	3,940	6,705
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	27,185	28,643	1,602	29,653
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	—	137	9,315	9,547
PIMCO VIT Real Return Portfolio - Administrative Class	—	1,182	(721)	7,111
Templeton Global Bond VIP Fund - Class 1	—	(1,586)	(14,424)	(16,681)
Templeton Growth VIP Fund - Class 1	—	—	298	387

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Statements of changes in net assets

Years Ended December 31, 2020 and 2021

	AB VPS Global Thematic Growth Portfolio - Class A Subaccount	AB VPS Growth and Income Portfolio - Class A Subaccount	AB VPS International Value Portfolio - Class A Subaccount	AB VPS Small/Mid Cap Value Portfolio - Class A Subaccount	American Century VP Disciplined Core Value Fund - Class I Subaccount	American Century VP Inflation Protection Fund - Class II Subaccount	American Century VP International Fund - Class I Subaccount
NET ASSETS AT JANUARY 1, 2020	$97,782	$349,506	$30,955	$146,901	$36,224	$45,973	$70,688
Changes From Operations:
• Net investment income (loss)	491	4,365	422	1,279	177	417	244
• Net realized gain (loss) on investments	12,203	2,072	(2,471)	(11,085)	(1,238)	324	1,393
• Net change in unrealized appreciation or depreciation on investments	33,858	3,963	743	12,013	(1,820)	3,058	24,143
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	46,552	10,400	(1,306)	2,207	(2,881)	3,799	25,780
Changes From Unit Transactions:
• Net unit transactions	88,127	4,435	(2,791)	(143,062)	(21,279)	(12,328)	9,787
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	88,127	4,435	(2,791)	(143,062)	(21,279)	(12,328)	9,787
TOTAL INCREASE (DECREASE) IN NET ASSETS	134,679	14,835	(4,097)	(140,855)	(24,160)	(8,529)	35,567
NET ASSETS AT DECEMBER 31, 2020	232,461	364,341	26,858	6,046	12,064	37,444	106,255
Changes From Operations:
• Net investment income (loss)	(515)	2,672	532	43	121	1,114	(48)
• Net realized gain (loss) on investments	31,730	1,834	68	46	2,020	110	4,067
• Net change in unrealized appreciation or depreciation on investments	21,039	96,411	2,304	2,052	667	1,017	5,000
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	52,254	100,917	2,904	2,141	2,808	2,241	9,019
Changes From Unit Transactions:
• Net unit transactions	(5,667)	(10,510)	(722)	(242)	(319)	(1,079)	(2,956)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(5,667)	(10,510)	(722)	(242)	(319)	(1,079)	(2,956)
TOTAL INCREASE (DECREASE) IN NET ASSETS	46,587	90,407	2,182	1,899	2,489	1,162	6,063
NET ASSETS AT DECEMBER 31, 2021	$279,048	$454,748	$29,040	$7,945	$14,553	$38,606	$112,318

See accompanying notes.

	American Funds Global Growth Fund - Class 2 Subaccount	American Funds Global Small Capitalization Fund - Class 2 Subaccount	American Funds Growth Fund - Class 2 Subaccount	American Funds Growth- Income Fund - Class 2 Subaccount	American Funds High-Income Trust - Class 2 Subaccount	American Funds International Fund - Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2020	$410,097	$405,854	$180,872	$—	$30,102	$1,567,704
Changes From Operations:
• Net investment income (loss)	803	387	273	51	387	5,076
• Net realized gain (loss) on investments	129,035	28,944	20,135	141	(3,418)	98,323
• Net change in unrealized appreciation or depreciation on investments	(13,027)	34,201	96,466	886	(11)	103,096
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	116,811	63,532	116,874	1,078	(3,042)	206,495
Changes From Unit Transactions:
• Net unit transactions	(346,613)	(173,041)	110,408	3,600	(22,009)	(707,503)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(346,613)	(173,041)	110,408	3,600	(22,009)	(707,503)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(229,802)	(109,509)	227,282	4,678	(25,051)	(501,008)
NET ASSETS AT DECEMBER 31, 2020	180,295	296,345	408,154	4,678	5,051	1,066,696
Changes From Operations:
• Net investment income (loss)	266	(23)	120	49	214	23,486
• Net realized gain (loss) on investments	10,954	36,409	61,527	86	7	68,684
• Net change in unrealized appreciation or depreciation on investments	17,771	(17,988)	26,469	977	190	(114,685)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	28,991	18,398	88,116	1,112	411	(22,515)
Changes From Unit Transactions:
• Net unit transactions	(4,845)	(81,684)	(10,830)	(100)	(121)	(463,943)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(4,845)	(81,684)	(10,830)	(100)	(121)	(463,943)
TOTAL INCREASE (DECREASE) IN NET ASSETS	24,146	(63,286)	77,286	1,012	290	(486,458)
NET ASSETS AT DECEMBER 31, 2021	$204,441	$233,059	$485,440	$5,690	$5,341	$580,238

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Statements of changes in net assets (continued)

Years Ended December 31, 2020 and 2021

	American Funds U.S. Government Securities Fund - Class 2 Subaccount	BlackRock Equity Dividend V.I. Fund - Class I Subaccount	BlackRock Global Allocation V.I. Fund - Class I Subaccount	BlackRock High Yield V.I. Fund - Class I Subaccount	ClearBridge Variable Small Cap Growth Portfolio - Class I Subaccount	Delaware VIP® Emerging Markets Series - Standard Class Subaccount	Delaware VIP® Small Cap Value Series - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2020	$3,057	$73,379	$33,554	$177,112	$49,374	$428,953	$191,102
Changes From Operations:
• Net investment income (loss)	681	1,226	463	9,750	(106)	2,315	2,362
• Net realized gain (loss) on investments	(182)	2,295	2,168	(172)	4,997	9,533	8,872
• Net change in unrealized appreciation or depreciation on investments	(353)	(1,090)	5,313	5,021	17,122	49,599	13,060
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	146	2,431	7,944	14,599	22,013	61,447	24,294
Changes From Unit Transactions:
• Net unit transactions	39,418	(1,137)	3,890	20,522	(2,051)	(83,214)	37,046
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	39,418	(1,137)	3,890	20,522	(2,051)	(83,214)	37,046
TOTAL INCREASE (DECREASE) IN NET ASSETS	39,564	1,294	11,834	35,121	19,962	(21,767)	61,340
NET ASSETS AT DECEMBER 31, 2020	42,621	74,673	45,388	212,233	69,336	407,186	252,442
Changes From Operations:
• Net investment income (loss)	455	1,002	381	6,880	(126)	694	1,936
• Net realized gain (loss) on investments	3,578	10,776	7,109	4,690	15,204	33,428	3,480
• Net change in unrealized appreciation or depreciation on investments	(4,386)	3,082	(4,583)	(4,006)	(6,265)	(51,643)	80,952
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(353)	14,860	2,907	7,564	8,813	(17,521)	86,368
Changes From Unit Transactions:
• Net unit transactions	(879)	(1,999)	737	(65,778)	(16,660)	(31,636)	1,999
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(879)	(1,999)	737	(65,778)	(16,660)	(31,636)	1,999
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,232)	12,861	3,644	(58,214)	(7,847)	(49,157)	88,367
NET ASSETS AT DECEMBER 31, 2021	$41,389	$87,534	$49,032	$154,019	$61,489	$358,029	$340,809

See accompanying notes.

	DWS Equity 500 Index VIP Portfolio - Class A Subaccount	DWS Small Cap Index VIP Portfolio - Class A Subaccount	Fidelity® VIP Asset Manager Portfolio - Service Class Subaccount	Fidelity® VIP Contrafund® Portfolio - Service Class Subaccount	Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class Subaccount	Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2020	$534,934	$122,534	$175,334	$524,602	$333,489	$127,226
Changes From Operations:
• Net investment income (loss)	9,276	1,182	1,772	390	21	2,844
• Net realized gain (loss) on investments	43,522	13,729	2,903	163,515	4,575	8,516
• Net change in unrealized appreciation or depreciation on investments	67,020	25,360	16,678	20,386	(8,499)	32,111
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	119,818	40,271	21,353	184,291	(3,903)	43,471
Changes From Unit Transactions:
• Net unit transactions	33,067	16,113	(39,575)	(471,125)	(329,586)	108,610
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	33,067	16,113	(39,575)	(471,125)	(329,586)	108,610
TOTAL INCREASE (DECREASE) IN NET ASSETS	152,885	56,384	(18,222)	(286,834)	(333,489)	152,081
NET ASSETS AT DECEMBER 31, 2020	687,819	178,918	157,112	237,768	—	279,307
Changes From Operations:
• Net investment income (loss)	9,444	1,163	2,124	(407)	153	2,976
• Net realized gain (loss) on investments	38,593	13,328	1,682	36,519	212	19,165
• Net change in unrealized appreciation or depreciation on investments	143,429	10,954	11,129	28,278	395	11,390
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	191,466	25,445	14,935	64,390	760	33,531
Changes From Unit Transactions:
• Net unit transactions	(19,462)	(6,232)	(3,955)	(9,120)	15,917	(4,800)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(19,462)	(6,232)	(3,955)	(9,120)	15,917	(4,800)
TOTAL INCREASE (DECREASE) IN NET ASSETS	172,004	19,213	10,980	55,270	16,677	28,731
NET ASSETS AT DECEMBER 31, 2021	$859,823	$198,131	$168,092	$293,038	$16,677	$308,038

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Statements of changes in net assets (continued)

Years Ended December 31, 2020 and 2021

	Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class Subaccount	Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class Subaccount	Fidelity® VIP Freedom Income Portfolio(SM) - Service Class Subaccount	Fidelity® VIP Growth Portfolio - Service Class Subaccount	Fidelity® VIP Investment Grade Bond Portfolio - Service Class Subaccount	Fidelity® VIP Mid Cap Portfolio - Service Class Subaccount	Fidelity® VIP Overseas Portfolio - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2020	$14,589	$16,201	$449,030	$162,221	$542,904	$41,955	$37,919
Changes From Operations:
• Net investment income (loss)	416	152	2,970	109	9,583	166	98
• Net realized gain (loss) on investments	1,134	1,532	14,846	100,749	7,038	(274)	5,947
• Net change in unrealized appreciation or depreciation on investments	10,226	2,392	8,653	(34,382)	27,922	8,845	(1,296)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	11,776	4,076	26,469	66,476	44,543	8,737	4,749
Changes From Unit Transactions:
• Net unit transactions	27,057	58,482	(215,222)	(228,697)	(87,596)	1,974	(26,283)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	27,057	58,482	(215,222)	(228,697)	(87,596)	1,974	(26,283)
TOTAL INCREASE (DECREASE) IN NET ASSETS	38,833	62,558	(188,753)	(162,221)	(43,053)	10,711	(21,534)
NET ASSETS AT DECEMBER 31, 2020	53,422	78,759	260,277	—	499,851	52,666	16,385
Changes From Operations:
• Net investment income (loss)	616	1,135	2,508	—	8,933	228	45
• Net realized gain (loss) on investments	7,478	5,976	12,168	—	15,523	10,697	1,454
• Net change in unrealized appreciation or depreciation on investments	1,777	11,866	(6,790)	—	(29,367)	2,358	1,647
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	9,871	18,977	7,886	—	(4,911)	13,283	3,146
Changes From Unit Transactions:
• Net unit transactions	16,169	43,530	1,616	—	26,369	176	(409)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	16,169	43,530	1,616	—	26,369	176	(409)
TOTAL INCREASE (DECREASE) IN NET ASSETS	26,040	62,507	9,502	—	21,458	13,459	2,737
NET ASSETS AT DECEMBER 31, 2021	$79,462	$141,266	$269,779	$—	$521,309	$66,125	$19,122

See accompanying notes.

	Franklin Mutual Shares VIP Fund - Class 1 Subaccount	Janus Henderson Balanced Portfolio - Service Shares Subaccount	LVIP Baron Growth Opportunities Fund - Service Class Subaccount	LVIP Baron Growth Opportunities Fund - Standard Class Subaccount	LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class Subaccount	LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2020	$38,236	$648,927	$52,331	$126,670	$13,352	$24,082
Changes From Operations:
• Net investment income (loss)	1,094	7,614	(191)	(183)	188	(30)
• Net realized gain (loss) on investments	905	12,815	4,995	22,219	39	9,954
• Net change in unrealized appreciation or depreciation on investments	(2,976)	66,957	42,679	7,717	(427)	700
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(977)	87,386	47,483	29,753	(200)	10,624
Changes From Unit Transactions:
• Net unit transactions	4,013	(8,255)	34,083	(67,033)	(2,317)	(20,431)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	4,013	(8,255)	34,083	(67,033)	(2,317)	(20,431)
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,036	79,131	81,566	(37,280)	(2,517)	(9,807)
NET ASSETS AT DECEMBER 31, 2020	41,272	728,058	133,897	89,390	10,835	14,275
Changes From Operations:
• Net investment income (loss)	1,426	2,516	(291)	(194)	235	(33)
• Net realized gain (loss) on investments	(83)	9,990	5,016	3,347	557	1,675
• Net change in unrealized appreciation or depreciation on investments	6,510	106,838	19,811	13,476	1,666	2,689
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	7,853	119,344	24,536	16,629	2,458	4,331
Changes From Unit Transactions:
• Net unit transactions	773	(8,404)	(3,342)	(2,407)	(289)	(381)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	773	(8,404)	(3,342)	(2,407)	(289)	(381)
TOTAL INCREASE (DECREASE) IN NET ASSETS	8,626	110,940	21,194	14,222	2,169	3,950
NET ASSETS AT DECEMBER 31, 2021	$49,898	$838,998	$155,091	$103,612	$13,004	$18,225

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Statements of changes in net assets (continued)

Years Ended December 31, 2020 and 2021

	LVIP Delaware Bond Fund - Standard Class Subaccount	LVIP Delaware Diversified Income Fund - Standard Class Subaccount	LVIP Delaware High Yield Fund - Standard Class Subaccount	LVIP Delaware Limited-Term Diversified Income Fund - Standard Class Subaccount	LVIP Delaware Mid Cap Value Fund - Standard Class Subaccount	LVIP Delaware REIT Fund - Standard Class Subaccount	LVIP Delaware Social Awareness Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2020	$1,902,149	$113,207	$83,590	$363,494	$3,002	$115,058	$39,550
Changes From Operations:
• Net investment income (loss)	32,196	16,539	3,562	3,721	112	1,753	85
• Net realized gain (loss) on investments	87,837	8,299	(1,860)	821	40	(3,111)	7,576
• Net change in unrealized appreciation or depreciation on investments	59,055	5,542	(1,334)	6,310	621	(5,680)	(829)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	179,088	30,380	368	10,852	773	(7,038)	6,832
Changes From Unit Transactions:
• Net unit transactions	(588,677)	(51,749)	(65,867)	(151,345)	1,213	(46,997)	(32,575)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(588,677)	(51,749)	(65,867)	(151,345)	1,213	(46,997)	(32,575)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(409,589)	(21,369)	(65,499)	(140,493)	1,986	(54,035)	(25,743)
NET ASSETS AT DECEMBER 31, 2020	1,492,560	91,838	18,091	223,001	4,988	61,023	13,807
Changes From Operations:
• Net investment income (loss)	26,758	30,479	1,730	3,381	180	2,093	101
• Net realized gain (loss) on investments	20,820	(32,450)	10	79	228	350	773
• Net change in unrealized appreciation or depreciation on investments	(73,824)	(8,228)	(898)	(5,388)	1,930	23,941	2,713
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(26,246)	(10,199)	842	(1,928)	2,338	26,384	3,587
Changes From Unit Transactions:
• Net unit transactions	(43,254)	6,358	(587)	(4,683)	8,128	2,664	(373)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(43,254)	6,358	(587)	(4,683)	8,128	2,664	(373)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(69,500)	(3,841)	255	(6,611)	10,466	29,048	3,214
NET ASSETS AT DECEMBER 31, 2021	$1,423,060	$87,997	$18,346	$216,390	$15,454	$90,071	$17,021
See accompanying notes.

	LVIP Delaware U.S. Growth Fund - Standard Class Subaccount	LVIP Delaware Value Fund - Standard Class Subaccount	LVIP Delaware Wealth Builder Fund - Standard Class Subaccount	LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class Subaccount	LVIP Global Conservative Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Global Growth Allocation Managed Risk Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2020	$96,939	$569,947	$46,799	$163,074	$13,180	$20,667
Changes From Operations:
• Net investment income (loss)	(107)	9,242	594	2,835	106	383
• Net realized gain (loss) on investments	(3,942)	11,759	(2,306)	8,598	359	130
• Net change in unrealized appreciation or depreciation on investments	22,480	(15,297)	3,474	35,278	(72)	581
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	18,431	5,704	1,762	46,711	393	1,094
Changes From Unit Transactions:
• Net unit transactions	15,804	(46,759)	(13,619)	29,881	(7,870)	(1,426)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	15,804	(46,759)	(13,619)	29,881	(7,870)	(1,426)
TOTAL INCREASE (DECREASE) IN NET ASSETS	34,235	(41,055)	(11,857)	76,592	(7,477)	(332)
NET ASSETS AT DECEMBER 31, 2020	131,174	528,892	34,942	239,666	5,703	20,335
Changes From Operations:
• Net investment income (loss)	(277)	24,121	689	2,693	195	637
• Net realized gain (loss) on investments	33,840	70,858	996	13,305	158	1,074
• Net change in unrealized appreciation or depreciation on investments	(10,458)	11,903	2,326	48,915	68	823
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	23,105	106,882	4,011	64,913	421	2,534
Changes From Unit Transactions:
• Net unit transactions	(4,202)	(246,339)	(774)	(7,159)	(147)	(543)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(4,202)	(246,339)	(774)	(7,159)	(147)	(543)
TOTAL INCREASE (DECREASE) IN NET ASSETS	18,903	(139,457)	3,237	57,754	274	1,991
NET ASSETS AT DECEMBER 31, 2021	$150,077	$389,435	$38,179	$297,420	$5,977	$22,326

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Statements of changes in net assets (continued)

Years Ended December 31, 2020 and 2021

	LVIP Global Moderate Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Government Money Market Fund - Standard Class Subaccount	LVIP JPMorgan High Yield Fund - Standard Class Subaccount	LVIP MFS Value Fund - Standard Class Subaccount	LVIP Mondrian International Value Fund - Standard Class Subaccount	LVIP SSGA Bond Index Fund - Standard Class Subaccount	LVIP SSGA International Index Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2020	$2,196	$8,144,330	$712,235	$729,152	$73,306	$330,604	$1,139,004
Changes From Operations:
• Net investment income (loss)	41	21,531	21,312	2,938	1,993	26,100	22,472
• Net realized gain (loss) on investments	29	154	1,611	69,448	1,518	4,773	(12,692)
• Net change in unrealized appreciation or depreciation on investments	56	—	14,860	(91,365)	2,565	27,021	42,375
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	126	21,685	37,783	(18,979)	6,076	57,894	52,155
Changes From Unit Transactions:
• Net unit transactions	(53)	(5,398,913)	(279,164)	(518,207)	19,325	957,168	(132,437)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(53)	(5,398,913)	(279,164)	(518,207)	19,325	957,168	(132,437)
TOTAL INCREASE (DECREASE) IN NET ASSETS	73	(5,377,228)	(241,381)	(537,186)	25,401	1,015,062	(80,282)
NET ASSETS AT DECEMBER 31, 2020	2,269	2,767,102	470,854	191,966	98,707	1,345,666	1,058,722
Changes From Operations:
• Net investment income (loss)	70	(561)	21,868	1,886	3,412	24,839	28,077
• Net realized gain (loss) on investments	92	216	905	40,041	461	8,416	68,286
• Net change in unrealized appreciation or depreciation on investments	77	(17)	6,063	6,036	6,976	(64,401)	26,502
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	239	(362)	28,836	47,963	10,849	(31,146)	122,865
Changes From Unit Transactions:
• Net unit transactions	(58)	321,340	20,484	(92,777)	(3,425)	1,209,178	(46,166)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(58)	321,340	20,484	(92,777)	(3,425)	1,209,178	(46,166)
TOTAL INCREASE (DECREASE) IN NET ASSETS	181	320,978	49,320	(44,814)	7,424	1,178,032	76,699
NET ASSETS AT DECEMBER 31, 2021	$2,450	$3,088,080	$520,174	$147,152	$106,131	$2,523,698	$1,135,421

See accompanying notes.

	LVIP SSGA Mid-Cap Index Fund - Standard Class Subaccount	LVIP SSGA S&P 500 Index Fund - Standard Class Subaccount	LVIP SSGA Small-Cap Index Fund - Standard Class Subaccount	LVIP T. Rowe Price Growth Stock Fund - Standard Class Subaccount	LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class Subaccount	MFS® VIT Growth Series - Initial Class Subaccount
NET ASSETS AT JANUARY 1, 2020	$2,144,826	$3,338,629	$480,039	$2,271,464	$474,500	$39,864
Changes From Operations:
• Net investment income (loss)	23,380	20,430	2,775	(2,886)	(313)	—
• Net realized gain (loss) on investments	5,733	556,035	32,275	173,543	171,776	22,245
• Net change in unrealized appreciation or depreciation on investments	177,731	(142,034)	40,516	746,960	(51,797)	(10,775)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	206,844	434,431	75,566	917,617	119,666	11,470
Changes From Unit Transactions:
• Net unit transactions	(505,702)	(2,185,269)	(187,741)	254,739	(458,855)	(51,334)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(505,702)	(2,185,269)	(187,741)	254,739	(458,855)	(51,334)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(298,858)	(1,750,838)	(112,175)	1,172,356	(339,189)	(39,864)
NET ASSETS AT DECEMBER 31, 2020	1,845,968	1,587,791	367,864	3,443,820	135,311	—
Changes From Operations:
• Net investment income (loss)	18,056	21,142	2,224	(3,269)	(275)	—
• Net realized gain (loss) on investments	182,932	183,920	78,628	709,036	23,008	—
• Net change in unrealized appreciation or depreciation on investments	199,346	251,088	(29,293)	(158,798)	(4,037)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	400,334	456,150	51,559	546,969	18,696	—
Changes From Unit Transactions:
• Net unit transactions	(397,396)	(69,258)	(81,295)	(1,036,924)	1,664	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(397,396)	(69,258)	(81,295)	(1,036,924)	1,664	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,938	386,892	(29,736)	(489,955)	20,360	—
NET ASSETS AT DECEMBER 31, 2021	$1,848,906	$1,974,683	$338,128	$2,953,865	$155,671	$—

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Statements of changes in net assets (continued)

Years Ended December 31, 2020 and 2021

	MFS® VIT Total Return Series - Initial Class Subaccount	MFS® VIT Utilities Series - Initial Class Subaccount	Neuberger Berman AMT Mid Cap Growth Portfolio - I Class Subaccount	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class Subaccount
NET ASSETS AT JANUARY 1, 2020	$1,520,951	$57,073	$147,245	$31,311
Changes From Operations:
• Net investment income (loss)	32,968	1,012	(354)	217
• Net realized gain (loss) on investments	89,679	3,944	19,456	(114)
• Net change in unrealized appreciation or depreciation on investments	6,095	(1,879)	22,116	(1,122)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	128,742	3,077	41,218	(1,019)
Changes From Unit Transactions:
• Net unit transactions	(627,677)	(11,246)	45,821	(432)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(627,677)	(11,246)	45,821	(432)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(498,935)	(8,169)	87,039	(1,451)
NET ASSETS AT DECEMBER 31, 2020	1,022,016	48,904	234,284	29,860
Changes From Operations:
• Net investment income (loss)	19,376	787	(592)	95
• Net realized gain (loss) on investments	73,913	1,978	28,643	137
• Net change in unrealized appreciation or depreciation on investments	54,172	3,940	1,602	9,315
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	147,461	6,705	29,653	9,547
Changes From Unit Transactions:
• Net unit transactions	66,688	(1,071)	(6,466)	(845)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	66,688	(1,071)	(6,466)	(845)
TOTAL INCREASE (DECREASE) IN NET ASSETS	214,149	5,634	23,187	8,702
NET ASSETS AT DECEMBER 31, 2021	$1,236,165	$54,538	$257,471	$38,562

See accompanying notes.

	PIMCO VIT Real Return Portfolio - Administrative Class Subaccount	T. Rowe Price Equity Income Portfolio Subaccount	Templeton Global Bond VIP Fund - Class 1 Subaccount	Templeton Growth VIP Fund - Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2020	$56,983	$70,517	$286,297	$4,377
Changes From Operations:
• Net investment income (loss)	1,085	1,035	29,092	202
• Net realized gain (loss) on investments	826	(4,721)	(2,081)	(29)
• Net change in unrealized appreciation or depreciation on investments	8,571	3,871	(44,545)	689
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	10,482	185	(17,534)	862
Changes From Unit Transactions:
• Net unit transactions	64,753	(70,702)	79,394	2,377
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	64,753	(70,702)	79,394	2,377
TOTAL INCREASE (DECREASE) IN NET ASSETS	75,235	(70,517)	61,860	3,239
NET ASSETS AT DECEMBER 31, 2020	132,218	—	348,157	7,616
Changes From Operations:
• Net investment income (loss)	6,650	—	(671)	89
• Net realized gain (loss) on investments	1,182	—	(1,586)	—
• Net change in unrealized appreciation or depreciation on investments	(721)	—	(14,424)	298
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	7,111	—	(16,681)	387
Changes From Unit Transactions:
• Net unit transactions	38,836	—	(7,166)	(179)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	38,836	—	(7,166)	(179)
TOTAL INCREASE (DECREASE) IN NET ASSETS	45,947	—	(23,847)	208
NET ASSETS AT DECEMBER 31, 2021	$178,165	$—	$324,310	$7,824

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Notes to financial statements

December 31, 2021

1. Accounting Policies and Variable Account Information

The Variable Account: LLANY Separate Account S For Flexible Premium Variable Life Insurance (the Variable Account) is a segregated investment account of Lincoln Life & Annuity Company of New York (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on October 22, 2001, are part of the operations of the Company. The Variable Account consists of four products as follows:

• Lincoln CVUL Series III • Lincoln Corporate Commitment VUL	• Lincoln Corporate Variable 4 • Lincoln Corporate Variable 5

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the variable life policies and may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

Investments: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of one hundred seventy-two available mutual funds (the Funds) of twenty-seven open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds):

Invesco V.I. Comstock Fund - Series I Shares**

Invesco V.I. Growth and Income Fund - Series I Shares**

Invesco V.I. International Growth Fund - Series I Shares**

Invesco V.I. Main Street Small Cap Fund®- Series I Shares**

AllianceBernstein Variable Products Series Fund:

AB VPS Global Thematic Growth Portfolio - Class A

AB VPS Growth and Income Portfolio - Class A

AB VPS International Value Portfolio - Class A

AB VPS Large Cap Growth Portfolio - Class A**

AB VPS Small/Mid Cap Value Portfolio - Class A

Allspring Variable Trust:

Allspring VT Discovery Fund - Class 2**

American Century Variable Portfolios, Inc.:

American Century VP Disciplined Core Value Fund - Class I

American Century VP Inflation Protection Fund - Class II

American Century VP International Fund - Class I

American Century VP Mid Cap Value - Class I**

American Funds Insurance Series®:

American Funds Capital Income Builder® - Class 2**

American Funds Global Growth Fund - Class 2

American Funds Global Small Capitalization Fund - Class 2

American Funds Growth Fund - Class 2

American Funds Growth-Income Fund - Class 2

American Funds High-Income Trust - Class 2

American Funds International Fund - Class 2

American Funds The Bond Fund of America - Class 2**

American Funds U.S. Government Securities Fund - Class 2

BlackRock Variable Series Funds, Inc.:

BlackRock Equity Dividend V.I. Fund - Class I

BlackRock Global Allocation V.I. Fund - Class I

BlackRock Variable Series Funds II, Inc.:

BlackRock High Yield V.I. Fund - Class I

Delaware VIP® Trust:

Delaware Ivy VIP Asset Strategy Portfolio - Class II**

Delaware VIP® Emerging Markets Series - Standard Class

Delaware VIP® Small Cap Value Series - Standard Class

Deutsche DWS Investments VIT Funds:

DWS Equity 500 Index VIP Portfolio - Class A

DWS Small Cap Index VIP Portfolio - Class A

Deutsche DWS Variable Series II:

DWS Alternative Asset Allocation VIP Portfolio - Class A**

Eaton Vance Variable Trust:

Eaton Vance VT Floating-Rate Income Fund - Initial Class**

Fidelity® Variable Insurance Products:

Fidelity® VIP Asset Manager Portfolio - Service Class

Fidelity® VIP Contrafund® Portfolio - Service Class

Fidelity® VIP Equity-Income Portfolio - Service Class**

Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class

Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class**

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class

Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class**

Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class

Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class**

Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class

Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class**

Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class**

Fidelity® VIP Freedom Income Portfolio(SM) - Service Class

Fidelity® VIP Growth Portfolio - Service Class**

Fidelity® VIP Investment Grade Bond Portfolio - Service Class

Fidelity® VIP Mid Cap Portfolio - Service Class

Fidelity® VIP Overseas Portfolio - Service Class

Fidelity® VIP Real Estate Portfolio - Service Class**

Franklin Templeton Variable Insurance Products Trust:

Franklin Income VIP Fund - Class 1**

Franklin Mutual Shares VIP Fund - Class 1

Franklin Rising Dividends VIP Fund - Class 1**

Franklin Small Cap Value VIP Fund - Class 2**

Franklin Small-Mid Cap Growth VIP Fund - Class 1**

Franklin U.S. Government Securities VIP Fund - Class 1**

Templeton Global Bond VIP Fund - Class 1

Templeton Growth VIP Fund - Class 1

Goldman Sachs Variable Insurance Trust:

Goldman Sachs VIT Mid Cap Value Fund - Service Shares**

Goldman Sachs VIT Trend Driven Allocation Fund - Service Shares**

Janus Aspen Series:

Janus Henderson Balanced Portfolio - Service Shares

Janus Henderson Enterprise Portfolio - Service Shares**

Janus Henderson Flexible Bond Portfolio - Service Shares**

Janus Henderson Global Research Portfolio - Service Shares**

JPMorgan Insurance Trust:

JPMorgan Insurance Trust Core Bond Portfolio - Class 1**

JPMorgan Insurance Trust Global Allocation
Portfolio - Class 1**

JPMorgan Insurance Trust Income Builder Portfolio - Class 1**

JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1**

Legg Mason Partners Variable Equity Trust:

ClearBridge Variable Aggressive Growth Portfolio - Class I**

ClearBridge Variable Mid Cap Portfolio - Class I**

ClearBridge Variable Small Cap Growth Portfolio - Class I

Lincoln Variable Insurance Products Trust*:

LVIP Baron Growth Opportunities Fund - Service Class

LVIP Baron Growth Opportunities Fund - Standard Class

LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class

LVIP BlackRock Global Real Estate Fund - Standard Class**

LVIP BlackRock Inflation Protected Bond Fund - Standard Class**

LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class

LVIP Blended Mid Cap Managed Volatility Fund - Standard Class**

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class**

LVIP Delaware Bond Fund - Standard Class

LVIP Delaware Diversified Floating Rate Fund - Standard Class**

LVIP Delaware Diversified Income Fund - Standard Class

LVIP Delaware High Yield Fund - Standard Class

LVIP Delaware Limited-Term Diversified Income
Fund - Standard Class

LVIP Delaware Mid Cap Value Fund - Standard Class

LVIP Delaware REIT Fund - Standard Class

LVIP Delaware SMID Cap Core Fund - Standard Class**

LVIP Delaware Social Awareness Fund - Standard Class

LVIP Delaware U.S. Growth Fund - Standard Class

LVIP Delaware Value Fund - Standard Class

LVIP Delaware Wealth Builder Fund - Standard Class

LVIP Dimensional International Equity Managed Volatility Fund - Standard Class**

LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class

LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class**

LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class**

LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class**

LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class**

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

LVIP Global Conservative Allocation Managed Risk Fund - Standard Class

LVIP Global Growth Allocation Managed Risk Fund - Standard Class

LVIP Global Income Fund - Standard Class**

LVIP Global Moderate Allocation Managed Risk
Fund - Standard Class

LVIP Government Money Market Fund - Standard Class

LVIP JPMorgan High Yield Fund - Standard Class

LVIP JPMorgan Retirement Income Fund - Standard Class**

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class**

LVIP Loomis Sayles Global Growth Fund - Standard Class**

LVIP MFS International Growth Fund - Standard Class**

LVIP MFS Value Fund - Standard Class

LVIP Mondrian International Value Fund - Standard Class

LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class**

LVIP PIMCO Low Duration Bond Fund - Standard Class**

LVIP SSGA Bond Index Fund - Standard Class

LVIP SSGA Conservative Index Allocation Fund - Standard Class**

LVIP SSGA Conservative Structured Allocation Fund - Standard Class**

LVIP SSGA Developed International 150 Fund - Standard Class**

LVIP SSGA Emerging Markets 100 Fund - Standard Class**

LVIP SSGA Emerging Markets Equity Index Fund - Standard Class**

LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class**

LVIP SSGA International Index Fund - Standard Class

LVIP SSGA International Managed Volatility Fund - Standard Class**

LVIP SSGA Large Cap 100 Fund - Standard Class**

LVIP SSGA Mid-Cap Index Fund - Standard Class

LVIP SSGA Moderate Index Allocation Fund - Standard Class**

LVIP SSGA Moderate Structured Allocation Fund - Standard Class**

LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class**

LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class**

LVIP SSGA S&P 500 Index Fund - Standard Class

LVIP SSGA Short-Term Bond Index Fund - Standard Class**

LVIP SSGA Small-Cap Index Fund - Standard Class

LVIP SSGA Small-Mid Cap 200 Fund - Standard Class**

LVIP T. Rowe Price 2010 Fund - Standard Class**

LVIP T. Rowe Price 2020 Fund - Standard Class**

LVIP T. Rowe Price 2030 Fund - Standard Class**

LVIP T. Rowe Price 2040 Fund - Standard Class**

LVIP T. Rowe Price 2050 Fund - Standard Class**

LVIP T. Rowe Price 2060 Fund - Standard Class**

LVIP T. Rowe Price Growth Stock Fund - Standard Class

LVIP T. Rowe Price Structured Mid-Cap Growth
Fund - Standard Class

LVIP U.S. Growth Allocation Managed Risk Fund -
Standard Class**

LVIP Vanguard Bond Allocation Fund - Standard Class**

LVIP Vanguard Domestic Equity ETF Fund - Standard Class**

LVIP Vanguard International Equity ETF Fund - Standard Class**

LVIP Wellington Capital Growth Fund - Standard Class**

LVIP Wellington SMID Cap Value Fund - Standard Class**

LVIP Western Asset Core Bond Fund - Standard Class**

M Fund, Inc.:

M Capital Appreciation Fund**

M International Equity Fund**

M Large Cap Growth Fund**

M Large Cap Value Fund**

MFS® Variable Insurance Trust:

MFS® VIT Growth Series - Initial Class**

MFS® VIT Mid Cap Growth Series - Initial Class**

MFS® VIT New Discovery Series - Initial Class**

MFS® VIT Total Return Bond Series - Initial Class**

MFS® VIT Total Return Series - Initial Class

MFS® VIT Utilities Series - Initial Class

MFS® Variable Insurance Trust II:

MFS® VIT II Core Equity Portfolio - Initial Class**

MFS® VIT II Technology Portfolio - Initial Class**

MFS® Variable Insurance Trust III:

MFS® VIT III Mid Cap Value Portfolio - Initial Class**

Neuberger Berman Advisers Management Trust:

Neuberger Berman AMT Mid Cap Growth Portfolio - I Class

Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class

Northern Lights Variable Trust:

TOPS® Aggressive Growth ETF Portfolio - Class 2 Shares**

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

TOPS® Balanced ETF Portfolio - Class 2 Shares**

TOPS® Conservative ETF Portfolio - Class 2 Shares**

TOPS® Growth ETF Portfolio - Class 2 Shares**

TOPS® Moderate Growth ETF Portfolio - Class 2 Shares**

PIMCO Variable Insurance Trust:

PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class**

PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) - Administrative Class**

PIMCO VIT Real Return Portfolio - Administrative Class

PIMCO VIT Total Return Portfolio - Administrative Class**

Putnam Variable Trust:

Putnam VT Multi-Asset Absolute Return Fund - Class IA**

T. Rowe Price Equity Series, Inc.:

T. Rowe Price Equity Income Portfolio**

*  Denotes an affiliate of the Company

**  Available fund with no money invested at December 31, 2021

Each subaccount invests in shares of a single underlying Fund. The investment performance of each subaccount will reflect the investment performance of the underlying Fund less separate account expenses. There is no assurance that the investment objective of any underlying Fund will be met. A Fund calculates a daily net asset value per share ("NAV") which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holders' investments in the Funds and the amounts reported in the financial statements. The contract holder assumes all of the investment performance risk for the subaccounts selected.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2021. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments. There are no redemption restrictions on investments in the Funds.

Investments for which the fair value is measured at NAV using the practical expedient (investments in investees measured at NAV) are excluded from the fair value hierarchy. Accordingly, the Variable Account's investments in the Funds have not been classified in the fair value hierarchy.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

ASC 946-10-15, "Financial Services - Investment Companies (Topic 946) - Scope and Scope Exceptions" provides accounting guidance for assessing whether an entity is an investment company. This guidance evaluates the entity's purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore applies the accounting requirements of ASC 946.

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

Investment Fund Changes: During 2020, the following funds became available as investment options for account contract owners.

LVIP T. Rowe Price 2060 Fund - Standard Class	LVIP Western Asset Core Bond Fund - Standard Class
TOPS® Aggressive Growth ETF Portfolio - Class 2 Shares
TOPS® Balanced ETF Portfolio - Class 2 Shares
TOPS® Conservative ETF Portfolio - Class 2 Shares
TOPS® Growth ETF Portfolio - Class 2 Shares
TOPS® Moderate Growth ETF Portfolio - Class 2 Shares

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Also during 2020, the following funds changed their names:

Previous Fund Name	New Fund Name
American Century VP Income & Growth Fund - Class I	American Century VP Disciplined Core Value Fund - Class I
LVIP Delaware Special Opportunities Fund - Standard Class	LVIP Delaware Mid Cap Value Fund - Standard Class

During 2021, the following funds changed their names:

Previous Fund Name	New Fund Name
American Funds High-Income Bond Fund - Class 2	American Funds High-Income Trust - Class 2
American Funds Bond Fund - Class 2	American Funds The Bond Fund of America - Class 2
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2	American Funds U.S. Government Securities Fund - Class 2
Goldman Sachs VIT Global Trends Allocation Fund - Service Shares	Goldman Sachs VIT Trend Driven Allocation Fund - Service Shares
Invesco Oppenheimer V.I. Main Street Small Cap Fund® - Series I Shares	Invesco V.I. Main Street Small Cap Fund®- Series I Shares
LVIP ClearBridge QS Select Large Cap Managed Volatility	LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	Fund - Standard Class
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	LVIP Vanguard Bond Allocation Fund - Standard Class
LVIP Wellington Mid-Cap Value Fund - Standard Class	LVIP Wellington SMID Cap Value Fund - Standard Class

Also during 2021, the Wells Fargo Variable Trust was renamed Allspring Variable Trust. The following fund changed its name:

Previous Fund Name	Fund
Wells Fargo VT Discovery Fund - Class 2	Allspring VT Discovery Fund - Class 2

Also during 2021, the Delaware VIP® Trust assumed the assets and liabilities of the Ivy Variable Insurance Portfolios. The following fund was affected:

Predecessor Fund	Fund
Ivy VIP Asset Strategy Portfolio - Class II	Delaware Ivy VIP Asset Strategy Portfolio - Class II

Also during 2021, the Lincoln Variable Insurance Products Trust assumed the assets and liabilities of the Delaware VIP® Trust. The following funds were affected:

Fund Acquired	Acquiring Fund
Delaware VIP® Diversified Income Series - Standard Class	LVIP Delaware Diversified Income Fund - Standard Class
Delaware VIP® High Yield Series - Standard Class	LVIP Delaware High Yield Fund - Standard Class
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	LVIP Delaware Limited-Term Diversified Income Fund - Standard Class
Delaware VIP® REIT Series - Standard Class	LVIP Delaware REIT Fund - Standard Class
Delaware VIP® Smid Cap Core Series - Standard Class	LVIP Delaware SMID Cap Core Fund - Standard Class
Delaware VIP® U.S. Growth Series - Standard Class	LVIP Delaware U.S. Growth Fund - Standard Class
Delaware VIP® Value Series - Standard Class	LVIP Delaware Value Fund - Standard Class

COVID-19 Risk: The novel coronavirus (COVID-19), which was first detected in 2020, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings and disruptions to supply chains and customer activity. This pandemic risk could have a significant adverse impact on subaccount investments.

2. Mortality and Expense Guarantees and Other Transactions with Affiliates

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported on the statement of operations. For the Lincoln Corporate Commitment VUL product and the Lincoln Corporate Variable 5 product, the mortality and expense guarantees are deducted as a monthly contract charge rather than a daily reduction of current value of the Variable Account. The rates are as follows:

•  Lincoln CVUL Series III at a daily rate of .0002740% to .0019178% (.10% to .70% on an annual basis)

•  Lincoln Corporate Commitment VUL at a daily rate
of .0002740% to .0008219% (.10% to .30% on an annual basis)

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

2. Mortality and Expense Guarantees and Other Transactions with Affiliates (continued)

•  Lincoln Corporate Variable 4 at a daily rate
of .0002740% to .0019178% (.10% to .70% on an annual basis)

•  Lincoln Corporate Variable 5 at a daily rate
of .0002740% to .0010959% (.10% to .40% on an annual basis)

For the Lincoln Corporate Commitment VUL and Lincoln Corporate Variable 5 products, the mortality and expense guarantees deducted as a monthly charge amounted to $23,074 and $47,347 for the years ended December 31, 2021 and 2020, respectively.

The Company deducts a premium load, based on product, to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. Refer to the product prospectuses for the applicable rate. The premium loads for the years ended December 31, 2021 and 2020, amounted to $1,638 and $3,145, respectively.

The Company assumes responsibility for providing the
insurance benefits included in the policy. The Company charges a monthly deduction of the cost of insurance and any charges for supplemental riders. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. The monthly deduction also includes a monthly administrative fee of $6 currently, guaranteed not to exceed $10 per month during all policy years. This charge is for items such as premium billing and collection, policy value calculation, confirmations and periodic reports. On a monthly basis, the administrative fee and the cost of insurance charge are deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of the Company and is not included in these financial statements. The administrative charges for the years ended December 31, 2021 and 2020, amounted to $6,979 and $7,582, respectively. The cost of insurance charges for the years ended December 31, 2021 and 2020, amounted to $373,049 and $572,209, respectively.

Under certain circumstances, the Company reserves the right to charge a transfer fee of up to $25 for transfers between variable subaccounts. For the years ended December 31, 2021 and 2020, no transfer fees were deducted from the variable subaccounts.

Premium load, cost of insurance, administrative and transfer fees are included within Net unit transactions on the Statements of Changes in Net Assets.

3. Financial Highlights

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2021, follows:

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
AB VPS Global Thematic Growth Portfolio - Class A
	2021		0.20%	0.20%	$27.63	$27.63	10,099	$279,048	22.62%	22.62%	0.00%
	2020		0.20%	0.20%	22.53	22.53	10,316	232,461	39.13%	39.13%	0.60%
	2019		0.20%	0.20%	16.20	16.20	6,038	97,782	29.90%	29.90%	0.42%
	2018		0.20%	0.20%	12.47	12.47	7,627	95,089	-9.98%	-9.98%	0.00%
	2017		0.20%	0.20%	13.85	13.85	12,196	168,911	36.39%	36.39%	0.46%
AB VPS Growth and Income Portfolio - Class A
	2021		0.20%	0.20%	21.67	21.67	20,987	454,748	27.90%	27.90%	0.83%
	2020		0.20%	0.20%	16.94	16.94	21,506	364,341	2.52%	2.52%	1.55%
	2019		0.20%	0.20%	16.53	16.53	21,149	349,506	23.67%	23.67%	1.26%
	2018		0.20%	0.20%	13.36	13.36	18,205	243,284	-5.80%	-5.80%	1.18%
	2017		0.20%	0.20%	14.19	14.19	10,060	142,704	18.69%	18.69%	1.45%
AB VPS International Value Portfolio - Class A
	2021		0.20%	0.20%	11.65	11.65	2,492	29,040	10.86%	10.86%	2.04%
	2020		0.20%	0.20%	10.51	10.51	2,555	26,858	2.26%	2.26%	1.92%
	2019		0.20%	0.20%	10.28	10.28	3,011	30,955	16.90%	16.90%	1.05%
	2018		0.20%	0.20%	8.79	8.79	3,356	29,511	-22.94%	-22.94%	1.38%
	2017		0.20%	0.20%	11.41	11.41	3,455	39,427	25.17%	25.17%	2.24%

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
AB VPS Small/Mid Cap Value Portfolio - Class A
	2021		0.20%	0.20%	$19.45	$19.45	408	$7,945	35.67%	35.67%	0.78%
	2020		0.20%	0.20%	14.34	14.34	422	6,046	3.16%	3.16%	1.16%
	2019		0.00%	0.20%	13.90	31.05	5,019	146,901	19.84%	20.10%	0.52%
	2018		0.00%	0.20%	11.60	25.86	6,932	173,967	-15.20%	-15.03%	0.47%
	2017		0.00%	0.20%	13.67	30.43	6,453	191,061	12.92%	13.16%	0.42%
American Century VP Disciplined Core Value Fund - Class I
	2021		0.20%	0.20%	21.49	21.49	677	14,553	23.40%	23.40%	1.08%
	2020		0.20%	0.20%	17.42	17.42	693	12,064	11.59%	11.59%	1.33%
	2019		0.20%	0.20%	15.61	15.61	2,320	36,224	23.70%	23.70%	2.05%
	2018		0.20%	0.20%	12.62	12.62	2,725	34,386	-7.05%	-7.05%	1.90%
	2017		0.20%	0.20%	13.58	13.58	3,021	41,024	20.25%	20.25%	2.42%
American Century VP Inflation Protection Fund - Class II
	2021		0.20%	0.20%	12.69	12.69	3,043	38,606	6.06%	6.06%	3.14%
	2020		0.20%	0.20%	11.96	11.96	3,130	37,444	9.34%	9.34%	1.35%
	2019		0.20%	0.20%	10.94	10.94	4,202	45,973	8.69%	8.69%	1.57%
	2018		0.20%	0.20%	10.07	10.07	9	86	-3.01%	-3.01%	2.42%
	2017		0.20%	0.20%	10.38	10.38	43	447	3.47%	3.47%	1.55%
American Century VP International Fund - Class I
	2021		0.20%	0.20%	17.11	17.11	6,566	112,318	8.53%	8.53%	0.16%
	2020		0.20%	0.20%	15.76	15.76	6,741	106,255	25.63%	25.63%	0.49%
	2019		0.20%	0.20%	12.55	12.55	5,634	70,688	28.16%	28.16%	0.41%
	2018		0.20%	0.20%	9.79	9.79	2,941	28,795	-15.39%	-15.39%	2.08%
	2017		0.20%	0.20%	11.57	11.57	7,660	88,643	30.95%	30.95%	0.60%
American Funds Global Growth Fund - Class 2
	2021		0.20%	0.20%	26.41	26.41	7,741	204,441	16.19%	16.19%	0.33%
	2020		0.20%	0.20%	22.73	22.73	7,932	180,295	30.20%	30.20%	0.25%
	2019		0.00%	0.20%	17.46	36.93	14,200	410,097	35.01%	35.28%	1.14%
	2018		0.00%	0.20%	12.93	27.30	16,027	352,148	-9.22%	-9.04%	0.68%
	2017		0.00%	0.20%	14.25	30.01	15,685	403,932	31.21%	31.47%	0.86%
American Funds Global Small Capitalization Fund - Class 2
	2021		0.00%	0.20%	20.18	39.23	6,215	233,059	6.52%	6.74%	0.00%
	2020		0.00%	0.20%	18.94	36.75	8,343	296,345	29.46%	29.72%	0.15%
	2019		0.00%	0.20%	14.63	28.33	16,181	405,854	31.25%	31.52%	0.17%
	2018		0.00%	0.20%	11.15	21.54	12,750	254,355	-10.73%	-10.55%	0.09%
	2017		0.00%	0.20%	12.49	24.08	11,856	262,814	25.64%	25.89%	0.42%
American Funds Growth Fund - Class 2
	2021		0.00%	0.20%	37.44	70.54	11,873	485,440	21.74%	21.99%	0.22%
	2020		0.00%	0.20%	30.76	57.82	12,169	408,154	51.77%	52.08%	0.30%
	2019		0.00%	0.20%	20.26	38.02	7,886	180,872	30.51%	30.77%	0.57%
	2018		0.00%	0.20%	15.53	29.07	22,004	398,250	-0.45%	-0.25%	0.49%
	2017		0.00%	0.20%	15.60	29.15	14,726	281,956	28.03%	28.29%	0.56%
American Funds Growth-Income Fund - Class 2
	2021		0.20%	0.20%	24.94	24.94	228	5,690	23.89%	23.89%	1.14%
	2020	3/10/20	0.20%	0.20%	20.13	20.13	232	4,678	28.82%	28.82%	1.35%
	2019		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.14%
	2018		0.00%	0.20%	14.10	26.14	10,344	158,583	-1.98%	-1.79%	1.69%
	2017		0.00%	0.20%	14.39	26.61	2,917	57,981	22.14%	22.38%	0.32%
American Funds High-Income Trust - Class 2
	2021		0.20%	0.20%	14.31	14.31	373	5,341	8.20%	8.20%	4.27%
	2020		0.20%	0.20%	13.23	13.23	382	5,051	7.73%	7.73%	3.83%
	2019		0.20%	0.20%	12.28	12.28	2,451	30,102	12.33%	12.33%	3.70%
	2018		0.00%	0.20%	10.93	19.45	7,218	82,891	-2.54%	-2.34%	5.80%
	2017		0.00%	0.20%	11.22	19.91	9,798	116,511	6.67%	6.89%	6.66%
American Funds International Fund - Class 2
	2021		0.00%	0.35%	14.50	25.98	28,554	580,238	-1.84%	-1.49%	2.49%
	2020		0.00%	0.35%	14.75	26.37	49,873	1,066,696	13.57%	13.97%	0.50%
	2019		0.00%	0.35%	12.97	23.14	76,382	1,567,704	22.45%	22.88%	1.76%
	2018		0.00%	0.35%	10.58	18.83	31,046	555,596	-13.44%	-13.13%	1.85%
	2017		0.00%	0.35%	12.20	21.68	28,998	573,073	31.68%	32.14%	1.08%

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds U.S. Government Securities Fund - Class 2
	2021		0.20%	0.20%	$12.10	$12.10	3,421	$41,389	-0.82%	-0.82%	1.29%
	2020		0.20%	0.20%	12.20	12.20	3,494	42,621	9.56%	9.56%	1.82%
	2019		0.20%	0.20%	11.13	11.13	275	3,057	5.05%	5.05%	2.03%
	2018		0.20%	0.20%	10.60	10.60	276	2,923	0.48%	0.48%	0.17%
	2017		0.20%	0.20%	10.55	10.55	7,674	80,942	1.39%	1.39%	0.56%
BlackRock Equity Dividend V.I. Fund - Class I
	2021		0.35%	0.35%	23.90	23.90	3,662	87,534	20.12%	20.12%	1.54%
	2020		0.35%	0.35%	19.90	19.90	3,753	74,673	3.55%	3.55%	2.21%
	2019		0.35%	0.35%	19.22	19.22	3,819	73,379	27.26%	27.26%	2.08%
	2018		0.35%	0.35%	15.10	15.10	3,884	58,639	-7.49%	-7.49%	1.98%
	2017	9/19/17	0.35%	0.35%	16.32	16.32	3,947	64,418	6.59%	6.59%	0.84%
BlackRock Global Allocation V.I. Fund - Class I
	2021		0.00%	0.20%	21.36	26.70	2,164	49,032	6.46%	6.67%	0.94%
	2020		0.00%	0.20%	20.06	25.03	2,150	45,388	20.77%	21.01%	1.39%
	2019		0.00%	0.20%	16.61	20.68	1,948	33,554	17.75%	17.99%	1.13%
	2018		0.00%	0.20%	14.11	17.53	2,758	39,753	-7.52%	-7.34%	1.01%
	2017		0.00%	0.20%	15.26	18.92	2,604	39,932	13.63%	13.86%	1.30%
BlackRock High Yield V.I. Fund - Class I
	2021		0.00%	0.00%	12.61	12.61	12,215	154,019	5.32%	5.32%	4.48%
	2020		0.00%	0.00%	11.97	11.97	17,728	212,233	7.29%	7.29%	5.28%
	2019	6/20/19	0.00%	0.00%	11.16	11.16	15,873	177,112	4.89%	4.89%	2.89%
ClearBridge Variable Small Cap Growth Portfolio - Class I
	2021		0.20%	0.20%	28.88	28.88	2,129	61,489	12.38%	12.38%	0.00%
	2020		0.20%	0.20%	25.70	25.70	2,698	69,336	42.97%	42.97%	0.00%
	2019	2/27/19	0.20%	0.20%	17.97	17.97	2,747	49,374	8.25%	8.25%	0.00%
Delaware VIP® Emerging Markets Series - Standard Class
	2021		0.00%	0.20%	14.87	30.36	18,508	358,029	-3.03%	-2.84%	0.36%
	2020		0.00%	0.20%	15.34	31.24	20,410	407,186	24.83%	25.09%	0.84%
	2019		0.00%	0.20%	12.29	24.98	27,913	428,953	22.38%	22.63%	0.72%
	2018		0.00%	0.20%	10.04	20.37	7,366	84,414	-15.98%	-15.78%	3.18%
	2017		0.00%	0.20%	11.95	24.18	8,083	107,274	40.27%	40.55%	0.60%
Delaware VIP® Small Cap Value Series - Standard Class
	2021		0.00%	0.20%	19.35	41.71	15,812	340,809	34.15%	34.42%	0.82%
	2020		0.00%	0.20%	14.43	31.03	15,979	252,442	-2.10%	-1.90%	1.41%
	2019		0.00%	0.20%	14.73	31.64	11,573	191,102	27.88%	28.14%	0.86%
	2018		0.00%	0.20%	11.52	24.69	5,015	78,237	-16.89%	-16.73%	0.82%
	2017		0.00%	0.20%	13.86	29.65	4,958	92,054	11.83%	12.05%	1.65%
DWS Equity 500 Index VIP Portfolio - Class A
	2021		0.20%	0.35%	27.50	46.64	28,683	859,823	27.95%	28.14%	1.43%
	2020		0.20%	0.35%	21.46	36.40	29,381	687,819	17.68%	17.86%	1.80%
	2019		0.20%	0.35%	18.21	30.88	26,674	534,934	30.73%	30.93%	2.32%
	2018		0.20%	0.35%	13.91	23.59	49,517	735,516	-4.98%	-4.84%	1.51%
	2017		0.20%	0.35%	14.62	24.79	41,203	652,496	21.11%	21.29%	1.84%
DWS Small Cap Index VIP Portfolio - Class A
	2021		0.20%	0.35%	20.54	34.58	8,231	198,131	14.10%	14.27%	0.83%
	2020		0.20%	0.35%	17.97	30.30	8,499	178,918	19.01%	19.19%	1.15%
	2019		0.20%	0.35%	15.08	25.46	6,639	122,534	24.79%	24.95%	0.81%
	2018		0.20%	0.35%	12.07	20.41	2,696	50,839	-11.54%	-11.40%	0.94%
	2017		0.20%	0.35%	13.62	23.07	2,738	58,365	13.93%	14.10%	0.94%
Fidelity® VIP Asset Manager Portfolio - Service Class
	2021		0.20%	0.20%	16.31	16.31	10,307	168,092	9.58%	9.58%	1.49%
	2020		0.20%	0.20%	14.88	14.88	10,557	157,112	14.51%	14.51%	1.45%
	2019		0.20%	0.20%	13.00	13.00	13,491	175,334	17.92%	17.92%	2.63%
	2018		0.20%	0.20%	11.02	11.02	13,373	147,384	-5.63%	-5.63%	1.82%
	2017		0.20%	0.20%	11.68	11.68	9,196	107,400	13.71%	13.71%	0.95%

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Fidelity® VIP Contrafund® Portfolio - Service Class
	2021		0.20%	0.20%	$28.35	$28.35	10,337	$293,038	27.45%	27.45%	0.05%
	2020		0.20%	0.20%	22.24	22.24	10,690	237,768	30.17%	30.17%	0.14%
	2019		0.00%	0.20%	17.09	33.94	19,510	524,602	31.19%	31.45%	0.35%
	2018		0.00%	0.20%	13.03	25.82	14,251	263,723	-6.67%	-6.49%	0.66%
	2017		0.00%	0.20%	13.96	27.61	8,289	142,332	21.52%	21.76%	0.63%
Fidelity® VIP Equity-Income Portfolio - Service Class
	2017		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.12%
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class
	2021	3/17/21	0.00%	0.00%	19.78	19.78	843	16,677	7.21%	7.21%	1.16%
	2020		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.01%
	2019		0.00%	0.00%	15.72	15.72	21,208	333,489	20.01%	20.01%	2.85%
	2018		0.00%	0.00%	13.10	13.10	12,070	158,148	-5.98%	-5.98%	3.26%
	2017		0.00%	0.00%	13.94	13.94	1,779	24,786	16.47%	16.47%	1.47%
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class
	2021		0.00%	0.00%	22.51	22.51	13,682	308,038	12.24%	12.24%	1.02%
	2020		0.00%	0.00%	20.06	20.06	13,924	279,307	16.76%	16.76%	1.34%
	2019		0.00%	0.00%	17.18	17.18	7,406	127,226	24.37%	24.37%	2.12%
	2018		0.00%	0.00%	13.81	13.81	5,543	76,566	-7.88%	-7.88%	1.33%
	2017		0.00%	0.00%	15.00	15.00	5,854	87,787	20.82%	20.82%	1.79%
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class
	2021		0.00%	0.00%	25.32	25.32	3,138	79,462	17.68%	17.68%	1.00%
	2020		0.00%	0.00%	21.52	21.52	2,483	53,422	19.16%	19.16%	1.22%
	2019		0.00%	0.00%	18.06	18.06	808	14,589	28.39%	28.39%	1.80%
	2018		0.00%	0.00%	14.06	14.06	1,052	14,801	-9.94%	-9.94%	1.09%
	2017		0.00%	0.00%	15.62	15.62	929	14,510	23.42%	23.42%	1.25%
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class
	2021		0.00%	0.00%	25.42	25.42	5,558	141,266	17.73%	17.73%	0.92%
	2020		0.00%	0.00%	21.59	21.59	3,648	78,759	19.17%	19.17%	0.75%
	2019		0.00%	0.00%	18.12	18.12	894	16,201	28.39%	28.39%	0.54%
	2018		0.00%	0.00%	14.11	14.11	2,285	32,239	-10.03%	-10.03%	1.21%
	2017		0.00%	0.00%	15.68	15.68	1,379	21,631	23.46%	23.46%	1.73%
Fidelity® VIP Freedom Income Portfolio(SM) - Service Class
	2021		0.00%	0.00%	14.93	14.93	18,076	269,779	3.17%	3.17%	0.99%
	2020		0.00%	0.00%	14.47	14.47	17,991	260,277	10.38%	10.38%	1.16%
	2019		0.00%	0.00%	13.11	13.11	34,260	449,030	11.87%	11.87%	2.68%
	2018		0.00%	0.00%	11.72	11.72	26,698	312,785	-2.12%	-2.12%	1.62%
	2017		0.00%	0.00%	11.97	11.97	31,341	375,120	8.49%	8.49%	1.48%
Fidelity® VIP Growth Portfolio - Service Class
	2020		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.06%
	2019		0.00%	0.00%	39.69	39.69	4,088	162,221	34.18%	34.18%	0.16%
	2018		0.00%	0.00%	29.58	29.58	5,602	165,679	-0.27%	-0.27%	0.14%
	2017		0.00%	0.00%	29.66	29.66	5,859	173,758	35.00%	35.00%	0.12%
Fidelity® VIP Investment Grade Bond Portfolio - Service Class
	2021		0.20%	0.35%	12.77	12.93	40,385	521,309	-1.07%	-0.92%	2.03%
	2020		0.20%	0.35%	12.90	13.05	38,362	499,851	8.87%	9.04%	2.08%
	2019		0.20%	0.35%	11.85	11.85	45,411	542,904	9.20%	9.20%	3.41%
	2018		0.35%	0.35%	10.85	10.85	6,139	66,632	-0.98%	-0.98%	2.42%
	2017	9/19/17	0.35%	0.35%	10.96	10.96	6,239	68,387	0.15%	0.15%	1.96%
Fidelity® VIP Mid Cap Portfolio - Service Class
	2021		0.00%	0.20%	21.08	45.70	1,836	66,125	25.25%	25.51%	0.53%
	2020		0.00%	0.20%	16.81	36.41	1,848	52,666	17.80%	18.04%	0.56%
	2019		0.00%	0.20%	14.26	30.85	1,822	41,955	23.10%	23.35%	0.58%
	2018		0.00%	0.20%	11.58	25.01	4,328	86,513	-14.81%	-14.64%	0.51%
	2017		0.00%	0.20%	13.59	29.30	7,590	150,627	20.46%	20.70%	0.60%

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Fidelity® VIP Overseas Portfolio - Service Class
	2021		0.20%	0.20%	$17.59	$17.59	1,087	$19,122	19.34%	19.34%	0.45%
	2020		0.20%	0.20%	14.74	14.74	1,111	16,385	15.26%	15.26%	0.37%
	2019		0.00%	0.20%	12.79	20.26	2,321	37,919	27.41%	27.67%	1.69%
	2018		0.00%	0.20%	10.04	15.87	2,445	31,709	-15.05%	-14.88%	1.36%
	2017		0.00%	0.20%	11.82	18.65	2,649	41,043	29.84%	30.10%	0.44%
Franklin Mutual Shares VIP Fund - Class 1
	2021		0.00%	0.20%	25.17	25.30	1,980	49,898	19.28%	19.52%	3.14%
	2020		0.00%	0.20%	21.10	21.17	1,955	41,272	-5.04%	-4.85%	3.29%
	2019		0.00%	0.20%	22.22	22.24	1,721	38,236	22.68%	22.92%	1.66%
	2018		0.00%	0.20%	18.10	18.11	2,516	45,569	-9.04%	-8.85%	2.75%
	2017		0.00%	0.20%	19.85	19.91	2,381	47,402	8.42%	8.64%	2.41%
Franklin Small-Mid Cap Growth VIP Fund - Class 1
	2017		0.20%	0.20%	12.83	12.83	468	5,999	21.50%	21.50%	0.00%
Goldman Sachs VIT Trend Driven Allocation Fund - Service Shares
	2018		0.20%	0.20%	10.95	10.95	344,813	3,775,737	-4.53%	-4.53%	1.49%
	2017		0.20%	0.20%	11.47	11.47	149,608	1,715,910	12.88%	12.88%	0.29%
Janus Henderson Balanced Portfolio - Service Shares
	2021		0.35%	0.35%	29.73	29.73	28,221	838,998	16.50%	16.50%	0.67%
	2020		0.35%	0.35%	25.52	25.52	28,530	728,058	13.63%	13.63%	1.51%
	2019		0.35%	0.35%	22.46	22.46	28,895	648,927	21.85%	21.85%	1.65%
	2018		0.35%	0.35%	18.43	18.43	29,294	539,925	0.08%	0.08%	1.79%
	2017		0.35%	0.35%	18.42	18.42	29,700	546,963	17.72%	17.72%	1.39%
Janus Henderson Flexible Bond Portfolio - Service Shares
	2017		0.20%	0.20%	10.58	10.58	134	1,417	3.10%	3.10%	2.47%
LVIP Baron Growth Opportunities Fund - Service Class
	2021		0.20%	0.20%	27.84	27.84	5,570	155,091	18.48%	18.48%	0.00%
	2020		0.20%	0.20%	23.50	23.50	5,698	133,897	33.81%	33.81%	0.00%
	2019		0.20%	0.20%	17.56	17.56	2,980	52,331	36.11%	36.11%	0.00%
	2018		0.00%	0.20%	12.90	28.88	3,555	49,036	-4.12%	-3.93%	0.00%
	2017		0.00%	0.20%	13.46	30.06	2,519	36,389	26.98%	27.24%	0.00%
LVIP Baron Growth Opportunities Fund - Standard Class
	2021		0.20%	0.20%	28.37	28.37	3,652	103,612	18.78%	18.78%	0.00%
	2020		0.20%	0.20%	23.88	23.88	3,743	89,390	34.14%	34.14%	0.00%
	2019		0.20%	0.20%	17.81	17.81	7,114	126,670	36.45%	36.45%	0.00%
	2018		0.20%	0.20%	13.05	13.05	5,209	67,978	-3.89%	-3.89%	0.00%
	2017		0.20%	0.20%	13.58	13.58	3,893	52,851	27.30%	27.30%	0.00%
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class
	2021		0.20%	0.20%	16.86	16.86	771	13,004	22.82%	22.82%	2.09%
	2020		0.20%	0.20%	13.73	13.73	789	10,835	0.92%	0.92%	1.88%
	2019		0.20%	0.20%	13.60	13.60	982	13,352	18.35%	18.35%	0.77%
	2018		0.20%	0.20%	11.49	11.49	4,369	50,218	-8.09%	-8.09%	2.26%
	2017		0.20%	0.20%	12.51	12.51	5,276	65,975	16.19%	16.19%	0.67%
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class
	2021		0.20%	0.20%	24.19	24.19	754	18,225	30.58%	30.58%	0.00%
	2020		0.20%	0.20%	18.52	18.52	771	14,275	23.56%	23.56%	0.10%
	2019		0.00%	0.20%	14.99	25.92	1,259	24,082	19.69%	19.93%	0.31%
	2018		0.00%	0.20%	12.53	21.61	3,362	45,885	-4.51%	-4.31%	0.65%
	2017		0.00%	0.20%	13.12	22.59	7,592	101,912	25.88%	26.13%	1.13%
LVIP Delaware Bond Fund - Standard Class
	2021		0.00%	0.40%	12.64	24.45	82,511	1,423,060	-2.19%	-1.80%	2.09%
	2020		0.00%	0.40%	12.89	25.00	84,680	1,492,560	9.43%	9.87%	1.72%
	2019		0.00%	0.40%	11.76	22.85	114,915	1,902,149	8.77%	9.21%	3.33%
	2018		0.00%	0.40%	10.79	21.01	104,186	1,625,327	-1.23%	-0.83%	3.31%
	2017		0.00%	0.40%	10.90	21.27	112,811	1,738,999	3.96%	4.37%	3.14%

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Delaware Diversified Income Fund - Standard Class
	2021		0.20%	0.20%	$12.68	$12.68	6,942	$87,997	-1.49%	-1.49%	4.87%
	2020		0.20%	0.20%	12.87	12.87	7,136	91,838	10.82%	10.82%	5.36%
	2019		0.00%	0.20%	11.61	20.81	6,949	113,207	10.21%	10.43%	4.67%
	2018		0.00%	0.20%	10.54	18.84	27,277	485,509	-2.32%	-2.12%	3.56%
	2017		0.00%	0.20%	10.79	19.25	17,859	329,319	5.01%	5.22%	2.89%
LVIP Delaware High Yield Fund - Standard Class
	2021		0.20%	0.20%	13.30	13.30	1,379	18,346	4.71%	4.71%	9.66%
	2020		0.20%	0.20%	12.70	12.70	1,424	18,091	7.03%	7.03%	9.73%
	2019		0.20%	0.20%	11.87	11.87	7,042	83,590	16.20%	16.20%	11.08%
	2018		0.00%	0.20%	10.22	21.50	7,292	144,483	-4.65%	-4.47%	5.50%
	2017		0.00%	0.20%	10.71	22.51	7,128	141,096	7.27%	7.49%	5.62%
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class
	2021		0.20%	0.20%	11.38	11.38	19,020	216,390	-0.87%	-0.87%	1.73%
	2020		0.20%	0.20%	11.48	11.48	19,431	223,001	4.10%	4.10%	1.83%
	2019		0.20%	0.20%	11.03	11.03	32,970	363,494	4.99%	4.99%	2.52%
	2018		0.20%	0.20%	10.50	10.50	3,348	35,153	0.06%	0.06%	2.70%
	2017		0.20%	0.20%	10.49	10.49	4,166	43,723	1.97%	1.97%	2.09%
LVIP Delaware Mid Cap Value Fund - Standard Class
	2021		0.20%	0.20%	35.16	35.16	440	15,454	31.64%	31.64%	2.19%
	2020		0.20%	0.20%	26.71	26.71	187	4,988	0.28%	0.28%	3.25%
	2019		0.20%	0.20%	26.63	26.63	113	3,002	30.14%	30.14%	0.24%
	2018		0.00%	0.00%	18.98	18.98	1,204	22,851	-14.75%	-14.75%	1.76%
	2017		0.00%	0.00%	22.27	22.27	902	20,092	17.75%	17.75%	1.45%
LVIP Delaware REIT Fund - Standard Class
	2021		0.20%	0.20%	18.66	27.62	4,422	90,071	42.78%	42.78%	3.03%
	2020		0.20%	0.20%	13.07	19.35	4,360	61,023	-10.59%	-10.58%	2.60%
	2019		0.20%	0.20%	14.62	14.62	7,650	115,058	26.57%	26.57%	0.86%
	2018		0.00%	0.20%	11.55	20.66	4,259	52,325	-7.41%	-7.22%	2.09%
	2017		0.00%	0.20%	12.47	22.27	4,633	64,787	1.33%	1.54%	1.52%
LVIP Delaware SMID Cap Core Fund - Standard Class
	2019		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.56%
	2018		0.00%	0.00%	30.11	30.11	440	13,259	-12.12%	-12.12%	0.16%
	2017		0.00%	0.00%	34.26	34.26	335	11,474	18.65%	18.65%	0.29%
LVIP Delaware Social Awareness Fund - Standard Class
	2021		0.20%	0.20%	25.92	25.92	657	17,021	26.15%	26.15%	0.84%
	2020		0.20%	0.20%	20.55	20.55	672	13,807	19.45%	19.45%	0.43%
	2019		0.20%	0.20%	17.20	17.20	2,299	39,550	31.72%	31.72%	2.32%
	2018		0.00%	0.20%	13.06	25.04	1,214	22,461	-4.73%	-4.56%	1.57%
	2017		0.00%	0.20%	13.71	26.23	1,080	19,992	19.96%	20.19%	1.30%
LVIP Delaware U.S. Growth Fund - Standard Class
	2021		0.20%	0.20%	28.98	28.98	5,179	150,077	17.86%	17.86%	0.00%
	2020		0.20%	0.20%	24.59	24.59	5,335	131,174	43.84%	43.84%	0.00%
	2019		0.20%	0.20%	17.09	17.09	5,671	96,939	27.00%	27.00%	0.00%
	2018		0.20%	0.20%	13.46	13.46	22,292	300,027	-3.19%	-3.19%	0.00%
	2017		0.20%	0.20%	13.90	13.90	25,762	358,182	28.02%	28.02%	0.00%
LVIP Delaware Value Fund - Standard Class
	2021		0.20%	0.20%	19.46	34.23	14,716	389,435	22.17%	22.17%	4.53%
	2020		0.20%	0.20%	15.93	28.02	22,315	528,892	0.21%	0.21%	2.11%
	2019		0.20%	0.20%	15.90	15.90	23,612	569,947	19.73%	19.73%	1.29%
	2018		0.00%	0.20%	13.28	26.76	4,556	70,076	-2.92%	-2.73%	1.73%
	2017		0.00%	0.20%	13.68	27.51	5,293	78,905	13.57%	13.80%	2.25%
LVIP Delaware Wealth Builder Fund - Standard Class
	2021		0.20%	0.20%	14.93	14.93	2,557	38,179	11.56%	11.56%	2.07%
	2020		0.20%	0.20%	13.38	13.38	2,611	34,942	5.40%	5.40%	1.98%
	2019		0.20%	0.20%	12.70	12.70	3,686	46,799	15.67%	15.67%	1.85%
	2018		0.20%	0.20%	10.98	10.98	8,313	91,237	-5.41%	-5.41%	3.47%
	2017		0.20%	0.20%	11.60	11.60	3,588	41,631	12.07%	12.07%	2.24%

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class
	2021		0.20%	0.20%	$25.67	$25.67	11,584	$297,420	27.29%	27.29%	1.18%
	2020		0.20%	0.20%	20.17	20.17	11,883	239,666	16.17%	16.17%	1.68%
	2019		0.20%	0.20%	17.36	17.36	9,392	163,074	29.85%	29.85%	1.64%
	2018		0.20%	0.20%	13.37	13.37	14,221	190,149	-7.48%	-7.48%	1.50%
	2017		0.20%	0.20%	14.45	14.45	15,034	217,264	20.63%	20.63%	1.39%
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class
	2021		0.20%	0.20%	14.39	14.39	415	5,977	7.42%	7.42%	3.49%
	2020		0.20%	0.20%	13.40	13.40	426	5,703	6.87%	6.87%	1.96%
	2019		0.20%	0.20%	12.54	12.54	1,051	13,180	14.78%	14.78%	2.88%
	2018		0.20%	0.20%	10.92	10.92	629	6,873	-4.65%	-4.65%	2.55%
	2017		0.20%	0.20%	11.46	11.46	843	9,658	10.28%	10.28%	1.99%
LVIP Global Growth Allocation Managed Risk Fund - Standard Class
	2021		0.20%	0.20%	14.80	14.80	1,508	22,326	12.55%	12.55%	3.13%
	2020		0.20%	0.20%	13.15	13.15	1,546	20,335	5.64%	5.64%	2.16%
	2019		0.20%	0.20%	12.45	12.45	1,660	20,667	15.62%	15.62%	2.38%
	2018		0.20%	0.20%	10.77	10.77	1,661	17,892	-6.52%	-6.52%	3.00%
	2017		0.20%	0.20%	11.52	11.52	128	1,471	15.29%	15.29%	1.35%
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class
	2021		0.20%	0.20%	14.50	14.50	169	2,450	10.58%	10.58%	3.09%
	2020		0.20%	0.20%	13.11	13.11	173	2,269	5.86%	5.86%	2.11%
	2019		0.20%	0.20%	12.39	12.39	177	2,196	14.77%	14.77%	2.56%
	2018		0.20%	0.20%	10.79	10.79	184	1,985	-5.63%	-5.63%	0.34%
	2017		0.20%	0.20%	11.44	11.44	13,904	159,039	14.09%	14.09%	2.32%
LVIP Government Money Market Fund - Standard Class
	2021		0.00%	0.20%	10.25	11.86	266,611	3,088,080	-0.18%	0.02%	0.01%
	2020		0.00%	0.20%	10.26	11.86	238,897	2,767,102	0.08%	0.28%	0.30%
	2019		0.00%	0.20%	10.26	11.83	707,587	8,144,330	1.59%	1.79%	1.76%
	2018		0.00%	0.20%	10.10	11.62	590,704	6,646,202	1.19%	1.39%	1.31%
	2017		0.00%	0.20%	9.98	11.46	1,086,113	11,511,087	0.21%	0.41%	0.43%
LVIP JPMorgan High Yield Fund - Standard Class
	2021		0.20%	0.20%	18.13	18.13	28,694	520,174	6.22%	6.22%	4.73%
	2020		0.20%	0.20%	17.07	17.07	27,589	470,854	5.35%	5.35%	3.46%
	2019		0.00%	0.20%	18.04	18.04	42,812	712,235	12.98%	12.98%	7.86%
	2018		0.00%	0.00%	15.97	15.97	12,926	206,413	-2.85%	-2.85%	3.28%
	2017		0.00%	0.00%	16.44	16.44	31,164	512,263	6.77%	6.77%	6.41%
LVIP MFS Value Fund - Standard Class
	2021		0.00%	0.00%	31.78	31.78	4,630	147,152	25.46%	25.46%	0.87%
	2020		0.00%	0.00%	25.33	25.33	7,578	191,966	3.66%	3.66%	0.59%
	2019		0.00%	0.00%	24.44	24.44	29,837	729,152	29.84%	29.84%	1.73%
	2018		0.00%	0.00%	18.82	18.82	30,452	573,153	-9.99%	-9.99%	1.64%
	2017		0.00%	0.00%	20.91	20.91	35,812	748,867	17.63%	17.63%	1.91%
LVIP Mondrian International Value Fund - Standard Class
	2021		0.20%	0.20%	11.88	11.88	8,936	106,131	11.04%	11.04%	3.40%
	2020		0.20%	0.20%	10.70	10.70	9,229	98,707	-5.16%	-5.16%	2.62%
	2019		0.20%	0.20%	11.28	11.28	6,500	73,306	18.01%	18.01%	8.64%
	2018		0.20%	0.20%	9.56	9.56	3,707	35,420	-11.65%	-11.65%	3.19%
	2017		0.20%	0.20%	10.82	10.82	3,716	40,200	21.10%	21.10%	0.73%
LVIP SSGA Bond Index Fund - Standard Class
	2021		0.20%	0.20%	12.71	12.71	198,636	2,523,698	-2.17%	-2.17%	1.93%
	2020		0.20%	0.20%	12.99	12.99	103,612	1,345,666	7.27%	7.27%	2.54%
	2019	2/27/19	0.20%	0.20%	12.11	12.11	27,306	330,604	6.96%	6.96%	3.20%
LVIP SSGA International Index Fund - Standard Class
	2021		0.00%	0.20%	15.02	21.36	64,315	1,135,421	10.83%	11.06%	2.49%
	2020		0.00%	0.20%	13.53	19.27	64,928	1,058,722	7.63%	7.85%	2.34%
	2019		0.00%	0.20%	12.54	12.54	76,295	1,139,004	21.58%	21.58%	3.07%
	2018		0.00%	0.00%	10.32	10.32	38,870	401,051	-13.70%	-13.70%	2.77%
	2017		0.00%	0.00%	11.96	11.96	33,886	405,135	24.69%	24.69%	2.80%

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSGA Mid-Cap Index Fund - Standard Class
	2021		0.00%	0.20%	$21.31	$21.62	86,000	$1,848,906	24.12%	24.37%	1.06%
	2020		0.00%	0.20%	17.17	17.38	106,758	1,845,968	12.96%	13.19%	1.55%
	2019		0.00%	0.20%	15.36	15.36	140,480	2,144,826	25.81%	25.81%	1.51%
	2018		0.00%	0.00%	12.21	12.21	64,343	785,482	-11.37%	-11.37%	1.35%
	2017		0.00%	0.00%	13.77	13.77	65,007	895,352	15.86%	15.86%	1.45%
LVIP SSGA S&P 500 Index Fund - Standard Class
	2021		0.00%	0.20%	46.74	48.88	41,348	1,974,683	28.17%	28.42%	1.28%
	2020		0.00%	0.20%	36.47	38.06	42,850	1,587,791	17.80%	18.03%	0.88%
	2019		0.00%	0.20%	32.25	32.25	105,318	3,338,629	31.20%	31.20%	1.95%
	2018		0.00%	0.00%	24.58	24.58	58,893	1,447,566	-4.64%	-4.64%	1.75%
	2017		0.00%	0.00%	25.78	25.78	59,224	1,526,601	21.57%	21.57%	1.97%
LVIP SSGA Small-Cap Index Fund - Standard Class
	2021		0.00%	0.20%	30.82	34.45	10,162	338,128	14.33%	14.56%	0.76%
	2020		0.00%	0.20%	26.91	30.14	12,613	367,864	18.96%	19.20%	0.78%
	2019		0.00%	0.20%	22.57	22.57	19,966	480,039	25.03%	25.03%	1.18%
	2018		0.00%	0.00%	18.05	18.05	8,580	154,906	-11.37%	-11.37%	1.13%
	2017		0.00%	0.00%	20.37	20.37	7,447	151,685	14.21%	14.21%	1.25%
LVIP T. Rowe Price Growth Stock Fund - Standard Class
	2021		0.00%	0.35%	54.83	57.85	52,679	2,953,865	20.05%	20.47%	0.00%
	2020		0.00%	0.35%	45.51	48.11	73,610	3,443,820	35.99%	36.47%	0.00%
	2019		0.00%	0.35%	33.35	34.90	66,080	2,271,464	30.60%	31.06%	0.10%
	2018		0.00%	0.35%	25.45	26.72	30,918	789,715	-1.47%	-1.12%	0.19%
	2017		0.00%	0.35%	25.74	25.74	27,228	703,978	33.69%	33.69%	0.27%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class
	2021		0.20%	0.20%	29.22	48.11	4,647	155,671	13.62%	13.62%	0.01%
	2020		0.20%	0.20%	25.72	42.34	4,634	135,311	31.43%	31.43%	0.00%
	2019		0.00%	0.20%	19.57	43.14	15,220	474,500	37.12%	37.40%	0.17%
	2018		0.00%	0.20%	14.27	31.39	12,296	316,221	-3.27%	-3.08%	0.38%
	2017		0.00%	0.20%	14.75	32.39	11,620	338,398	24.49%	24.74%	0.20%
MFS® VIT Growth Series - Initial Class
	2019		0.00%	0.00%	35.97	35.97	1,108	39,864	38.15%	38.15%	0.00%
	2018		0.00%	0.00%	26.04	26.04	1,106	28,803	2.67%	2.67%	0.07%
	2017		0.00%	0.00%	25.36	25.36	2,566	65,090	31.40%	31.40%	0.05%
MFS® VIT Total Return Series - Initial Class
	2021		0.00%	0.20%	17.73	30.02	52,499	1,236,165	13.89%	14.12%	1.80%
	2020		0.00%	0.20%	15.57	26.31	49,963	1,022,016	9.59%	9.81%	2.34%
	2019		0.00%	0.20%	14.21	23.96	72,428	1,520,951	20.14%	20.38%	2.44%
	2018		0.00%	0.20%	11.83	19.90	58,434	975,377	-5.80%	-5.61%	2.47%
	2017		0.00%	0.20%	12.55	21.08	30,126	541,438	12.07%	12.30%	1.61%
MFS® VIT Utilities Series - Initial Class
	2021		0.20%	0.20%	16.25	16.25	3,357	54,538	13.86%	13.86%	1.75%
	2020		0.20%	0.20%	14.27	14.27	3,427	48,904	5.69%	5.69%	2.44%
	2019		0.20%	0.20%	13.50	13.50	4,228	57,073	24.82%	24.82%	4.27%
	2018		0.20%	0.20%	10.82	10.82	3,298	35,671	0.86%	0.86%	1.05%
	2017		0.20%	0.20%	10.72	10.72	4,964	53,239	14.60%	14.60%	4.31%
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class
	2021		0.20%	0.35%	27.48	41.22	8,661	257,471	12.60%	12.77%	0.00%
	2020		0.20%	0.35%	24.37	36.61	8,885	234,284	39.49%	39.70%	0.00%
	2019		0.20%	0.35%	17.45	26.25	7,696	147,245	32.28%	32.48%	0.00%
	2018		0.20%	0.35%	13.17	19.84	8,433	121,060	-6.73%	-6.59%	0.00%
	2017		0.20%	0.35%	14.10	21.27	10,469	158,538	24.85%	25.04%	0.00%
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class
	2021		0.35%	0.35%	29.00	29.00	1,330	38,562	32.34%	32.34%	0.62%
	2020		0.35%	0.35%	21.92	21.92	1,362	29,860	-2.96%	-2.96%	1.21%
	2019		0.35%	0.35%	22.59	22.59	1,386	31,311	16.34%	16.34%	0.72%
	2018		0.35%	0.35%	19.41	19.41	1,410	27,372	-15.57%	-15.57%	0.58%
	2017		0.20%	0.35%	13.02	22.99	1,441	33,059	16.33%	16.50%	0.58%

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
PIMCO VIT Real Return Portfolio - Administrative Class
	2021		0.20%	0.20%	$12.62	$12.62	14,113	$178,165	5.38%	5.38%	4.90%
	2020		0.20%	0.20%	11.98	11.98	11,037	132,218	11.49%	11.49%	1.47%
	2019	2/27/19	0.20%	0.20%	10.75	10.75	5,303	56,983	6.27%	6.27%	1.37%
PIMCO VIT Total Return Portfolio - Administrative Class
	2017	5/26/17	0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.99%
T. Rowe Price Equity Income Portfolio
	2020		0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.72%
	2019		0.00%	0.00%	25.52	25.52	2,763	70,517	26.40%	26.40%	2.32%
	2018		0.00%	0.00%	20.19	20.19	3,147	63,549	-9.50%	-9.50%	2.05%
	2017		0.00%	0.00%	22.31	22.31	2,022	45,120	16.02%	16.02%	1.96%
Templeton Global Bond VIP Fund - Class 1
	2021		0.20%	0.20%	9.34	9.34	34,726	324,310	-4.81%	-4.81%	0.00%
	2020		0.20%	0.20%	9.81	9.81	35,485	348,157	-5.26%	-5.26%	8.89%
	2019		0.20%	0.20%	10.36	10.36	27,644	286,297	2.05%	2.05%	7.15%
	2018		0.20%	0.20%	10.15	10.15	25,348	257,237	2.01%	2.01%	0.00%
	2017		0.20%	0.20%	9.95	9.95	3,578	35,598	1.95%	1.95%	0.00%
Templeton Growth VIP Fund - Class 1
	2021		0.20%	0.20%	12.27	12.27	638	7,824	5.06%	5.06%	1.30%
	2020		0.20%	0.20%	11.68	11.68	652	7,616	5.78%	5.78%	3.49%
	2019		0.20%	0.20%	11.04	11.04	396	4,377	15.22%	15.22%	2.40%
	2018		0.20%	0.20%	9.58	9.58	1,564	14,983	-14.78%	-14.78%	2.22%
	2017		0.20%	0.20%	11.24	11.24	1,555	17,483	18.53%	18.53%	0.90%

(1)  Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received thereby a succeeding commencement date is disclosed.

(2)  These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for only those subaccounts which contain investments as of the respective year end. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3)  As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4)  These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5)  These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

4. Purchases and Sales of Investments

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2021:

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
AB VPS Global Thematic Growth Portfolio - Class A	$30,209	$6,181
AB VPS Growth and Income Portfolio - Class A	3,517	11,355
AB VPS International Value Portfolio - Class A	589	779
AB VPS Small/Mid Cap Value Portfolio - Class A	58	257
American Century VP Disciplined Core Value Fund - Class I	2,120	346
American Century VP Inflation Protection Fund - Class II	1,189	1,154
American Century VP International Fund - Class I	3,280	3,179
American Funds Global Growth Fund - Class 2	10,171	5,237
American Funds Global Small Capitalization Fund - Class 2	26,893	103,188
American Funds Growth Fund - Class 2	61,248	14,714
American Funds Growth-Income Fund - Class 2	111	111
American Funds High-Income Trust - Class 2	225	132
American Funds International Fund - Class 2	92,698	533,155
American Funds U.S. Government Securities Fund - Class 2	4,191	963
BlackRock Equity Dividend V.I. Fund - Class I	11,896	2,290
BlackRock Global Allocation V.I. Fund - Class I	10,252	2,357
BlackRock High Yield V.I. Fund - Class I	57,796	116,258
ClearBridge Variable Small Cap Growth Portfolio - Class I	17,831	27,315
Delaware VIP® Emerging Markets Series - Standard Class	195,207	223,968
Delaware VIP® Small Cap Value Series - Standard Class	17,525	13,590
DWS Equity 500 Index VIP Portfolio - Class A	44,196	21,517
DWS Small Cap Index VIP Portfolio - Class A	13,293	6,740
Fidelity® VIP Asset Manager Portfolio - Service Class	3,377	4,282
Fidelity® VIP Contrafund® Portfolio - Service Class	33,384	9,646
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	17,662	1,413
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	49,562	39,020
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	41,688	22,212
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	72,287	23,653
Fidelity® VIP Freedom Income Portfolio(SM) - Service Class	83,805	75,005
Fidelity® VIP Investment Grade Bond Portfolio - Service Class	77,107	27,798
Fidelity® VIP Mid Cap Portfolio - Service Class	13,098	2,689
Fidelity® VIP Overseas Portfolio - Service Class	1,428	445
Franklin Mutual Shares VIP Fund - Class 1	4,321	2,122
Janus Henderson Balanced Portfolio - Service Shares	10,977	11,116
LVIP Baron Growth Opportunities Fund - Service Class	3,439	3,633
LVIP Baron Growth Opportunities Fund - Standard Class	2,212	2,600
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	745	315
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	1,558	413
LVIP Delaware Bond Fund - Standard Class	268,025	267,455
LVIP Delaware Diversified Income Fund - Standard Class	1,015,221	952,646
LVIP Delaware High Yield Fund - Standard Class	1,766	623
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class	3,816	5,118
LVIP Delaware Mid Cap Value Fund - Standard Class	9,613	1,305
LVIP Delaware REIT Fund - Standard Class	9,145	4,388
LVIP Delaware Social Awareness Fund - Standard Class	800	404
LVIP Delaware U.S. Growth Fund - Standard Class	33,584	4,478
LVIP Delaware Value Fund - Standard Class	125,689	288,806
LVIP Delaware Wealth Builder Fund - Standard Class	1,809	848
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	14,210	7,704
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	351	158
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	1,711	586
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	161	62
LVIP Government Money Market Fund - Standard Class	608,776	287,785
LVIP JPMorgan High Yield Fund - Standard Class	70,124	27,772
LVIP MFS Value Fund - Standard Class	34,580	121,967
LVIP Mondrian International Value Fund - Standard Class	3,624	3,637
LVIP SSGA Bond Index Fund - Standard Class	1,446,959	207,474

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
LVIP SSGA International Index Fund - Standard Class	$397,174	$415,263
LVIP SSGA Mid-Cap Index Fund - Standard Class	360,098	678,513
LVIP SSGA S&P 500 Index Fund - Standard Class	520,981	540,227
LVIP SSGA Small-Cap Index Fund - Standard Class	265,761	335,687
LVIP T. Rowe Price Growth Stock Fund - Standard Class	707,278	1,517,055
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	31,823	9,581
MFS® VIT Total Return Series - Initial Class	285,959	145,511
MFS® VIT Utilities Series - Initial Class	2,622	1,173
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	27,184	7,057
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	219	969
PIMCO VIT Real Return Portfolio - Administrative Class	62,994	17,508
Templeton Global Bond VIP Fund - Class 1	—	7,837
Templeton Growth VIP Fund - Class 1	104	194

5. Investments

The following is a summary of investments owned at December 31, 2021:

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
AB VPS Global Thematic Growth Portfolio - Class A	6,040	$46.20	$279,048	$208,769
AB VPS Growth and Income Portfolio - Class A	12,347	36.83	454,748	357,021
AB VPS International Value Portfolio - Class A	1,847	15.72	29,040	26,329
AB VPS Small/Mid Cap Value Portfolio - Class A	339	23.46	7,945	6,104
American Century VP Disciplined Core Value Fund - Class I	1,358	10.72	14,553	12,305
American Century VP Inflation Protection Fund - Class II	3,381	11.42	38,606	34,611
American Century VP International Fund - Class I	7,558	14.86	112,318	77,630
American Funds Global Growth Fund - Class 2	4,549	44.94	204,441	145,694
American Funds Global Small Capitalization Fund - Class 2	7,075	32.94	233,059	171,764
American Funds Growth Fund - Class 2	3,844	126.28	485,440	349,123
American Funds Growth-Income Fund - Class 2	86	66.44	5,690	3,827
American Funds High-Income Trust - Class 2	535	9.98	5,341	5,120
American Funds International Fund - Class 2	25,674	22.60	580,238	505,173
American Funds U.S. Government Securities Fund - Class 2	3,590	11.53	41,389	46,131
BlackRock Equity Dividend V.I. Fund - Class I	7,193	12.17	87,534	85,571
BlackRock Global Allocation V.I. Fund - Class I	2,756	17.79	49,032	48,311
BlackRock High Yield V.I. Fund - Class I	20,292	7.59	154,019	149,815
ClearBridge Variable Small Cap Growth Portfolio - Class I	1,693	36.32	61,489	52,134
Delaware VIP® Emerging Markets Series - Standard Class	12,620	28.37	358,029	314,632
Delaware VIP® Small Cap Value Series - Standard Class	7,484	45.54	340,809	235,498
DWS Equity 500 Index VIP Portfolio - Class A	28,452	30.22	859,823	580,604
DWS Small Cap Index VIP Portfolio - Class A	10,635	18.63	198,131	153,968
Fidelity® VIP Asset Manager Portfolio - Service Class	9,266	18.14	168,092	137,729
Fidelity® VIP Contrafund® Portfolio - Service Class	5,427	54.00	293,038	199,874
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	1,085	15.37	16,677	16,282
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	17,228	17.88	308,038	253,201
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	2,743	28.97	79,462	65,599
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	5,373	26.29	141,266	125,610
Fidelity® VIP Freedom Income Portfolio(SM) - Service Class	21,176	12.74	269,779	250,983
Fidelity® VIP Investment Grade Bond Portfolio - Service Class	39,553	13.18	521,309	510,619
Fidelity® VIP Mid Cap Portfolio - Service Class	1,627	40.63	66,125	56,425
Fidelity® VIP Overseas Portfolio - Service Class	656	29.13	19,122	14,569
Franklin Mutual Shares VIP Fund - Class 1	2,543	19.62	49,898	50,130
Janus Henderson Balanced Portfolio - Service Shares	15,788	53.14	838,998	481,664
LVIP Baron Growth Opportunities Fund - Service Class	1,694	91.57	155,091	84,065
LVIP Baron Growth Opportunities Fund - Standard Class	1,088	95.26	103,612	55,829
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	542	24.01	13,004	10,207
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	335	54.40	18,225	13,384
LVIP Delaware Bond Fund - Standard Class	103,941	13.69	1,423,060	1,458,878
LVIP Delaware Diversified Income Fund - Standard Class	8,354	10.53	87,997	87,701

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
LVIP Delaware High Yield Fund - Standard Class	3,787	$4.85	$18,346	$18,594
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class	22,040	9.82	216,390	216,251
LVIP Delaware Mid Cap Value Fund - Standard Class	336	46.01	15,454	12,982
LVIP Delaware REIT Fund - Standard Class	5,366	16.79	90,071	72,560
LVIP Delaware Social Awareness Fund - Standard Class	310	54.90	17,021	12,189
LVIP Delaware U.S. Growth Fund - Standard Class	12,015	12.49	150,077	143,867
LVIP Delaware Value Fund - Standard Class	13,117	29.69	389,435	370,734
LVIP Delaware Wealth Builder Fund - Standard Class	2,964	12.88	38,179	40,710
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	6,418	46.34	297,420	202,093
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	406	14.72	5,977	5,643
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	1,431	15.60	22,326	21,231
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	155	15.82	2,450	2,319
LVIP Government Money Market Fund - Standard Class	308,808	10.00	3,088,080	3,088,097
LVIP JPMorgan High Yield Fund - Standard Class	48,146	10.80	520,174	511,964
LVIP MFS Value Fund - Standard Class	2,549	57.72	147,152	104,510
LVIP Mondrian International Value Fund - Standard Class	6,441	16.48	106,131	94,649
LVIP SSGA Bond Index Fund - Standard Class	218,578	11.55	2,523,698	2,554,456
LVIP SSGA International Index Fund - Standard Class	101,214	11.22	1,135,421	979,621
LVIP SSGA Mid-Cap Index Fund - Standard Class	121,903	15.17	1,848,906	1,494,856
LVIP SSGA S&P 500 Index Fund - Standard Class	65,637	30.09	1,974,683	1,391,250
LVIP SSGA Small-Cap Index Fund - Standard Class	8,531	39.64	338,128	305,805
LVIP T. Rowe Price Growth Stock Fund - Standard Class	40,842	72.33	2,953,865	2,061,936
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	4,293	36.26	155,671	125,873
MFS® VIT Total Return Series - Initial Class	44,498	27.78	1,236,165	1,085,270
MFS® VIT Utilities Series - Initial Class	1,424	38.31	54,538	41,396
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	6,383	40.34	257,471	215,213
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	1,897	20.33	38,562	29,605
PIMCO VIT Real Return Portfolio - Administrative Class	12,735	13.99	178,165	168,823
Templeton Global Bond VIP Fund - Class 1	23,467	13.82	324,310	394,417
Templeton Growth VIP Fund - Class 1	659	11.87	7,824	7,871

6. Changes in Units Outstanding

The change in units outstanding for the year ended December 31, 2021, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Global Thematic Growth Portfolio - Class A	—	(217)	(217)
AB VPS Growth and Income Portfolio - Class A	—	(519)	(519)
AB VPS International Value Portfolio - Class A	—	(63)	(63)
AB VPS Small/Mid Cap Value Portfolio - Class A	—	(14)	(14)
American Century VP Disciplined Core Value Fund - Class I	—	(16)	(16)
American Century VP Inflation Protection Fund - Class II	—	(87)	(87)
American Century VP International Fund - Class I	—	(175)	(175)
American Funds Global Growth Fund - Class 2	—	(191)	(191)
American Funds Global Small Capitalization Fund - Class 2	541	(2,669)	(2,128)
American Funds Growth Fund - Class 2	49	(345)	(296)
American Funds Growth-Income Fund - Class 2	—	(4)	(4)
American Funds High-Income Trust - Class 2	—	(9)	(9)
American Funds International Fund - Class 2	2,909	(24,228)	(21,319)
American Funds U.S. Government Securities Fund - Class 2	—	(73)	(73)
BlackRock Equity Dividend V.I. Fund - Class I	—	(91)	(91)
BlackRock Global Allocation V.I. Fund - Class I	117	(103)	14
BlackRock High Yield V.I. Fund - Class I	4,213	(9,726)	(5,513)
ClearBridge Variable Small Cap Growth Portfolio - Class I	376	(945)	(569)
Delaware VIP® Emerging Markets Series - Standard Class	9,275	(11,177)	(1,902)
Delaware VIP® Small Cap Value Series - Standard Class	481	(648)	(167)
DWS Equity 500 Index VIP Portfolio - Class A	9	(707)	(698)
DWS Small Cap Index VIP Portfolio - Class A	—	(268)	(268)
Fidelity® VIP Asset Manager Portfolio - Service Class	—	(250)	(250)
Fidelity® VIP Contrafund® Portfolio - Service Class	—	(353)	(353)

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	915	(72)	843
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	1,576	(1,818)	(242)
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	1,596	(941)	655
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	2,900	(990)	1,910
Fidelity® VIP Freedom Income Portfolio(SM) - Service Class	5,226	(5,141)	85
Fidelity® VIP Investment Grade Bond Portfolio - Service Class	4,098	(2,075)	2,023
Fidelity® VIP Mid Cap Portfolio - Service Class	74	(86)	(12)
Fidelity® VIP Overseas Portfolio - Service Class	—	(24)	(24)
Franklin Mutual Shares VIP Fund - Class 1	120	(95)	25
Janus Henderson Balanced Portfolio - Service Shares	—	(309)	(309)
LVIP Baron Growth Opportunities Fund - Service Class	—	(128)	(128)
LVIP Baron Growth Opportunities Fund - Standard Class	—	(91)	(91)
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	—	(18)	(18)
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	—	(17)	(17)
LVIP Delaware Bond Fund - Standard Class	10,694	(12,863)	(2,169)
LVIP Delaware Diversified Income Fund - Standard Class	41,681	(41,875)	(194)
LVIP Delaware High Yield Fund - Standard Class	—	(45)	(45)
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class	—	(411)	(411)
LVIP Delaware Mid Cap Value Fund - Standard Class	294	(41)	253
LVIP Delaware REIT Fund - Standard Class	288	(226)	62
LVIP Delaware Social Awareness Fund - Standard Class	—	(15)	(15)
LVIP Delaware U.S. Growth Fund - Standard Class	—	(156)	(156)
LVIP Delaware Value Fund - Standard Class	1,284	(8,883)	(7,599)
LVIP Delaware Wealth Builder Fund - Standard Class	—	(54)	(54)
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	—	(299)	(299)
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	—	(11)	(11)
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	—	(38)	(38)
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	—	(4)	(4)
LVIP Government Money Market Fund - Standard Class	52,016	(24,302)	27,714
LVIP JPMorgan High Yield Fund - Standard Class	2,632	(1,527)	1,105
LVIP MFS Value Fund - Standard Class	1,022	(3,970)	(2,948)
LVIP Mondrian International Value Fund - Standard Class	—	(293)	(293)
LVIP SSGA Bond Index Fund - Standard Class	110,957	(15,933)	95,024
LVIP SSGA International Index Fund - Standard Class	22,108	(22,721)	(613)
LVIP SSGA Mid-Cap Index Fund - Standard Class	14,211	(34,969)	(20,758)
LVIP SSGA S&P 500 Index Fund - Standard Class	11,175	(12,677)	(1,502)
LVIP SSGA Small-Cap Index Fund - Standard Class	7,763	(10,214)	(2,451)
LVIP T. Rowe Price Growth Stock Fund - Standard Class	8,689	(29,620)	(20,931)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	239	(226)	13
MFS® VIT Total Return Series - Initial Class	7,993	(5,457)	2,536
MFS® VIT Utilities Series - Initial Class	—	(70)	(70)
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	—	(224)	(224)
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	—	(32)	(32)
PIMCO VIT Real Return Portfolio - Administrative Class	4,508	(1,432)	3,076
Templeton Global Bond VIP Fund - Class 1	—	(759)	(759)
Templeton Growth VIP Fund - Class 1	—	(14)	(14)

The change in units outstanding for the year ended December 31, 2020, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Global Thematic Growth Portfolio - Class A	4,752	(474)	4,278
AB VPS Growth and Income Portfolio - Class A	7,717	(7,360)	357
AB VPS International Value Portfolio - Class A	355	(811)	(456)
AB VPS Small/Mid Cap Value Portfolio - Class A	54	(4,651)	(4,597)
American Century VP Disciplined Core Value Fund - Class I	23	(1,650)	(1,627)
American Century VP Inflation Protection Fund - Class II	455	(1,527)	(1,072)
American Century VP International Fund - Class I	1,438	(331)	1,107
American Funds Global Growth Fund - Class 2	2,262	(8,530)	(6,268)
American Funds Global Small Capitalization Fund - Class 2	2,369	(10,207)	(7,838)
American Funds Growth Fund - Class 2	10,635	(6,352)	4,283
American Funds Growth-Income Fund - Class 2	267	(35)	232

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
American Funds High-Income Trust - Class 2	55	(2,124)	(2,069)
American Funds International Fund - Class 2	6,446	(32,955)	(26,509)
American Funds U.S. Government Securities Fund - Class 2	33,341	(30,122)	3,219
BlackRock Equity Dividend V.I. Fund - Class I	—	(66)	(66)
BlackRock Global Allocation V.I. Fund - Class I	303	(101)	202
BlackRock High Yield V.I. Fund - Class I	2,162	(307)	1,855
ClearBridge Variable Small Cap Growth Portfolio - Class I	306	(355)	(49)
Delaware VIP® Emerging Markets Series - Standard Class	8,944	(16,447)	(7,503)
Delaware VIP® Small Cap Value Series - Standard Class	5,653	(1,247)	4,406
DWS Equity 500 Index VIP Portfolio - Class A	7,573	(4,866)	2,707
DWS Small Cap Index VIP Portfolio - Class A	2,304	(444)	1,860
Fidelity® VIP Asset Manager Portfolio - Service Class	896	(3,830)	(2,934)
Fidelity® VIP Contrafund® Portfolio - Service Class	9,923	(18,743)	(8,820)
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	70	(21,278)	(21,208)
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	6,668	(150)	6,518
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	1,770	(95)	1,675
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	3,906	(1,152)	2,754
Fidelity® VIP Freedom Income Portfolio(SM) - Service Class	708	(16,977)	(16,269)
Fidelity® VIP Growth Portfolio - Service Class	—	(4,088)	(4,088)
Fidelity® VIP Investment Grade Bond Portfolio - Service Class	2,338	(9,387)	(7,049)
Fidelity® VIP Mid Cap Portfolio - Service Class	254	(228)	26
Fidelity® VIP Overseas Portfolio - Service Class	17	(1,227)	(1,210)
Franklin Mutual Shares VIP Fund - Class 1	325	(91)	234
Janus Henderson Balanced Portfolio - Service Shares	—	(365)	(365)
LVIP Baron Growth Opportunities Fund - Service Class	3,238	(520)	2,718
LVIP Baron Growth Opportunities Fund - Standard Class	389	(3,760)	(3,371)
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	24	(217)	(193)
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	4,338	(4,826)	(488)
LVIP Delaware Bond Fund - Standard Class	29,148	(59,383)	(30,235)
LVIP Delaware Diversified Income Fund - Standard Class	27,719	(27,532)	187
LVIP Delaware High Yield Fund - Standard Class	198	(5,816)	(5,618)
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class	3,441	(16,980)	(13,539)
LVIP Delaware Mid Cap Value Fund - Standard Class	109	(35)	74
LVIP Delaware REIT Fund - Standard Class	1,685	(4,975)	(3,290)
LVIP Delaware Social Awareness Fund - Standard Class	50	(1,677)	(1,627)
LVIP Delaware U.S. Growth Fund - Standard Class	4,113	(4,449)	(336)
LVIP Delaware Value Fund - Standard Class	3,790	(5,087)	(1,297)
LVIP Delaware Wealth Builder Fund - Standard Class	96	(1,171)	(1,075)
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	3,016	(525)	2,491
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	56	(681)	(625)
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	33	(147)	(114)
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	—	(4)	(4)
LVIP Government Money Market Fund - Standard Class	177,226	(645,916)	(468,690)
LVIP JPMorgan High Yield Fund - Standard Class	2,658	(17,881)	(15,223)
LVIP MFS Value Fund - Standard Class	3,499	(25,758)	(22,259)
LVIP Mondrian International Value Fund - Standard Class	3,417	(688)	2,729
LVIP SSGA Bond Index Fund - Standard Class	92,351	(16,045)	76,306
LVIP SSGA International Index Fund - Standard Class	15,267	(26,634)	(11,367)
LVIP SSGA Mid-Cap Index Fund - Standard Class	14,616	(48,338)	(33,722)
LVIP SSGA S&P 500 Index Fund - Standard Class	14,151	(76,619)	(62,468)
LVIP SSGA Small-Cap Index Fund - Standard Class	7,917	(15,270)	(7,353)
LVIP T. Rowe Price Growth Stock Fund - Standard Class	15,519	(7,989)	7,530
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	955	(11,541)	(10,586)
MFS® VIT Growth Series - Initial Class	—	(1,108)	(1,108)
MFS® VIT Total Return Series - Initial Class	10,540	(33,005)	(22,465)
MFS® VIT Utilities Series - Initial Class	106	(907)	(801)
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	9,010	(7,821)	1,189
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	—	(24)	(24)
PIMCO VIT Real Return Portfolio - Administrative Class	7,144	(1,410)	5,734
T. Rowe Price Equity Income Portfolio	—	(2,763)	(2,763)
Templeton Global Bond VIP Fund - Class 1	10,582	(2,741)	7,841
Templeton Growth VIP Fund - Class 1	272	(16)	256

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

7. Subsequent Events

Management evaluated subsequent events through the date these financial statements were issued and determined there were no additional matters to be disclosed.

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of Lincoln Life & Annuity Company of New York
and

Contract Owners of LLANY Separate Account S for Flexible Premium Variable Life Insurance

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise LLANY Separate Account S for Flexible Premium Variable Life Insurance ("Variable Account"), as of December 31, 2021, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2021, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on each of the subaccounts' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Variable Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Ernst & Young LLP

We have served as the Variable Account's Auditor since 2001.
Philadelphia, Pennsylvania
April 6, 2022

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
AB VPS Global Thematic Growth Portfolio - Class A	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
AB VPS Growth and Income Portfolio - Class A	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
AB VPS International Value Portfolio - Class A	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
AB VPS Small/Mid Cap Value Portfolio - Class A	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Century VP Disciplined Core Value Fund - Class I	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Century VP Inflation Protection Fund - Class II	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Century VP International Fund - Class I	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Funds Global Growth Fund - Class 2	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Funds Global Small Capitalization Fund - Class 2	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Funds Growth Fund - Class 2	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Funds Growth-Income Fund - Class 2	As of December 31, 2021	For the year ended December 31, 2021	For the year ended December 31, 2021 and the period from March 10, 2020 (commencement of operations) through December 31, 2020
American Funds High-Income Trust - Class 2	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Funds International Fund - Class 2	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Funds U.S. Government Securities Fund - Class 2	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
BlackRock Equity Dividend V.I. Fund - Class I	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
BlackRock Global Allocation V.I. Fund - Class I	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
BlackRock High Yield V.I. Fund - Class I	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
ClearBridge Variable Small Cap Growth Portfolio - Class I	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Delaware VIP® Emerging Markets Series - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Delaware VIP® Small Cap Value Series - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
DWS Equity 500 Index VIP Portfolio - Class A	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
DWS Small Cap Index VIP Portfolio - Class A	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Fidelity® VIP Asset Manager Portfolio - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
Fidelity® VIP Contrafund® Portfolio - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	As of December 31, 2021	For the period from March 17, 2021 through December 31, 2021	For the period from March 17, 2021 through December 31, 2021
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Fidelity® VIP Freedom Income Portfolio(SM) - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Fidelity® VIP Growth Portfolio - Service Class	Available fund with no money invested at December 31, 2021	Available fund with no activity in the Statements of Operations at December 31, 2021	For each of the two years in the period ended December 31, 2021
Fidelity® VIP Investment Grade Bond Portfolio - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Fidelity® VIP Mid Cap Portfolio - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Fidelity® VIP Overseas Portfolio - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Franklin Mutual Shares VIP Fund - Class 1	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Janus Henderson Balanced Portfolio - Service Shares	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Baron Growth Opportunities Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Baron Growth Opportunities Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Delaware Bond Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Delaware Diversified Income Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Delaware High Yield Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Delaware Mid Cap Value Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Delaware REIT Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Delaware Social Awareness Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP Delaware U.S. Growth Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Delaware Value Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Delaware Wealth Builder Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Government Money Market Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP JPMorgan High Yield Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP MFS Value Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Mondrian International Value Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP SSGA Bond Index Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP SSGA International Index Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP SSGA Mid-Cap Index Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP SSGA S&P 500 Index Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP SSGA Small-Cap Index Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP T. Rowe Price Growth Stock Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
MFS® VIT Growth Series - Initial Class	Available fund with no money invested at December 31, 2021	Available fund with no activity in the Statements of Operations at December 31, 2021	For each of the two years in the period ended December 31, 2021
MFS® VIT Total Return Series - Initial Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
MFS® VIT Utilities Series - Initial Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
PIMCO VIT Real Return Portfolio - Administrative Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
T. Rowe Price Equity Income Portfolio	Available fund with no money invested at December 31, 2021	Available fund with no activity in the Statements of Operations at December 31, 2021	For each of the two years in the period ended December 31, 2021
Templeton Global Bond VIP Fund - Class 1	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Templeton Growth VIP Fund - Class 1	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021